United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-6061

(Investment Company Act File Number)

Federated Index Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  10/31/08

Date of Reporting Period:  Fiscal year ended 10/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares
Institutional Service Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.48		$27.36	$24.47	$22.93	$21.29
Income From Investment Operations:
Net investment income	0.40	[1]	0.45	0.42	0.43	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(9.67)		3.12	3.40	1.53	1.63
TOTAL FROM INVESTMENT OPERATIONS	(9.27)		3.57	3.82	1.96	1.95
Less Distributions:
Distributions from net investment income	(0.40)		(0.45)	(0.41)	(0.42)	(0.31)
Distributions from net realized gain on investments and futures contracts	(3.21)		(2.00)	(0.52)	--	--
TOTAL DISTRIBUTIONS	(3.61)		(2.45)	(0.93)	(0.42)	(0.31)
Regulatory Settlement Proceeds	0.02	[2]	--	--	--	--
Net Asset Value, End of Period	$15.62		$28.48	$27.36	$24.47	$22.93
Total Return [3]	(36.23)	% [2]	14.13%	15.99%	8.58%	9.21%

Ratios to Average Net Assets:
Net expenses	0.35%		0.35%	0.35%	0.35%	0.35%
Net investment income	1.84%		1.63%	1.63%	1.76%	1.35%
Expense waiver/reimbursement [4]	0.07%		0.03%	0.17%	0.28%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$215,731		$651,327	$660,249	$628,948	$705,040
Portfolio turnover	47%		49%	42%	30%	19%

1 Per share number has been calculated using the average shares method.

2 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.08% on the total return. (See Notes to Financial Statements, Note 8.)

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.41		$27.30	$24.42	$22.88	$21.24
Income From Investment Operations:
Net investment income	0.33	[1]	0.35	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	(9.64)		3.12	3.40	1.54	1.65
TOTAL FROM INVESTMENT OPERATIONS	(9.31)		3.47	3.74	1.89	1.88
Less Distributions:
Distributions from net investment income	(0.33)		(0.36)	(0.34)	(0.35)	(0.24)
Distributions from net realized gain on investments and futures contracts	(3.21)		(2.00)	(0.52)	--	--
TOTAL DISTRIBUTIONS	(3.54)		(2.36)	(0.86)	(0.35)	(0.24)
Regulatory Settlement Proceeds	0.02	[2]	--	--	--	--
Net Asset Value, End of Period	$15.58		$28.41	$27.30	$24.42	$22.88
Total Return [3]	(36.41)	% [2]	13.78%	15.63%	8.27%	8.89%

Ratios to Average Net Assets:
Net expenses	0.65%		0.65%	0.65%	0.65%	0.65%
Net investment income	1.54%		1.33%	1.34%	1.45%	1.05%
Expense waiver/reimbursement [4]	0.32%		0.29%	0.29%	0.29%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$235,167		$490,722	$526,622	$526,555	$556,243
Portfolio turnover	47%		49%	42%	30%	19%

1 Per share number has been calculated using the average shares method.

2 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.08% on the total return. (See Notes to Financial Statements, Note 8.)

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.32		$27.23	$24.35	$22.81	$21.18
Income From Investment Operations:
Net investment income	0.17	[1]	0.15	0.15	0.17	0.07
Net realized and unrealized gain (loss) on investments and futures contracts	(9.60)		3.10	3.41	1.55	1.64
TOTAL FROM INVESTMENT OPERATIONS	(9.43)		3.25	3.56	1.72	1.71
Less Distributions:
Distributions from net investment income	(0.17)		(0.16)	(0.16)	(0.18)	(0.08)
Distributions from net realized gain on investments and futures contracts	(3.21)		(2.00)	(0.52)	--	--
TOTAL DISTRIBUTIONS	(3.38)		(2.16)	(0.68)	(0.18)	(0.08)
Regulatory Settlement Proceeds	0.02	[2]	--	--	--	--
Net Asset Value, End of Period	$15.53		$28.32	$27.23	$24.35	$22.81
Total Return [3]	(36.87	)% [2]	12.91%	14.86%	7.55%	8.07%

Ratios to Average Net Assets:
Net expenses	1.41%		1.40%	1.35%	1.32%	1.41%
Net investment income	0.78%		0.59%	0.64%	0.80%	0.29%
Expense waiver/reimbursement [4]	0.05%		0.02%	0.02%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,288		$75,531	$78,043	$86,361	$102,614
Portfolio turnover	47%		49%	42%	30%	19%

1 Per share number has been calculated using the average shares method.

2 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.08% on the total return. (See Notes to Financial Statements, Note 8.)

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$28.41		$27.30	$24.43	$22.90	$21.27
Income From Investment Operations:
Net investment income	0.24	[1]	0.23	0.22	0.24	0.14
Net realized and unrealized gain (loss) on investments and futures contracts	(9.65)		3.13	3.41	1.53	1.65
TOTAL FROM INVESTMENT OPERATIONS	(9.41)		3.36	3.63	1.77	1.79
Less Distributions:
Distributions from net investment income	(0.23)		(0.25)	(0.24)	(0.24)	(0.16)
Distributions from net realized gain on investments and futures contracts	(3.21)		(2.00)	(0.52)	--	--
TOTAL DISTRIBUTIONS	(3.44)		(2.25)	(0.76)	(0.24)	(0.16)
Regulatory Settlement Proceeds	0.02	[2]	--	--	--	--
Net Asset Value, End of Period	$15.58		$28.41	$27.30	$24.43	$22.90
Total Return [3]	(36.72)	% [2]	13.29%	15.14%	7.75%	8.42	% [4]

Ratios to Average Net Assets:
Net expenses	1.10%		1.10%	1.10%	1.10%	1.10%
Net investment income	1.11%		0.88%	0.85%	0.96%	0.60%
Expense waiver/reimbursement [5]	0.05%		0.02%	0.02%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,739		$73,702	$76,756	$39,617	$31,940
Portfolio turnover	47%		49%	42%	30%	19%

1 Per share number has been calculated using the average shares method.

2 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.08% on the total return. (See Notes to Financial Statements, Note 8.)

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Manager, which had an impact of 0.05% on the total return.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$ 707.70	$1.50
Institutional Service Shares	$1,000	$ 706.40	$2.79
Class C Shares	$1,000	$ 704.10	$6.04
Class K Shares	$1,000	$ 704.80	$4.71
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.38	$1.78
Institutional Service Shares	$1,000	$1,021.87	$3.30
Class C Shares	$1,000	$1,018.05	$7.15
Class K Shares	$1,000	$1,019.61	$5.58

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.35%
Institutional Service Shares	0.65%
Class C Shares	1.41%
Class K Shares	1.10%

Management's Discussion of Fund Performance

The Federated Max-Cap Index Fund's Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares produced total returns of (36.23)%, (36.41)%, (36.87)% and (36.72)%, respectively, based on net asset value for the 12-month reporting period ended October 31, 2008. The Fund's benchmark the Standard & Poor's 500 Index (S&P 500), 1 posted a total return of (36.10)% for the reporting period. The Fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

U.S. equities posted sharp losses for the reporting period, capped by an October return that represented one of the most challenging months in more than 20 years. The end of the reporting period, particularly the months of September and October, was historic for financial markets as the credit crunch that began in the summer of 2007 boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking concerns over a market and economic downturn and prompting the largest government rescue plan in recent memory. Unprecedented events of the past 12 months included the failures of several prominent U.S. financial institutions; the U.S. government's takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); the reorganization of Wall Street's remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program bill by the U.S. Congress. The period also featured waning consumer confidence, a still-fragile housing market, rising unemployment, challenged corporate earnings and a dimming export sector, which, until recently, was a bright spot in the U.S. economic picture.

1 The S&P 500 is a market capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

For its part, the Federal Reserve Board (the Fed) was very active throughout the reporting period, lowering the federal funds target rate by 250 basis points (2.50%) between November 2007 and April 2008. The central bank remained on hold until early October, when in a rare move coordinated with five other global central banks, it cut interest rates by 50 basis points in an effort to stave off worldwide financial market turmoil. The Fed followed with an additional 50-basis-point cut on October 29, bringing the target federal funds rate to 1.00% at period-end, its lowest level since 2004.

All 10 sectors 2 within the S&P 500 recorded negative performances for the reporting period ended October 31, 2008. Although each sector lost ground, the strongest performers among the sectors were Consumer Staples (-11.85%), Health Care (-23.96%) and Utilities (-29.02%). Rohm & Haas (Materials), UST, Inc. (Consumer Staples), Wrigley (Consumer Staples), Tenet Healthcare Corp. (Health Care) and Wal-Mart Stores (Consumer Staples) provided the higher relative individual stock returns in the S&P 500 for the year.

The weakest performers in the S&P 500 were Financials (-52.09%), Information Technology (-41.21%), Materials (-41.18%), Industrials (-38.56%) and Telecommunication Services (-38.16%). The weaker-performing stocks included Washington Mutual, Inc., Lehman Brothers Holdings, Fannie Mae, Freddie Mac and American International Group (all in the Financials sector).

The enhanced index component of the Fund made a positive contribution to the Fund's performance during the reporting period. Positive contributions to performance were driven by quantitative strategies involving the overweighting and underweighting of stocks relative to the S&P 500. Negative contributions to performance were driven by stock substitution strategies involving the purchasing of substitutes for benchmark stocks, such as acquisition targets of benchmark companies or shares listed on other exchanges. Additionally, the Fund's management of certain S&P 500 changes produced a slightly negative contribution to the Fund's performance.

The Fund utilized S&P 500 futures to provide equity exposure on the Fund's cash balances. During the reporting period, the trading of futures contracts had a negligible impact on the Fund.

2 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(36.23)%
5 Years	0.02%
10 Years	0.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Service Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(36.41)%
5 Years	(0.27)%
10 Years	(0.25)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class C Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(37.42)%
5 Years	(0.99)%
10 Years	(0.96)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares; Institutional Shares, Institutional Service Shares and Class C Shares. For the period prior to commencement of operations of the Class K Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class K Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Standard & Poor's 500 (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(36.72)%
5 Years	(0.72)%
10 Years	(0.71)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Information Technology	15.3%
Financials	14.5%
Health Care	13.5%
Energy	12.7%
Consumer Staples	12.6%
Industrials	10.6%
Consumer Discretionary	8.0%
Utilities	3.7%
Telecommunication Services	3.3%
Materials	3.1%
Other Securities [2]	0.4%
Derivative Contracts [3]	(0.1)%
Cash Equivalents [4]	2.1%
Other Assets and Liabilities--Net [5]	0.3%
TOTAL [6]	100.0%

1 Except for Other Securities, Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include an Exchange-Traded Fund.

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P 500 Index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P 500 Index is effectively 100.1%.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--97.2% [1]
		Consumer Discretionary--8.0%
4,100		Abercrombie & Fitch Co., Class A	$118,736
19,100	[2]	Amazon.com, Inc.	1,093,284
5,000	[2]	Apollo Group, Inc., Class A	347,550
4,996	[2]	AutoNation, Inc.	34,323
1,930	[2]	AutoZone, Inc.	245,670
12,214	[2]	Bed Bath & Beyond, Inc.	314,755
19,660		Best Buy Co., Inc.	527,085
4,721	[2]	Big Lots, Inc.	115,334
2,841		Black & Decker Corp.	143,811
18,986		Block (H&R), Inc.	374,404
77,671		CBS Corp. (New), Class B	754,185
200	[2]	Cablevision Systems Corp., Class A	3,546
20,507		Carnival Corp.	520,878
7,086		Centex Corp.	86,803
30,100	[2]	Coach, Inc.	620,060
136,628		Comcast Corp., Class A	2,153,257
12,800		D.R. Horton, Inc.	94,464
31,800	[2]	DIRECTV Group, Inc.	696,102
6,582		Darden Restaurants, Inc.	145,923
13,505		Eastman Kodak Co.	123,976
9,800	[2]	Expedia, Inc.	93,198
8,160		Family Dollar Stores, Inc.	219,586
130,301	[2]	Ford Motor Co.	285,359
7,349		Fortune Brands, Inc.	280,291
8,100	[2]	GameStop Corp.	221,859
10,680		Gannett Co., Inc.	117,480
29,880		Gap (The), Inc.	386,647
29,625	[2]	General Motors Corp.	171,232
9,367		Genuine Parts Co.	368,591
11,308	[2]	Goodyear Tire & Rubber Co.	100,867
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
11,020		Harley Davidson, Inc.	$269,770
2,700		Harman International Industries, Inc.	49,599
7,414		Hasbro, Inc.	215,525
98,689		Home Depot, Inc.	2,328,074
17,836		International Game Technology	249,704
22,167	[2]	Interpublic Group Cos., Inc.	115,047
32,018		Johnson Controls, Inc.	567,679
23,135		Jones Apparel Group, Inc.	257,030
3,492		KB HOME	58,281
17,095	[2]	Kohl's Corp.	600,547
9,351		Leggett and Platt, Inc.	162,333
8,081		Lennar Corp., Class A	62,547
37,398		Limited Brands, Inc.	448,028
28,578		Liz Claiborne, Inc.	232,911
79,214		Lowe's Cos., Inc.	1,718,944
21,342		Macy's, Inc.	262,293
37,046		Marriott International, Inc., Class A	773,150
17,861		Mattel, Inc.	268,272
75,693		McDonald's Corp.	4,384,895
16,614		McGraw-Hill Cos., Inc.	445,920
1,659		Meredith Corp.	32,135
5,405		New York Times Co., Class A	54,050
13,010		Newell Rubbermaid, Inc.	178,888
118,854		News Corp., Inc.	1,264,607
10,400		News Corp., Inc., Class B	110,448
22,570		Nike, Inc., Class B	1,300,709
7,460		Nordstrom, Inc.	134,951
12,753	[2]	Office Depot, Inc.	45,911
16,452		Omnicom Group, Inc.	485,992
10,390		Penney (J.C.) Co., Inc.	248,529
2,700		Polo Ralph Lauren Corp., Class A	127,359
9,984		Pulte Homes, Inc.	111,222
29,285		RadioShack Corp.	370,748
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
5,000		Scripps Networks Interactive	$142,000
2,637	[2]	Sears Holdings Corp.	152,260
4,623		Sherwin-Williams Co.	263,095
2,703		Snap-On, Inc.	99,876
3,713		Stanley Works	121,564
38,190		Staples, Inc.	742,032
36,868	[2]	Starbucks Corp.	484,077
15,733		Starwood Hotels & Resorts Worldwide, Inc.	354,622
24,342		TJX Cos., Inc.	651,392
36,724		Target Corp.	1,473,367
5,796		Tiffany & Co.	159,100
201,877		Time Warner, Inc.	2,036,939
4,030		V.F. Corp.	222,053
36,021	[2]	Viacom, Inc., Class B	728,345
129,234		Walt Disney Co.	3,347,161
280		Washington Post Co., Class B	119,504
4,250		Wendy's/Arby's Group Inc.	15,385
3,640		Whirlpool Corp.	169,806
8,212		Wyndham Worldwide Corp.	67,256
21,980		Yum! Brands, Inc.	637,640
		TOTAL	40,682,828
		Consumer Staples--12.6%
124,098		Altria Group, Inc.	2,381,441
48,524		Anheuser-Busch Cos., Inc.	3,009,944
30,194		Archer-Daniels-Midland Co.	625,922
19,936		Avon Products, Inc.	495,011
4,575		Brown-Forman Corp., Class B	207,705
82,916		CVS Caremark Corp.	2,541,375
15,524		Campbell Soup Co.	589,136
7,973		Clorox Corp.	484,838
14,837		Coca-Cola Enterprises, Inc.	149,112
28,140		Colgate-Palmolive Co.	1,766,066
22,204		ConAgra Foods, Inc.	386,794
9,100	[2]	Constellation Brands, Inc., Class A	114,114
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
25,204		Costco Wholesale Corp.	$1,436,880
7,100	[2]	Dean Foods Co.	155,206
15,100	[2]	Dr. Pepper Snapple Group, Inc.	345,790
5,400		Estee Lauder Cos., Inc., Class A	194,616
19,555		General Mills, Inc.	1,324,656
29,563		H.J. Heinz Co.	1,295,451
7,722		Hershey Foods Corp.	287,567
13,107		Kellogg Co.	660,855
22,786		Kimberly-Clark Corp.	1,396,554
87,591		Kraft Foods, Inc., Class A	2,552,402
37,921		Kroger Co.	1,041,311
10,702	[2]	Lorillard, Inc.	704,834
6,000		McCormick & Co., Inc.	201,960
7,104		Molson Coors Brewing Co., Class B	265,405
79,245		PepsiCo, Inc.	4,517,757
122,024		Philip Morris International, Inc.	5,304,383
176,215		Procter & Gamble Co.	11,372,916
1,600	[2]	Ralcorp Holdings, Inc.	108,288
11,502		Reynolds American, Inc.	563,138
10,320		SUPERVALU, Inc.	146,957
22,523		Safeway Inc.	479,064
35,787		Sara Lee Corp.	400,099
34,772		Sysco Corp.	911,026
114,982		The Coca-Cola Co.	5,066,107
6,424		The Pepsi Bottling Group, Inc.	148,523
50,000		Tyson Foods, Inc., Class A	437,000
9,077		UST, Inc.	613,514
141,180		Wal-Mart Stores, Inc.	7,879,256
46,396		Walgreen Co.	1,181,242
6,600	[2]	Whole Foods Market, Inc.	70,752
		TOTAL	63,814,967
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--12.7%
33,220		Anadarko Petroleum Corp.	$1,172,666
19,372		Apache Corp.	1,594,897
13,800		BJ Services Co.	177,330
14,481		Baker Hughes, Inc.	506,111
8,600		CONSOL Energy, Inc.	269,954
4,800		Cabot Oil & Gas Corp., Class A	134,736
10,200	[2]	Cameron International Corp.	247,452
31,400		Chesapeake Energy Corp.	689,858
119,861		Chevron Corp.	8,941,631
86,870		ConocoPhillips	4,518,977
23,336		Devon Energy Corp.	1,886,949
6,700		ENSCO International, Inc.	254,667
13,506		EOG Resources, Inc.	1,092,906
36,039		El Paso Corp.	349,578
306,625		Exxon Mobil Corp.	22,727,045
48,296		Halliburton Co.	955,778
20,364		Hess Corp.	1,226,116
36,092		Marathon Oil Corp.	1,050,277
4,000		Massey Energy Co.	92,360
11,000		Murphy Oil Corp.	557,040
13,080	[2]	Nabors Industries Ltd.	188,090
33,048	[2]	National-Oilwell, Inc.	987,805
12,576		Noble Corp.	405,073
8,700		Noble Energy, Inc.	450,834
57,250		Occidental Petroleum Corp.	3,179,665
15,050		Peabody Energy Corp.	519,376
7,100		Pioneer Natural Resources, Inc.	197,593
7,300		Range Resources Corp.	308,206
5,252		Rowan Cos., Inc.	95,271
69,112		Schlumberger Ltd.	3,569,635
12,500		Smith International, Inc.	431,000
16,100	[2]	Southwestern Energy Co.	573,482
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
42,834		Spectra Energy Corp.	$827,981
5,540		Sunoco, Inc.	168,970
9,700		Tesoro Petroleum Corp.	93,799
17,002	[2]	Transocean Sedco Forex, Inc.	1,399,775
28,657		Valero Energy Corp.	589,761
39,500	[2]	Weatherford International Ltd.	666,760
30,161		Williams Cos., Inc.	632,476
25,758		XTO Energy, Inc.	926,000
		TOTAL	64,657,880
		Financials--14.5%
16,274		AON Corp.	688,390
26,082		Aflac, Inc.	1,154,911
31,325		Allstate Corp.	826,667
9,800		American Capital Strategies Ltd.	137,690
65,195		American Express Co.	1,792,863
135,832		American International Group, Inc.	259,439
10,739		Ameriprise Financial, Inc.	231,962
4,045		Apartment Investment & Management Co., Class A	59,178
6,600		Assurant, Inc.	168,168
3,600		Avalonbay Communities, Inc.	255,672
29,985		BB&T Corp.	1,074,962
295,316		Bank of America Corp.	7,137,788
68,772		Bank of New York Mellon Corp.	2,241,967
6,000		Boston Properties, Inc.	425,280
8,000	[2]	CB Richard Ellis Services, Inc.	56,080
13,280		CIT Group, Inc.	54,979
4,318		CME Group, Inc.	1,218,324
22,613		Capital One Financial Corp.	884,621
20,890		Chubb Corp.	1,082,520
9,395		Cincinnati Financial Corp.	244,176
311,520		Citigroup, Inc.	4,252,248
7,023		Comerica, Inc.	193,765
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
5,600		Developers Diversified Realty	$73,752
24,578		Discover Financial Services	301,081
31,000	[2]	E*Trade Group, Inc.	56,420
17,600		Equity Residential Properties Trust	614,768
4,100		Federated Investors, Inc.	99,220
2,030		Fidelity National Financial, Inc., Class A	18,290
29,907		Fifth Third Bancorp	324,491
9,475	[2]	First Horizon National Corp.	112,847
9,725		Franklin Resources, Inc.	661,300
10,600		General Growth Properties, Inc.	43,884
24,900		Genworth Financial, Inc., Class A	120,516
25,590		Goldman Sachs Group, Inc.	2,367,075
16,700		HCP, Inc.	499,831
17,570		Hartford Financial Services Group, Inc.	181,322
24,900		Host Marriott Corp.	257,466
34,500		Hudson City Bancorp, Inc.	648,945
17,109		Huntington Bancshares, Inc.	161,680
6,900	[2]	InterContinentalExchange, Inc.	590,364
22,300		Invesco Ltd.	332,493
215,076		JPMorgan Chase & Co.	8,871,885
10,992		Janus Capital Group, Inc.	129,046
24,479		KeyCorp	299,378
10,901		Kimco Realty Corp.	246,145
8,000		Legg Mason, Inc.	177,520
8,700		Leucadia National Corp.	233,508
13,077		Lincoln National Corp.	225,447
21,747		Loews Corp.	722,218
3,600		M & T Bank Corp.	291,960
9,031	[2]	MBIA Insurance Corp.	88,775
36,526		Marsh & McLennan Cos., Inc.	1,070,942
12,498		Marshall & Ilsley Corp.	225,339
88,525		Merrill Lynch & Co., Inc.	1,645,680
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
45,441		MetLife, Inc.	$1,509,550
12,134		Moody's Corp.	310,630
66,256		Morgan Stanley	1,157,492
6,400	[2]	NASDAQ Stock Market, Inc.	207,744
16,700		NYSE Euronext	504,006
114,167		National City Corp.	308,251
12,469		Northern Trust Corp.	702,129
20,027		PNC Financial Services Group	1,335,200
1,500	[2]	Philadelphia Consolidated Holding Corp.	87,735
8,200		Plum Creek Timber Co., Inc.	305,696
13,300		Principal Financial Group	252,567
39,000		Progressive Corp., OH	556,530
16,200		Prologis	226,800
24,900		Prudential Financial, Inc.	747,000
8,200		Public Storage, Inc.	668,300
36,643		Regions Financial Corp.	406,371
1,400		Reinsurance Group of America	52,276
23,740	[2]	SLM Corp.	253,306
56,686		Schwab (Charles) Corp.	1,083,836
13,649		Simon Property Group, Inc.	914,892
26,030	[2]	Sovereign Bancorp, Inc.	75,487
26,223		State Street Corp.	1,136,767
19,191		SunTrust Banks, Inc.	770,327
16,208		T. Rowe Price Group, Inc.	640,864
35,949		The Travelers Cos., Inc.	1,529,630
5,037		Torchmark Corp.	210,395
103,163		U.S. Bancorp	3,075,289
16,953		UNUMProvident Corp.	267,010
8,200		Vornado Realty Trust	578,510
140,738		Wachovia Corp.	902,131
189,550		Wells Fargo & Co.	6,454,178
17,936		XL Capital Ltd., Class A	173,979
5,372		Zions Bancorp	204,727
		TOTAL	73,744,843
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--13.4%
74,841		Abbott Laboratories	$4,127,481
27,504		Aetna, Inc.	684,024
14,442		Allergan, Inc.	572,914
7,384		AmerisourceBergen Corp.	230,898
70,757	[2]	Amgen, Inc.	4,237,637
8,548		Applied Biosystems, Inc.	263,535
4,904		Bard (C.R.), Inc.	432,778
5,700	[2]	Barr Laboratories, Inc.	366,282
40,024		Baxter International, Inc.	2,421,052
11,428		Becton, Dickinson & Co.	793,103
15,734	[2]	Biogen Idec, Inc.	669,482
122,845	[2]	Boston Scientific Corp.	1,109,290
114,525		Bristol-Myers Squibb Co.	2,353,489
14,310		CIGNA Corp.	233,253
32,208		Cardinal Health, Inc.	1,230,346
21,301	[2]	Celgene Corp.	1,368,802
6,900	[2]	Coventry Health Care, Inc.	91,011
31,148		Covidien Ltd.	1,379,545
6,100	[2]	DaVita, Inc.	346,175
46,866		Eli Lilly & Co.	1,585,008
14,200	[2]	Express Scripts, Inc., Class A	860,662
17,676	[2]	Forest Laboratories, Inc., Class A	410,613
2,400	[2]	Genentech, Inc.	199,056
12,700	[2]	Genzyme Corp.	925,576
43,128	[2]	Gilead Sciences, Inc.	1,977,419
7,544	[2]	Hospira, Inc.	209,874
9,731	[2]	Humana, Inc.	287,940
8,473		IMS Health, Inc.	121,503
1,000	[2]	Imclone Systems, Inc.	68,760
1,818	[2]	Intuitive Surgical, Inc.	314,132
161,944		Johnson & Johnson	9,933,645
20,384	[2]	King Pharmaceuticals, Inc.	179,175
5,300	[2]	Laboratory Corp. of America Holdings	325,897
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
16,066		McKesson HBOC, Inc.	$591,068
27,778	[2]	Medco Health Solutions, Inc.	1,054,175
63,683		Medtronic, Inc.	2,568,335
139,820		Merck & Co., Inc.	4,327,429
2,577	[2]	Millipore Corp.	133,721
14,110	[2]	Mylan Laboratories, Inc.	120,923
5,700	[2]	Patterson Cos., Inc.	144,381
5,607		PerkinElmer, Inc.	100,590
409,720		Pfizer, Inc.	7,256,141
7,392		Quest Diagnostics, Inc.	345,946
93,932		Schering Plough Corp.	1,361,075
18,208	[2]	St. Jude Medical, Inc.	692,450
13,002		Stryker Corp.	695,087
19,305	[2]	Tenet Healthcare Corp.	84,556
35,153	[2]	Thermo Electron Corp.	1,427,212
57,030		UnitedHealth Group, Inc.	1,353,322
6,200	[2]	Varian Medical Systems, Inc.	282,162
5,700	[2]	Waters Corp.	249,660
16,283	[2]	Watson Pharmaceuticals, Inc.	426,126
38,821	[2]	Wellpoint, Inc.	1,508,972
75,554		Wyeth	2,431,328
12,094	[2]	Zimmer Holdings, Inc.	561,524
		TOTAL	68,026,540
		Industrials--10.6%
39,352		3M Co.	2,530,334
24,643	[2]	Allied Waste Industries, Inc.	256,780
4,942		Avery Dennison Corp.	173,069
49,015		Boeing Co.	2,562,014
15,638		Burlington Northern Santa Fe Corp.	1,392,720
15,700		C.H. Robinson Worldwide, Inc.	812,946
22,064		CSX Corp.	1,008,766
45,476		Caterpillar, Inc.	1,735,819
6,237		Cintas Corp.	147,817
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
8,214		Cooper Industries Ltd., Class A	$254,223
11,668		Cummins, Inc.	301,618
13,640		Danaher Corp.	808,034
23,632		Deere & Co.	911,250
9,823		Donnelley (R.R.) & Sons Co.	162,767
9,102		Dover Corp.	289,171
8,424		Eaton Corp.	375,710
61,004		Emerson Electric Co.	1,996,661
6,016		Equifax, Inc.	156,897
12,400		Expeditors International Washington, Inc.	404,860
6,300		Fastenal Co.	253,638
14,568		FedEx Corp.	952,310
3,500		Flowserve Corp.	199,220
12,212		Fluor Corp.	487,625
22,016		General Dynamics Corp.	1,328,005
573,036		General Electric Co.	11,179,932
7,290		Goodrich (B.F.) Co.	266,522
3,047		Grainger (W.W.), Inc.	239,403
41,218		Honeywell International, Inc.	1,255,088
8,492		ITT Corp.	377,894
13,900		Ikon Office Solutions, Inc.	239,497
21,318		Illinois Tool Works, Inc.	711,808
34,647		Ingersoll-Rand Co. Ltd., Class A	639,237
7,100	[2]	Jacobs Engineering Group, Inc.	258,653
7,675		L-3 Communications Holdings, Inc.	622,980
18,488		Lockheed Martin Corp.	1,572,404
6,100		Manitowoc, Inc.	60,024
17,436		Masco Corp.	176,975
5,768	[2]	Monster Worldwide, Inc.	82,136
21,653		Norfolk Southern Corp.	1,297,881
19,600		Northrop Grumman Corp.	919,044
19,466		PACCAR, Inc.	569,186
6,989		Pall Corp.	184,579
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
8,445		Parker-Hannifin Corp.	$327,413
9,703		Pitney Bowes, Inc.	240,440
11,300		Precision Castparts Corp.	732,353
32,255		Raytheon Co.	1,648,553
8,994		Robert Half International, Inc.	169,717
6,843		Rockwell Automation, Inc.	189,346
7,443		Rockwell Collins	277,103
2,686		Ryder System, Inc.	106,419
38,346		Southwest Airlines Co.	451,716
4,600	[2]	Terex Corp.	76,774
12,560		Textron Inc.	222,312
38,432		Tyco International Ltd.	971,561
28,430		Union Pacific Corp.	1,898,271
47,240		United Parcel Service, Inc.	2,493,327
45,122		United Technologies Corp.	2,479,905
3,400	[2]	Waste Connections, Inc.	115,090
32,724		Waste Management, Inc.	1,021,971
		TOTAL	53,577,768
		Information Technology-15.3%
44,510	[2]	Adobe Systems, Inc.	1,185,746
28,334	[2]	Advanced Micro Devices, Inc.	99,169
5,840	[2]	Affiliated Computer Services, Inc., Class A	239,440
20,672	[2]	Agilent Technologies, Inc.	458,712
7,900	[2]	Akamai Technologies, Inc.	113,602
14,039		Altera Corp.	243,577
8,300		Amphenol Corp., Class A	237,795
16,824		Analog Devices, Inc.	359,361
50,858	[2]	Apple, Inc.	5,471,812
72,410		Applied Materials, Inc.	934,813
18,220	[2]	Autodesk, Inc.	388,268
29,115		Automatic Data Processing, Inc.	1,017,569
11,024	[2]	BMC Software, Inc.	284,640
23,066	[2]	Broadcom Corp.	393,967
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
19,768		CA, Inc.	$351,870
4,107	[2]	CIENA Corp.	39,468
338,328	[2]	Cisco Systems, Inc.	6,012,089
8,530	[2]	Citrix Systems, Inc.	219,818
13,700	[2]	Cognizant Technology Solutions Corp.	263,040
8,641	[2]	Computer Sciences Corp.	260,613
14,670	[2]	Compuware Corp.	93,595
5,725	[2]	Convergys Corp.	44,025
76,300		Corning, Inc.	826,329
101,469	[2]	Dell, Inc.	1,232,848
14,900	[2]	Electronic Arts, Inc.	339,422
115,185	[2]	EMC Corp. Mass	1,356,879
8,900		Fidelity National Information Services, Inc.	134,301
7,667	[2]	Fiserv, Inc.	255,771
12,652	[2]	Google Inc.	4,546,623
7,967		Harris Corp.	286,414
128,047		Hewlett-Packard Co.	4,901,639
81,238		IBM Corp.	7,552,697
361,280		Intel Corp.	5,780,480
18,630	[2]	Intuit, Inc.	466,868
9,785		Jabil Circuit, Inc.	82,292
9,892	[2]	JDS Uniphase Corp.	54,010
31,400	[2]	Juniper Networks, Inc.	588,436
8,125		KLA-Tencor Corp.	188,906
16,618	[2]	Lexmark International Group, Class A	429,243
10,414		Linear Technology Corp.	236,190
30,014	[2]	LSI Logic Corp.	115,554
4,182		Mastercard, Inc.	618,183
11,400	[2]	MEMC Electronic Materials, Inc.	209,532
8,600		Microchip Technology, Inc.	211,818
35,498	[2]	Micron Technology, Inc.	167,196
451,589		Microsoft Corp.	10,083,982
8,281		Molex, Inc.	119,329
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
106,021		Motorola, Inc.	$569,333
38,114		National Semiconductor Corp.	501,961
401	[2]	NDS Group PLC, ADR	19,124
19,161	[2]	NetApp, Inc.	259,248
16,023	[2]	Novell, Inc.	74,667
6,621	[2]	Novellus Systems, Inc.	104,612
25,950	[2]	NVIDIA Corp.	227,322
227,213	[2]	Oracle Corp.	4,155,726
15,057		Paychex, Inc.	429,727
7,632	[2]	Qlogic Corp.	91,737
102,878		Qualcomm, Inc.	3,936,112
4,900	[2]	Salesforce.com, Inc.	151,704
14,300	[2]	Sandisk Corp.	127,127
35,196	[2]	Sun Microsystems, Inc.	161,902
58,480	[2]	Symantec Corp.	735,678
120,385	[2]	Tellabs, Inc.	510,432
10,432	[2]	Teradata Corp.	160,548
7,801	[2]	Teradyne, Inc.	39,785
75,891		Texas Instruments, Inc.	1,484,428
11,700		Total System Services, Inc.	160,758
35,107		Tyco Electronics Ltd.	682,480
16,722	[2]	Unisys Corp.	25,417
9,000	[2]	Verisign, Inc.	190,800
39,794		Western Union Co.	607,256
45,322		Xerox Corp.	363,482
16,012		Xilinx, Inc.	294,941
68,496	[2]	Yahoo, Inc.	878,119
81,100	[2]	eBay, Inc.	1,238,397
		TOTAL	77,680,754
		Materials--3.1%
5,400	[2]	AK Steel Holding Corp.	75,168
9,932		Air Products & Chemicals, Inc.	577,347
47,148		Alcoa, Inc.	542,673
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
4,745		Allegheny Technologies, Inc.	$125,932
3,529		Ashland, Inc.	79,720
4,544		Ball Corp.	155,405
4,676		Bemis Co., Inc.	116,152
2,800		CF Industries Holdings, Inc.	179,732
51,247		Dow Chemical Co.	1,366,757
66,726		Du Pont (E.I.) de Nemours & Co.	2,135,232
3,596		Eastman Chemical Co.	145,242
8,206		Ecolab, Inc.	305,756
18,017		Freeport-McMoRan Copper & Gold, Inc.	524,295
7,010		Hercules, Inc.	117,838
4,400		Huntsman Corp.	44,440
4,542		International Flavors & Fragrances, Inc.	144,799
40,826		International Paper Co.	703,024
26,488		MeadWestvaco Corp.	371,627
25,794		Monsanto Co.	2,295,150
24,513		Newmont Mining Corp.	645,672
18,368		Nucor Corp.	744,088
10,542		PPG Industries, Inc.	522,672
6,108	[2]	Pactiv Corp.	143,904
17,290		Praxair, Inc.	1,126,444
11,238		Rohm & Haas Co.	790,593
9,150		Sealed Air Corp.	154,818
7,360		Sigma-Aldrich Corp.	322,810
4,000		Titanium Metals Corp.	37,240
8,110		United States Steel Corp.	299,097
5,106		Vulcan Materials Co.	277,154
10,572		Weyerhaeuser Co.	404,062
		TOTAL	15,474,843
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--3.3%
338,439	[3]	AT&T, Inc.	$9,060,012
32,800	[2]	American Tower Systems Corp.	1,059,768
4,830		CenturyTel, Inc.	121,281
24,120		Embarq Corp.	723,600
14,738		Frontier Communications Corp.	112,156
69,372		Qwest Communications International, Inc.	198,404
154,395	[2]	Sprint Nextel Corp.	483,256
207		Telephone and Data System, Inc.	5,558
165,754		Verizon Communications, Inc.	4,917,921
25,418		Windstream Corp.	190,889
		TOTAL	16,872,845
		Utilities--3.7%
31,539	[2]	AES Corp.	251,366
9,743		Allegheny Energy, Inc.	293,751
9,857		Ameren Corp.	319,860
20,604		American Electric Power Co., Inc.	672,309
10,592		CMS Energy Corp.	108,568
43,214		CenterPoint Energy, Inc.	497,825
13,141		Consolidated Edison Co.	569,268
10,224		Constellation Energy Group, Inc.	247,523
9,467		DTE Energy Co.	334,185
35,114		Dominion Resources, Inc.	1,273,936
72,825		Duke Energy Corp.	1,192,874
23,554	[2]	Dynegy, Inc.	85,737
18,858		Edison International	671,156
10,182		Entergy Corp.	794,705
36,638		Exelon Corp.	1,987,245
21,982		FPL Group, Inc.	1,038,430
27,784		FirstEnergy Corp.	1,449,213
3,627		Integrys Energy Group, Inc.	172,899
Shares or Principal Amount			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
2,289		NICOR, Inc.	$105,775
21,180		NiSource, Inc.	274,493
20,736		P G & E Corp.	760,389
17,574		PPL Corp.	576,779
11,600		Pepco Holdings, Inc.	239,540
4,718		Pinnacle West Capital Corp.	149,325
13,207		Progress Energy, Inc.	519,960
44,738		Public Service Enterprises Group, Inc.	1,259,375
4,400		Puget Energy, Inc.	103,092
8,100		Questar Corp.	279,126
12,641		Sempra Energy	538,380
39,786		Southern Co.	1,366,251
12,388		TECO Energy, Inc.	142,958
7,100		Wisconsin Energy Corp.	308,850
21,624		Xcel Energy, Inc.	376,690
		TOTAL	18,961,833
		TOTAL COMMON STOCKS (IDENTIFIED COST $262,357,859)	493,495,101
		CORPORATE BOND--0.1%
		Health Care--0.1%
$250,000	[4,5]	Genzyme Corp., Conv. Bond, 1.25%, 12/1/2023 (IDENTIFIED COST $262,477)	258,690
		EXCHANGE-TRADED FUND--0.4%
23,873		SPDR Trust, Series 1 (IDENTIFIED COST $2,258,236)	2,311,623
Shares			Value
		MUTUAL FUND--2.1%
10,875,517	[6,7]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$10,875,517
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $275,754,089) [8]	506,940,931
		OTHER ASSETS AND LIABILITIES - NET--0.2% [9]	985,154
		TOTAL NET ASSETS--100%	$507,926,085

At October 31, 2008, the Fund had the following outstanding futures contracts: 1

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[2] S&P 500 Index Long Futures	57	$13,784,025	December 2008	$(551,819)

Unrealized Depreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P 500 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $13,784,025 at October 31, 2008, which represents 2.7% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P 500 Index is 100.1%.

2 Non-income producing security.

3 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

4 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, this restricted security amounted to $258,690, which represented 0.1% of total net assets.

5 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, this liquid restricted security amounted to $258,690, which represented 0.1% of total net assets.

6 Affiliated company.

7 7-Day net yield.

8 The cost of investments for federal tax purposes amounts to $301,680,821.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $10,875,517 of investments in an affiliated issuer (Note 5) (identified cost $275,754,089)		$506,940,931
Cash		1,744
Restricted cash		843,000
Income receivable		730,722
Receivable for investments sold		657,085
Receivable for shares sold		444,221
Receivable for daily variation margin		82,650
TOTAL ASSETS		509,700,353
Liabilities:
Payable for investments purchased	$724,109
Payable for shares redeemed	708,795
Payable for transfer and dividend disbursing agent fees and expenses	150,433
Payable for Directors'/Trustees' fees	4,962
Payable for distribution services fee (Note 5)	43,831
Payable for shareholder services fee (Note 5)	62,788
Accrued expenses	79,350
TOTAL LIABILITIES		1,774,268
Net assets for 32,569,878 shares outstanding		$507,926,085
Net Assets Consist of:
Paid-in capital		$165,255,941
Net unrealized appreciation of investments and futures contracts		230,635,023
Accumulated net realized gain on investments and futures contracts		110,897,329
Undistributed net investment income		1,137,792
TOTAL NET ASSETS		$507,926,085
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($215,731,264 ÷ 13,809,576 shares outstanding), no par value, unlimited shares authorized		$15.62
Institutional Service Shares:
Net asset value per share ($235,167,422 ÷ 15,092,499 shares outstanding), no par value, unlimited shares authorized		$15.58
Class C Shares:
Net asset value per share ($35,287,934 ÷ 2,272,771 shares outstanding), no par value, unlimited shares authorized		$15.53
Offering price per share		$15.53
Redemption proceeds per share (99.00/100 of $15.53) [1]		$15.37
Class K Shares:
Net asset value per share ($21,739,465 ÷ 1,395,032 shares outstanding), no par value, unlimited shares authorized		$15.58

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $487,372 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $38)		$19,596,252
Interest (including income on securities loaned of $153)		34,174
TOTAL INCOME		19,630,426
Expenses:
Management fee (Note 5)	$2,683,196
Custodian fees	123,136
Transfer and dividend disbursing agent fees and expenses-- Institutional Shares	269,339
Transfer and dividend disbursing agent fees and expenses-- Institutional Service Shares	260,514
Transfer and dividend disbursing agent fees and expenses-- Class C Shares	57,851
Transfer and dividend disbursing agent fees and expenses-- Class K Shares	109,136
Directors'/Trustees' fees	16,527
Auditing fees	21,200
Legal fees	14,950
Portfolio accounting fees	184,687
Distribution services fee--Institutional Service Shares (Note 5)	1,135,622
Distribution services fee--Class C Shares (Note 5)	431,945
Distribution services fee--Class K Shares (Note 5)	187,590
Shareholder services fee--Institutional Service Shares (Note 5)	845,886
Shareholder services fee--Class C Shares (Note 5)	136,839
Account administration fee--Institutional Service Shares	92,779
Account administration fee--Class C Shares	5,137
Share registration costs	60,989
Printing and postage	91,417
Insurance premiums	8,836
Miscellaneous	16,806
TOTAL EXPENSES	6,754,382

Statement of Operations-continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of management fee	$(422,217)
Waiver of distribution services fee--Institutional Service Shares	(938,665)
Reimbursement of shareholder services fee--Institutional Service Shares	(6,689)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(94,623)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	(100,243)
TOTAL WAIVERS AND REIMBURSEMENTS		$(1,562,437)
Net expenses			$5,191,945
Net investment income			14,438,481
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			148,251,123
Net realized loss on futures contracts			(11,166,668)
Net change in unrealized appreciation of investments			(510,130,901)
Net change in unrealized appreciation on futures contracts			(2,539,195)
Net realized and unrealized loss on investments and futures contracts			(375,585,641)
Change in net assets resulting from operations			$(361,147,160)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,438,481	$18,664,296
Net realized gain on investments and futures contracts	137,084,455	152,189,986
Net change in unrealized appreciation/depreciation of investments and futures contracts	(512,670,096)	1,951,389
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(361,147,160)	172,805,671
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(7,868,030)	(10,838,506)
Institutional Service Shares	(5,849,777)	(6,835,922)
Class C Shares	(449,390)	(461,547)
Class K Shares	(418,450)	(725,527)
Distributions from net realized gain on investments and futures contracts
Institutional Shares	(72,691,091)	(48,133,782)
Institutional Service Shares	(54,906,866)	(38,534,752)
Class C Shares	(8,331,494)	(5,704,443)
Class K Shares	(8,332,561)	(5,668,243)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(158,847,659)	(116,902,722)
Share Transactions:
Proceeds from sale of shares	157,436,027	319,255,829
Net asset value of shares issued to shareholders in payment of distributions declared	134,279,447	94,782,616
Cost of shares redeemed	(555,903,328)	(520,329,678)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(264,187,854)	(106,291,233)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 8)	827,723	--
CHANGE IN NET ASSETS	(783,354,950)	(50,388,284)
Net Assets:
Beginning of period	1,291,281,035	1,341,669,319
End of period (including undistributed net investment income of $1,137,792 and $1,269,339, respectively)	$507,926,085	$1,291,281,035

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of publicly traded common stocks comprising the Standard & Poor's 500 Composite Stock Price (S&P 500) Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Manager determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Manager determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Manager and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, maintain exposure to the S&P 500 Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2008, the Fund had a net realized loss on futures contracts of $11,166,668.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,852,506	$60,790,283	5,745,886	$155,519,637
Shares issued to shareholders in payment of distributions declared	2,607,449	58,946,340	1,515,491	39,030,951
Shares redeemed	(14,520,561)	(309,718,293)	(8,519,748)	(231,469,095)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(9,060,606)	$(189,981,670)	(1,258,371)	$(36,918,507)

Year Ended October 31	2008		2007
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,407,396	$72,248,724	4,459,045	$120,537,344
Shares issued to shareholders in payment of distributions declared	2,621,868	59,048,130	1,719,290	44,055,302
Shares redeemed	(8,207,008)	(172,318,452)	(8,196,177)	(221,826,097)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(2,177,744)	$(41,021,598)	(2,017,842)	$(57,233,451)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	429,137	$9,170,395	551,878	$14,801,313
Shares issued to shareholders in payment of distributions declared	337,163	7,576,402	209,367	5,324,508
Shares redeemed	(1,160,326)	(24,443,574)	(960,840)	(25,734,027)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(394,026)	$(7,696,777)	(199,595)	$(5,608,206)

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	746,061	$15,226,625	1,054,766	$28,397,535
Shares issued to shareholders in payment of distributions declared	385,689	8,708,575	249,269	6,371,855
Shares redeemed	(2,331,363)	(49,423,009)	(1,520,582)	(41,300,459)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	(1,199,613)	$(25,487,809)	(216,547)	$(6,531,069)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(12,831,989)	$(264,187,854)	(3,692,355)	$(106,291,233)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, defaulted securities and regulatory settlement proceeds.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(827,723)	$15,619	$812,104

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$29,853,380	$26,939,109
Long-term capital gains	$128,994,279	$89,963,613

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,137,792
Undistributed long-term capital gains	$136,272,242
Net unrealized appreciation	$205,260,110

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and mark to market reclasses.

At October 31, 2008, the cost of investments for federal tax purposes was $301,680,821. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $205,260,110. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $234,902,736 and net unrealized depreciation from investments for those securities having an excess of cost over value of $29,642,626.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The management agreement between the Fund and the Manager provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Manager voluntarily waived $410,057 of its fee. In addition, an affiliate of the Manager reimbursed $194,866 of transfer and dividend disbursing agent fees and expenses. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.0150% times 80% of the Fund's average daily net assets plus 0.150% times 20% of the Fund's average daily net assets.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.30%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, FSC voluntarily waived $938,665 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $379,231 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $2,454 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares, Institutional Service Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund. For the year ended October 31, 2008, the Fund's Institutional Shares did not incur a shareholder services fee.

On November 28, 2007, FSSC reimbursed a portion of the Service Fees. The reimbursement resulted from the overpayment of Service Fees to an affiliate of Federated Investors, Inc. This reimbursement amounted to $6,689 for the year ended October 31, 2008.

Expense Limitation

The Manager and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.35%, 0.65%, 1.45% and 1.10%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Manager and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Manager reimbursed $12,160. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	23,728,562	294,548,323	307,401,368	10,875,517	$10,875,517	$487,372

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$416,351,481
Sales	$826,316,540

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

8. REGULATORY SETTLEMENT PROCEEDS

The Fund received $827,723 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $128,994,279.

For the fiscal year ended October 31, 2008, 65.1% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 64.6% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MAX-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Max-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Max-Cap Index Fund, a portfolio of Federated Index Trust, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MAX-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. Information regarding the subadviser's customary fee schedules was included in the materials furnished by the subadviser in connection with the Board's review. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's profitability, investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's and the subadviser's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to, different types of targeted investors, being subject to different laws and regulations, different legal structures, different average account sizes, different associated costs, and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The Board received similar revenue and cost information about the Fund from the subadviser. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated and the subadviser to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's and the subadviser's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that, for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E502
Cusip 31420E106
Cusip 31420E809
Cusip 31420E403

29454 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$25.79	$23.49	$22.19	$19.84	$18.22
Income From Investment Operations:
Net investment income	0.24	0.34	0.30	0.22	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(8.69)	3.37	2.48	3.09	1.75
TOTAL FROM INVESTMENT OPERATIONS	(8.45)	3.71	2.78	3.31	1.88
Less Distributions:
Distributions from net investment income	(0.22)	(0.35)	(0.32)	(0.19)	(0.12)
Distributions from net realized gain on investments and futures contracts	(3.06)	(1.06)	(1.16)	(0.77)	(0.14)
TOTAL DISTRIBUTIONS	(3.28)	(1.41)	(1.48)	(0.96)	(0.26)
Net Asset Value, End of Period	$14.06	$25.79	$23.49	$22.19	$19.84
Total Return [1]	(36.58)%	16.59%	12.91%	17.09%	10.38%

Ratios to Average Net Assets:
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.13%	1.41%	1.33%	1.06%	0.69%
Expense waiver/reimbursement [2]	0.21%	0.19%	0.21%	0.20%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$604,507	$1,257,048	$1,202,627	$889,064	$708,296
Portfolio turnover	19%	17%	13%	14%	16%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 682.50	$2.07
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.67	$2.49

1 Expenses are equal to the Fund's annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

Federated Mid-Cap Index Fund produced a total return of (36.58)% based on net asset value during the 12-month reporting period ended October 31, 2008. The Fund's benchmark, the S&P MidCap 400 Index (S&P 400), 1 posted a total return of (36.46)% during the 12-month reporting period. The Fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

U.S. equities posted sharp losses for the reporting period, capped by an October return that represented one of the most challenging months in more than 20 years. The end of the reporting period, particularly the months of September and October, was historic for financial markets as the credit crunch that began in the summer of 2007 boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking concerns over a market and economic downturn and prompting the largest government rescue plan in recent memory. Unprecedented events of the past 12 months included the failures of several prominent U.S. financial institutions; the U.S. government's takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); the reorganization of Wall Street's remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program bill by the U.S. Congress. The period also featured waning consumer confidence, a still-fragile housing market, rising unemployment, challenged corporate earnings and a dimming export sector, which, until recently, was a bright spot in the U.S. economic picture.

1 The S&P 400 is a market capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's," "S&P," "S&P MidCap 400 Index" and "Standard and Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 400 Index to track general stock market performance.

For its part, the Federal Reserve Board (the Fed) was very active throughout the reporting period, lowering the federal funds target rate by 250 basis points (2.50)% between November 2007 and April 2008. The central bank remained on hold until early October, when in a rare move coordinated with five other global central banks, it cut interest rates by 50 basis points in an effort to stave off worldwide financial market turmoil. The Fed followed with an additional 50-basis-point cut on October 29, bringing the federal funds target rate to 1.00% at period-end, its lowest level since 2004.

All 10 sectors 2 represented in the S&P 400 recorded negative returns for the reporting period ended October 31, 2008. Although each sector lost ground, the strongest-performing sectors included Utilities (-24.36%), Consumer Staples (-27.03%), Health Care (-30.08%) and Financials (-31.69%). Perrigo (Health Care), Philadelphia Consolidated Holding Corp. (Financials), Valeant Pharmaceuticals International (Health Care), Church & Dwight (Consumer Staples) and Navigant Consulting Inc. (Industrials) were the stronger relative performers among individual stocks within the S&P 400.

The weakest performers during the annual period--Telecommunication Services (-59.99%), Energy (-44.71%), Consumer Discretionary (-41.87%) and Information Technology (-41.79%)--underperformed the broad market. The weaker-performing stocks within the S&P 400 included Lear Corporation (Consumer Discretionary), Avis Budget Group (Industrials), Temple-Inland (Materials), Belo Corp. (Consumer Discretionary) and Oshkosh Corporation (Industrials).

The Fund utilized S&P 400 futures to provide equity exposure on the Fund's cash balances. During the reporting period, the trading of futures contracts had a negligible impact on the Fund.

2 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGICS).

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Mid-Cap Index Fund (the "Fund") from October 31, 1998 to October 31, 2008 compared to the S&P MidCap 400 Index (S&P 400). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(36.58)%
5 Years	1.54%
10 Years	6.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 400 is not adjusted to reflect expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Asset
Financials	19.0%
Industrials	14.1%
Consumer Discretionary	13.4%
Information Technology	13.1%
Health Care	11.9%
Utilities	8.2%
Energy	6.9%
Materials	6.4%
Consumer Staples	4.1%
Telecommunication Services	0.5%
Securities Lending Collateral [2]	6.2%
Cash Equivalents [3]	2.2%
Derivative Contracts [4]	(0.3)%
Other Assets and Liabilities--Net [5]	(5.7)%
TOTAL [6]	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents, Derivative Contracts and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing Securities Lending Collateral).

4 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P MidCap 400 Index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P MidCap 400 Index is effectively 100.3%.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--97.6% [1]
		Consumer Discretionary--13.4%
39,494	[2]	99 Cents Only Stores	$481,827
78,320		Advance Auto Parts, Inc.	2,443,584
54,800	[2]	Aeropostale, Inc.	1,326,708
168,619		American Eagle Outfitters, Inc.	1,875,043
40,206		American Greetings Corp., Class A	469,606
48,409	[2]	AnnTaylor Stores Corp.	608,501
59,095	[3]	ArvinMeritor, Inc.	349,842
31,623		Barnes & Noble, Inc.	597,042
68,914		Belo (A.H.) Corp., Series A	146,787
19,867		Blyth Industries, Inc.	170,856
25,496		Bob Evans Farms, Inc.	532,356
54,898	[2]	Borders Group, Inc.	186,104
94,680		BorgWarner, Inc.	2,127,460
46,296	[2,3]	Boyd Gaming Corp.	314,813
82,917		Brinker International, Inc.	771,128
53,558		Callaway Golf Co.	560,217
177,242	[2,3]	CarMax, Inc.	1,882,310
62,020	[2]	Career Education Corp.	980,536
55,109	[2]	Cheesecake Factory, Inc.	484,959
139,960	[2]	Chicos Fas, Inc.	475,864
26,970	[2,3]	Chipotle Mexican Grill, Inc.	1,368,728
44,392	[2]	Coldwater Creek, Inc.	159,367
50,452	[2]	Collective Brands, Inc.	645,281
67,532	[2]	Corinthian Colleges, Inc.	964,357
49,359		DeVRY, Inc.	2,798,162
68,475	[2]	Dick's Sporting Goods, Inc.	1,049,037
74,028	[2]	Dollar Tree, Inc.	2,814,545
65,147	[2]	Dreamworks Animation SKG, Inc.	1,830,631
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
127,135		Foot Locker, Inc.	$1,858,714
37,199		Furniture Brands International, Inc.	211,662
116,636		Gentex Corp.	1,118,539
49,398		Guess ?, Inc.	1,075,394
76,654	[2]	Hanesbrands, Inc.	1,339,145
34,968		Harte-Hanks	245,475
37,489	[2]	Hovnanian Enterprises, Inc., Class A	160,828
25,763	[2,3]	ITT Educational Services, Inc.	2,258,127
24,528		International Speedway Corp., Class A	769,934
43,000	[2,3]	J. Crew Group, Inc.	870,750
63,409	[2,3]	Lamar Advertising Co.	961,915
63,383	[2]	Lear Corp.	127,400
27,715	[2,3]	Life Time Fitness, Inc.	527,694
29,718		M.D.C. Holdings, Inc.	999,416
40,148	[2]	Marvel Entertainment, Inc.	1,292,364
26,349		Matthews International Corp., Class A	1,175,956
18,832		Media General, Inc., Class A	143,688
24,834		Modine Manufacturing Co.	183,772
45,470	[2]	Mohawk Industries, Inc.	2,199,839
4,353	[2]	NVR, Inc.	2,133,884
36,526	[2,3]	NetFlix, Inc.	904,384
108,689	[2]	O'Reilly Automotive, Inc.	2,946,559
57,118	[2]	Pacific Sunwear of California	195,344
104,034		PetSmart, Inc.	2,048,429
42,027		Phillips Van Heusen Corp.	1,030,082
31,870	[2,3]	Priceline.com, Inc.	1,677,318
35,305		Regis Corp. Minnesota	436,723
54,682	[2]	Rent-A-Center, Inc.	798,357
108,379		Ross Stores, Inc.	3,542,910
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
34,850		Ryland Group, Inc.	$654,832
116,470	[2,3]	Saks, Inc.	698,820
21,507		Scholastic Corp.	399,385
53,062	[2,3]	Scientific Games Holdings Corp.	955,116
213,571		Service Corp. International	1,473,640
55,148	[3]	Sothebys Holdings, Inc., Class A	513,428
11,631		Strayer Education, Inc.	2,631,746
27,731		Thor Industries, Inc.	496,385
39,734	[2]	Timberland Co., Class A	480,781
106,630	[2]	Toll Brothers, Inc.	2,465,286
50,711		Tupperware Brands Corp.	1,282,988
29,801	[2,3]	Under Armour, Inc., Class A	774,826
93,130	[2]	Urban Outfitters, Inc.	2,024,646
36,971	[2]	Valassis Communications, Inc.	164,151
37,735	[2]	Warnaco Group, Inc.	1,124,880
391,000		Wendy's/Arby's Group Inc.	1,415,420
35,670		Wiley (John) & Sons, Inc., Class A	1,240,603
71,729		Williams-Sonoma, Inc.	593,916
		TOTAL	81,041,102
		Consumer Staples--4.1%
71,445		Alberto-Culver Co.	1,838,280
49,699	[2]	BJ's Wholesale Club, Inc.	1,749,405
53,935		Church and Dwight, Inc.	3,187,019
60,570		Corn Products International, Inc.	1,473,062
47,595	[2]	Energizer Holdings, Inc.	2,325,492
59,833	[2]	Hansen Natural Corp.	1,514,972
57,212		Hormel Foods Corp.	1,616,811
17,093		Lancaster Colony Corp.	539,113
42,935	[2]	NBTY, Inc.	1,003,391
48,220		PepsiAmericas, Inc.	912,805
46,700	[2]	Ralcorp Holdings, Inc.	3,160,656
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
30,438		Ruddick Corp.	$871,744
95,624	[2]	Smithfield Foods, Inc.	1,005,964
45,052		Smuckers (J.M.) Co.	2,007,517
22,294		Tootsie Roll Industries, Inc.	554,452
20,833		Universal Corp.	824,778
		TOTAL	24,585,461
		Energy--6.9%
117,864		Arch Coal, Inc.	2,523,468
28,599	[2]	Bill Barrett Corp.	583,420
68,065		Cimarex Energy Co.	2,753,910
37,400	[2]	Comstock Resources, Inc.	1,848,308
201,692	[2]	Denbury Resources, Inc.	2,563,505
43,525	[2]	Encore Acquisition Co.	1,355,804
53,538	[2]	Exterran Holdings, Inc.	1,199,787
104,368	[2]	FMC Technologies, Inc.	3,651,836
73,548	[2]	Forest Oil Corp.	2,148,337
85,123		Frontier Oil Corp.	1,124,475
75,992	[2]	Helix Energy Solutions Group, Inc.	802,476
86,126		Helmerich & Payne, Inc.	2,954,983
108,265	[2]	Newfield Exploration Co.	2,487,930
46,300	[2]	Oceaneering International, Inc.	1,304,271
20,547		Overseas Shipholding Group, Inc.	772,156
52,942	[2]	Patriot Coal Corp.	838,072
128,380		Patterson-UTI Energy, Inc.	1,703,603
88,107	[2]	Plains Exploration & Production Co.	2,484,617
141,683	[2]	Pride International, Inc.	2,662,224
92,804	[2]	Quicksilver Resources, Inc.	971,658
65,934	[2]	Superior Energy Services, Inc.	1,405,713
42,290		Tidewater, Inc.	1,844,267
38,600	[2]	Unit Corp.	1,449,044
		TOTAL	41,433,864
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--19.0%
80,229		AMB Property Corp.	$1,927,903
33,481	[2]	Affiliated Managers Group	1,552,849
25,720		Alexandria Real Estate Equities, Inc.	1,788,054
58,700		American Financial Group, Inc.	1,334,251
93,132	[2,3]	Americredit Corp.	545,753
115,572		Apollo Investment Corp.	1,523,239
104,567		Associated Banc Corp.	2,306,748
66,887		Astoria Financial Corp.	1,272,191
41,921		BRE Properties, Inc., Class A	1,459,270
59,700		Bancorpsouth, Inc.	1,448,919
39,207		Bank of Hawaii Corp.	1,988,187
116,944		Berkley, W.R. Corp.	3,072,119
91,758		Brown & Brown	1,882,874
44,684		Camden Property Trust	1,506,298
41,059		Cathay Bancorp, Inc.	1,005,124
33,024		City National Corp.	1,767,775
168,850	[3]	Colonial BancGroup, Inc.	685,531
51,240		Commerce Bancshares, Inc.	2,422,627
33,471	[3]	Cousins Properties, Inc.	484,660
47,176		Cullen Frost Bankers, Inc.	2,640,441
120,390		Duke Realty Corp.	1,698,703
94,461		Eaton Vance Corp.	2,078,142
28,824	[3]	Equity One, Inc.	503,555
21,100		Essex Property Trust, Inc.	2,053,030
50,543		Everest Re Group Ltd.	3,775,562
48,212		Federal Realty Investment Trust	2,953,949
174,746		Fidelity National Financial, Inc., Class A	1,574,461
75,884		First American Financial Corp.	1,548,792
99,751		First Niagara Financial Group, Inc.	1,573,073
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
63,569		FirstMerit Corp.	$1,482,429
78,315		Gallagher (Arthur J.) & Co.	1,907,753
91,164		HCC Insurance Holdings, Inc.	2,011,078
40,893		Hanover Insurance Group, Inc.	1,605,050
83,429		Health Care REIT, Inc.	3,713,425
50,643		Highwoods Properties, Inc.	1,256,959
30,380		Horace Mann Educators Corp.	241,825
77,254		Hospitality Properties Trust	784,128
96,103		Jefferies Group, Inc.	1,521,310
32,692		Jones Lang LaSalle, Inc.	1,076,221
80,364		Liberty Property Trust	1,916,681
61,167		Macerich Co. (The)	1,799,533
54,038		Mack-Cali Realty Corp.	1,227,743
27,979		Mercury General Corp.	1,437,281
79,301		Nationwide Health Properties, Inc.	2,366,342
281,250		New York Community Bancorp, Inc.	4,404,375
185,995		Old Republic International Corp.	1,713,014
68,521		PMI Group, Inc.	170,617
20,463		PacWest Bancorp	511,370
47,433	[2]	Philadelphia Consolidated Holding Corp.	2,774,356
32,279		Potlatch Corp.	1,071,986
57,071		Protective Life Corp.	476,543
78,678		Raymond James Financial, Inc.	1,832,411
63,304		Rayonier, Inc.	2,094,096
82,862		Realty Income Corp.	1,915,769
57,335		Regency Centers Corp.	2,262,439
57,700		Reinsurance Group of America	2,154,518
106,593		SEI Investments Co.	1,884,564
26,231	[2]	SVB Financial Group	1,349,585
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
40,055		StanCorp Financial Group, Inc.	$1,365,074
234,561		Synovus Financial Corp.	2,423,015
94,531		TCF Financial Corp.	1,676,980
111,838		UDR, Inc.	2,209,919
40,505		Unitrin, Inc.	850,605
69,431		Waddell & Reed Financial, Inc., Class A	1,008,138
69,560		Washington Federal, Inc.	1,225,647
43,128		Webster Financial Corp. Waterbury	799,593
61,291		Weingarten Realty Investors	1,253,401
23,923		WestAmerica Bancorp.	1,369,592
55,326		Wilmington Trust Corp.	1,596,708
		TOTAL	115,116,153
		Health Care--11.9%
44,428	[2,3]	Advanced Medical Optics, Inc.	274,121
57,366	[2]	Affymetrix, Inc.	211,681
51,344		Beckman Coulter, Inc.	2,563,092
55,588	[2,3]	Cephalon, Inc.	3,986,771
54,651	[2,3]	Cerner Corp.	2,034,657
55,602	[2]	Charles River Laboratories International, Inc.	1,992,220
78,610	[2]	Community Health Systems, Inc.	1,611,505
51,456	[2]	Covance, Inc.	2,572,800
121,376		Dentsply International, Inc.	3,687,403
44,994	[2]	Edwards Lifesciences Corp.	2,377,483
98,259	[2]	Endo Pharmaceuticals Holdings, Inc.	1,817,792
44,121	[2]	Gen-Probe, Inc.	2,076,334
199,507	[2]	Health Management Association, Class A	418,965
87,667	[2]	Health Net, Inc.	1,129,151
74,205	[2]	Henry Schein, Inc.	3,473,536
51,034		Hill-Rom Holdings, Inc.	1,161,534
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
209,570	[2,3]	Hologic, Inc.	$2,565,137
49,647	[2]	IDEXX Laboratories, Inc.	1,747,078
73,861	[2,3]	Invitrogen Corp.	2,126,458
24,743	[2]	Kindred Healthcare, Inc.	358,526
44,853	[2]	Kinetic Concepts, Inc.	1,085,891
44,411	[2]	LifePoint Hospitals, Inc.	1,064,532
59,894	[2]	Lincare Holdings, Inc.	1,578,207
46,357		Medicis Pharmaceutical Corp., Class A	661,514
86,413		Omnicare, Inc.	2,382,406
96,216	[2]	PDL BioPharma, Inc.	938,106
63,482		Perrigo Co.	2,158,388
97,228		Pharmaceutical Product Development, Inc.	3,012,123
45,280	[2,3]	Psychiatric Solutions, Inc.	1,507,371
62,085	[2]	ResMed, Inc.	2,127,032
88,207	[2]	Sepracor, Inc.	1,174,917
47,929		Steris Corp.	1,631,503
31,042	[2]	Techne Corp.	2,142,519
31,494		Teleflex, Inc.	1,668,867
18,800	[2]	United Therapeutics Corp.	1,639,924
41,530		Universal Health Services, Inc., Class B	1,745,921
67,714	[2]	VCA Antech, Inc.	1,225,623
73,260	[2,3]	Valeant Pharmaceuticals International	1,375,090
24,229	[2]	Varian, Inc.	892,839
121,822	[2]	Vertex Pharmaceuticals, Inc.	3,192,955
34,188	[2]	Wellcare Health Plans, Inc.	826,324
		TOTAL	72,218,296
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--14.1%
75,097	[2]	AGCO Corp.	$2,367,057
87,058		AMETEK, Inc.	2,894,679
87,705	[2,3]	AirTran Holdings, Inc.	358,713
30,132	[2]	Alaska Air Group, Inc.	744,260
33,153		Alexander and Baldwin, Inc.	1,057,581
26,903	[2]	Alliant Techsystems, Inc.	2,220,574
81,645	[2]	Avis Budget Group, Inc.	133,898
79,453	[2]	BE Aerospace, Inc.	1,022,560
35,399		Brinks Co. (The)	1,716,498
48,416		Carlisle Cos., Inc.	1,125,672
15,800	[2]	Clean Harbors, Inc.	1,036,006
37,334		Con-way, Inc.	1,270,849
54,530	[2]	Copart, Inc.	1,903,097
27,979		Corporate Executive Board Co.	834,614
101,173	[2]	Corrections Corp. of America	1,933,416
40,474		Crane Co.	662,559
40,620		Deluxe Corp.	493,939
62,770		Donaldson Co., Inc.	2,206,366
45,234		Dun & Bradstreet Corp.	3,333,293
31,378	[2]	Dycom Industries, Inc.	278,637
36,941		Federal Signal Corp.	314,368
39,903		GATX Corp.	1,139,231
49,553		Graco, Inc.	1,225,446
26,427		Granite Construction, Inc.	942,651
36,661	[3]	HNI Corp.	671,630
68,780		Harsco Corp.	1,628,023
45,797		Hubbell, Inc., Class B	1,642,738
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
68,343		Hunt (J.B.) Transportation Services, Inc.	$1,942,991
65,363		IDEX Corp.	1,515,114
156,524	[2]	Jet Blue Airways Corp.	868,708
88,226		Joy Global, Inc.	2,556,789
138,482		KBR, Inc.	2,055,073
74,440	[2]	Kansas City Southern Industries, Inc.	2,297,963
19,966		Kelly Services, Inc., Class A	284,316
61,856		Kennametal, Inc.	1,312,584
36,671	[2]	Korn/Ferry International	509,360
34,850		Lincoln Electric Holdings	1,503,778
77,560	[2]	MPS Group, Inc.	604,192
37,251		MSC Industrial Direct Co.	1,335,821
64,734		Manpower, Inc.	2,015,169
46,052		Miller Herman, Inc.	1,013,144
23,130		Mine Safety Appliances Co.	624,510
36,003	[2]	Navigant Consulting, Inc.	582,169
27,551		Nordson Corp.	1,017,458
59,601		OshKosh Truck Corp.	456,544
80,897		Pentair, Inc.	2,235,993
143,521	[2]	Quanta Services, Inc.	2,835,975
127,622		Republic Services, Inc.	3,024,641
35,088		Rollins, Inc.	616,496
73,229		Roper Industries, Inc.	3,320,935
44,378		SPX Corp.	1,719,204
67,445	[2]	Shaw Group, Inc.	1,206,591
70,394	[2]	Stericycle, Inc.	4,113,121
45,675	[2]	Thomas & Betts Corp.	1,084,781
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
71,502		Timken Co.	$1,135,452
66,161		Trinity Industries, Inc.	1,116,798
68,459	[2,3]	URS Corp.	2,012,010
46,466	[2]	United Rentals, Inc.	476,277
39,618		Wabtec Corp.	1,575,212
36,593		Werner Enterprises, Inc.	717,955
46,983	[2,3]	YRC Worldwide, Inc.	215,182
		TOTAL	85,060,661
		Information Technology--13.1%
316,500	[2]	3Com Corp.	864,045
28,062	[2]	ACI Worldwide, Inc.	384,449
96,391	[2]	ADC Telecommunications, Inc.	611,119
54,185		Acxiom Corp.	425,894
46,398		Adtran, Inc.	705,250
14,404	[2,3]	Advent Software, Inc.	269,931
55,134	[2,4]	Alliance Data Systems Corp.	2,765,521
73,425	[2]	Ansys, Inc.	2,102,158
99,679	[2]	Arrow Electronics, Inc.	1,739,399
365,144	[2]	Atmel Corp.	1,515,348
122,716	[2]	Avnet, Inc.	2,054,266
36,899	[2]	Avocent Corp.	554,223
112,464		Broadridge Financial Solutions	1,360,814
212,920	[2]	Cadence Design Systems, Inc.	866,584
56,363	[2]	CommScope, Inc.	829,100
71,853	[2,3]	Cree, Inc.	1,410,474
35,948	[2,3]	DST Systems, Inc.	1,458,770
53,843		Diebold, Inc.	1,600,214
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
30,455	[2]	Digital River, Inc.	$754,675
66,969	[2]	F5 Networks, Inc.	1,662,171
113,715	[2]	FLIR Systems, Inc.	3,650,252
35,300	[3]	FactSet Research Systems	1,369,287
39,984		Fair Isaac & Co., Inc.	623,351
98,865	[2]	Fairchild Semiconductor International, Inc., Class A	561,553
119,451	[2]	Foundry Networks, Inc.	1,773,847
50,108	[2]	Gartner Group, Inc., Class A	921,987
63,906		Global Payments, Inc.	2,588,832
67,898		Henry Jack & Associates, Inc.	1,290,741
24,312		Imation Corp.	299,524
132,267	[2]	Ingram Micro, Inc., Class A	1,763,119
140,375	[2]	Integrated Device Technology, Inc.	892,785
57,640	[2]	International Rectifier Corp.	889,962
101,584		Intersil Holding Corp.	1,390,685
102,732	[2]	Lam Research Corp.	2,297,088
69,404		Lender Processing Services	1,601,150
65,897	[2]	Macrovision Solutions Corp.	730,139
123,773	[2]	McAfee, Inc.	4,028,811
72,206	[2]	Mentor Graphics Corp.	529,992
71,613	[2]	Metavante Technologies, Inc.	1,200,950
136,185	[2]	NCR Corp.	2,489,462
44,949		National Instruments Corp.	1,141,705
61,978	[2]	NeuStar, Inc., Class A	1,220,967
86,670	[2,3]	Palm, Inc.	345,813
94,269	[2]	Parametric Technology Corp.	1,224,554
40,117		Plantronics, Inc.	579,289
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
71,330	[2,3]	Polycom, Inc.	$1,498,643
216,842	[2]	RF Micro Devices, Inc.	431,516
157,700	[2]	SAIC, Inc.	2,912,719
33,112	[2]	SRA International, Inc.	611,910
50,951	[2]	Semtech Corp.	617,526
39,920	[2]	Silicon Laboratories, Inc.	1,036,323
64,562	[2]	Sybase, Inc.	1,719,286
115,065	[2]	Synopsys, Inc.	2,103,388
43,094	[2]	Tech Data Corp.	924,366
99,335	[2]	Trimble Navigation Ltd.	2,043,321
74,303	[2]	ValueClick, Inc.	549,842
147,852	[2]	Vishay Intertechnology, Inc.	637,242
181,159	[2]	Western Digital Corp.	2,989,124
55,959	[2]	Wind River Systems, Inc.	489,082
53,173	[2]	Zebra Technologies Corp., Class A	1,076,222
		TOTAL	78,980,760
		Materials--6.4%
67,584		Airgas, Inc.	2,592,522
74,370		Albemarle Corp.	1,810,909
55,545		Aptargroup, Inc.	1,684,124
52,648		Cabot Corp.	1,392,540
37,788		Carpenter Technology Corp.	683,963
194,264		Chemtura Corp.	336,077
87,126		Cliffs Natural Resources, Inc.	2,351,531
93,127		Commercial Metals Corp.	1,033,710
37,499		Cytec Industries, Inc.	1,061,972
61,260		FMC Corp.	2,667,260
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
33,955		Ferro Corp.	$525,623
27,000		Greif, Inc., Class A	1,095,660
78,115	[2]	Louisiana-Pacific Corp.	374,952
55,628		Lubrizol Corp.	2,090,500
33,895	[3]	Martin Marietta Materials	2,656,690
15,480		Minerals Technologies, Inc.	878,645
61,952		Olin Corp.	1,125,048
81,692		Packaging Corp. of America	1,374,876
104,123		RPM International, Inc.	1,478,547
51,903		Reliance Steel & Aluminum Co.	1,299,651
36,671		Scotts Co.	957,847
39,382		Sensient Technologies Corp.	993,608
79,570		Sonoco Products Co.	2,003,573
147,570		Steel Dynamics, Inc.	1,759,034
87,208		Temple-Inland, Inc.	517,143
75,193	[2]	Terra Industries, Inc.	1,653,494
79,035		Valspar Corp.	1,616,266
51,815		Worthington Industries, Inc.	625,407
		TOTAL	38,641,172
		Telecommunication Services--0.5%
192,123	[2]	Cincinnati Bell, Inc.	459,174
56,611		Telephone and Data System, Inc.	1,520,005
30,205		Telephone and Data System, Inc.--Special Common Shares	827,617
		TOTAL	2,806,796
		Utilities--8.2%
62,194		AGL Resources, Inc.	1,890,698
90,158		Alliant Energy Corp.	2,648,842
Shares			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
109,325		Aqua America, Inc.	$1,967,850
33,234		Black Hills Corp.	839,159
93,107		DPL, Inc.	2,123,771
58,442		Energen Corp.	1,961,898
107,092		Equitable Resources, Inc.	3,717,163
94,150		Great Plains Energy, Inc.	1,830,276
66,861	[3]	Hawaiian Electric Industries, Inc.	1,779,840
37,090		Idacorp, Inc.	988,819
149,680		MDU Resources Group, Inc.	2,725,673
87,230		NSTAR	2,882,952
66,276		National Fuel Gas Co.	2,398,528
126,855		Northeast Utilities Co.	2,861,849
73,390		OGE Energy Corp.	2,003,547
85,041		ONEOK, Inc.	2,712,808
70,978		PNM Resources, Inc.	692,036
103,687		Puget Energy, Inc.	2,429,386
95,534		SCANA Corp.	3,144,024
191,095		Sierra Pacific Resources	1,584,178
87,900		UGI Corp.	2,098,173
64,406		Vectren Corp.	1,623,031
38,906		WGL Holdings, Inc.	1,252,384
88,430		Westar Energy, Inc.	1,723,501
		TOTAL	49,880,386
		TOTAL COMMON STOCKS (IDENTIFIED COST $757,298,350)	589,764,651
Shares			Value
		MUTUAL FUND--8.4%
51,127,708	[5,6,7]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$51,127,708
		TOTAL INVESTMENTS--106.0% (IDENTIFIED COST $808,426,058) [8]	640,892,359
		OTHER ASSETS AND LIABILITIES - NET--(6.0)% [9]	(36,385,403)
		TOTAL NET ASSETS--100%	$604,506,956

At October 31, 2008, the Fund had the following outstanding futures contracts: 1

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[2] S&P MidCap 400 Index Long Futures	265	$15,062,600	December 2008	$(1,578,981)

Unrealized Depreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P MidCap 400 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $15,062,600 at October 31, 2008, which represents 2.5% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P MidCap 400 Index is 100.3%.

2 Non-income-producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated company.

6 7-Day net yield.

7 All or a portion of this security is held as collateral for securities lending.

8 The cost of investments for federal tax purposes amounts to $821,260,748.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $51,127,708 of investments in an affiliated issuer (Note 5) and $37,175,551 of securities loaned (identified cost $808,426,058)		$640,892,359
Cash		2,619
Income receivable		427,436
Receivable for investments sold		4,308,608
Receivable for shares sold		1,187,700
Receivable for daily variation margin		227,900
TOTAL ASSETS		647,046,622
Liabilities:
Payable for investments purchased	$3,362,540
Payable for shares redeemed	1,380,825
Payable for Directors'/Trustees' fees	2,037
Payable for shareholder services fee (Note 5)	68,789
Payable for collateral due to broker for securities loaned	37,610,775
Accrued expenses	114,700
TOTAL LIABILITIES		42,539,666
Net assets for 42,990,588 shares outstanding		$604,506,956
Net Assets Consist of:
Paid-in capital		$772,928,550
Net unrealized depreciation of investments and futures contracts		(169,112,680)
Accumulated net realized loss on investments and futures contracts		(968,917)
Undistributed net investment income		1,660,003
TOTAL NET ASSETS		$604,506,956
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$604,506,956 ÷ 42,990,588 shares outstanding, no par value, unlimited shares authorized		$14.06

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $724,333 received from an affiliated issuer (Note 5))			$14,363,081
Interest received from securities loaned			1,978,888
TOTAL INCOME			16,341,969
Expenses:
Management fee (Note 5)		$4,012,981
Custodian fees		65,038
Transfer and dividend disbursing agent fees and expenses		429,895
Directors'/Trustees' fees		16,120
Auditing fees		21,200
Legal fees		25,422
Portfolio accounting fees		150,243
Shareholder services fee (Note 5)		2,184,293
Account administration fee		75,296
Share registration costs		28,664
Printing and postage		62,311
Insurance premiums		8,609
Miscellaneous		13,480
TOTAL EXPENSES		7,093,552
Waiver/reimbursement of management fee (Note 5)	$(2,134,101)
Net expenses			4,959,451
Net investment income			11,382,518
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments (including $56,399,842 from redemption in-kind (Note 7))			114,416,495
Net realized loss on futures contracts			(9,465,410)
Net change in unrealized appreciation of investments			(492,439,041)
Net change in unrealized appreciation of futures contracts			(4,762,390)
Net realized and unrealized loss on investments and futures contracts			(392,250,346)
Change in net assets resulting from operations			$(380,867,828)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,382,518	$17,790,939
Net realized gain on investments and futures contracts	104,951,085	124,172,265
Net change in unrealized appreciation/depreciation on investments and futures contracts	(497,201,431)	50,863,080
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(380,867,828)	192,826,284
Distributions to Shareholders:
Distributions from net investment income	(10,899,808)	(18,334,648)
Distributions from net realized gain on investments and futures contracts	(147,559,483)	(53,813,499)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(158,459,291)	(72,148,147)
Share Transactions:
Proceeds from sale of shares	203,002,928	232,425,596
Net asset value of shares issued to shareholders in payment of distributions declared	147,084,843	66,306,072
Cost of shares redeemed	(463,302,112)	(364,988,324)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(113,214,341)	(66,256,656)
Change in net assets	(652,541,460)	54,421,481
Net Assets:
Beginning of period	1,257,048,416	1,202,626,935
End of period (including undistributed net investment income of $1,660,003 and $1,177,293, respectively)	$604,506,956	$1,257,048,416

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mid-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the U.S. equity market. This group of stocks is known as the S&P MidCap 400 Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Manager determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Manager determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Manager and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, maintain exposure to the S&P MidCap 400 Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2008, the Fund had a net realized loss on futures contracts of $9,465,410.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$37,175,551	$37,610,775

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended October 31	2008	2007
Shares sold	10,141,014	9,532,339
Shares issued to shareholders in payment of distributions declared	7,100,270	2,863,373
Shares redeemed	(22,994,099)	(14,849,745)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(5,752,815)	(2,454,033)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for redemption in-kind transactions.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$53,180,415	$(53,180,415)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$ 17,376,496	$23,510,251
Long-term capital gains	$141,082,795	$48,637,896

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,660,003
Undistributed long-term capital gains	$10,286,792
Net unrealized depreciation	$(180,368,389)

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, futures contracts mark to market and transactions in certain securities on loan.

At October 31, 2008, the cost of investments for federal tax purposes was $821,260,748. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $180,368,389. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $63,634,925 and net unrealized depreciation from investments for those securities having an excess of cost over value of $244,003,314.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The management agreement between the Fund and the Manager provides for an annual fee equal to 0.40% of the Fund's average daily net assets.

Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Manager voluntarily waived $2,043,378 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $3,742 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC received $5,882 of fees paid by the Fund.

Expense Limitation

The Manager and its affiliate (FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.54% for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Manager and its affiliate have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain investment manager fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Manager reimbursed $90,723. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	170,985,823	622,865,092	742,723,207	51,127,708	$51,127,708	$724,333

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and redemptions in-kind, for the year ended October 31, 2008, were as follows:

Purchases	$190,200,440
Sales	$215,955,985

7. REDEMPTION IN-KIND

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain Fund shares on August 1, 2008. Any realized gain on securities delivered through an in-kind redemption of shares is not taxable to the Fund. The value of and realized gain on securities delivered through the in-kind redemption of Fund shares were $177,887,778 and $56,399,842, respectively.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses,and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $141,082,795.

For the fiscal year ended October 31, 2008, 61.56% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 61.32% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND
SHAREHOLDERS OF FEDERATED MID-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mid-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory Contract - May 2008

Federated Mid-Cap Index Fund (the "Fund")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. Information regarding the subadviser's customary fee schedules was included in the materials furnished by the subadviser in connection with the Board's review. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's profitability, investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the sub-adviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's and the subadviser's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to, different types of targeted investors, being subject to different laws and regulations, different legal structures, different average account sizes, different associated costs, and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The Board received similar revenue and cost information about the Fund from the subadviser. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated and the subadviser to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's and the subadviser's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that, for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E205

29455 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.09	$17.85	$15.58	$14.06	$12.65
Income From Investment Operations:
Net investment income	0.08	0.13 [1]	0.10 [1]	0.06 [1]	0.02
Net realized and unrealized gain (loss) on investments and futures contracts	(5.66)	1.20	2.81	1.48	1.40
TOTAL FROM INVESTMENT OPERATIONS	(5.58)	1.33	2.91	1.54	1.42
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.03)	(0.02)	(0.01)
Distributions from net realized gain on investments and futures contracts	(1.22)	(1.98)	(0.61)	--	--
TOTAL DISTRIBUTIONS	(1.33)	(2.09)	(0.64)	(0.02)	(0.01)
Net Asset Value, End of Period	$10.18	$17.09	$17.85	$15.58	$14.06
Total Return [2]	(34.75)%	8.31%	19.24%	10.95%	11.20	% [3]

Ratios to Average Net Assets:
Net expenses	0.94%	0.93%	0.91%	0.91%	0.91%
Net investment income	0.56%	0.77%	0.60%	0.40%	0.16%
Expense waiver/reimbursement [4]	0.45%	0.23%	0.29%	0.25%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,185	$81,091	$88,669	$79,665	$90,937
Portfolio turnover	21%	15%	22%	20%	27%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.24% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$16.35	$17.19		$15.12		$13.73		$12.47
Income From Investment Operations:
Net investment income (loss)	(0.05)	(0.02	) [1]	(0.03	) [1]	(0.06	) [1]	(0.08)
Net realized and unrealized gain (loss) on investments and futures contracts	(5.40)	1.16		2.71		1.45		1.34
TOTAL FROM INVESTMENT OPERATIONS	(5.45)	1.14		2.68		1.39		1.26
Less Distributions:
Distributions from net realized gain on investments and futures contracts	(1.22)	(1.98)		(0.61)		--		--
Net Asset Value, End of Period	$ 9.68	$16.35		$17.19		$15.12		$13.73
Total Return [2]	(35.35)%	7.39%		18.23%		10.12%		10.10	% [3]

Ratios to Average Net Assets:
Net expenses	1.82%	1.81%		1.72%		1.72%		1.79%
Net investment income (loss)	(0.31)%	(0.11)%		(0.20)%		(0.41)%		(0.72)%
Expense waiver/reimbursement [4]	0.35%	0.13%		0.20%		0.15%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,818	$20,968		$19,577		$14,232		$10,473
Portfolio turnover	21%	15%		22%		20%		27%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.16% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$ 752.40	$4.14
Class C Shares	$1,000	$ 748.60	$8.00
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.41	$4.77
Class C Shares	$1,000	$1,015.99	$9.22

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.94%
Class C Shares	1.82%

Management's Discussion of Fund Performance

The Federated Mini-Cap Index Fund's Institutional Shares produced a total return of (34.75)% while the Fund's Class C Shares produced a total return of (35.35)%, based on net asset value, during the 12-month reporting period ended October 31, 2008. The Fund's benchmark, the Russell 2000 ® Index (RUS2), 1 returned (34.16)% during the 12-month reporting period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the benchmark.

U.S. equities posted sharp losses for the reporting period, capped by an October return that represented one of the most challenging months in more than 20 years. The end of the reporting period, particularly the months of September and October, was historic for financial markets, as the credit crunch that began in the summer of 2007 boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking concerns over a market and economic downturn and prompting the largest government rescue plan in recent memory. Unprecedented events over the past 12 months included the failures of several prominent U.S. financial institutions; the U.S. government's takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); the reorganization of Wall Street's remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program bill by the U.S. Congress. The reporting period also featured a waning consumer, a still fragile housing market, rising unemployment, challenged corporate earnings and a dimming export sector, which until recently, was a bright spot in the U.S. economic picture.

1 The RUS2 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index. The Russell 2000 ® Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Fund is neither affiliated with nor promoted, sponsored or endorsed by the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature of publication and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

For its part, the Federal Reserve Board (the "Fed") was very active throughout the reporting period, lowering the federal funds target rate by 250 basis points (-2.50%) between November 2007 and April 2008. The central bank remained on hold until early October, when in a rare move coordinated with five other global central banks, it cut interest rates by 50 basis points in an effort to stave off worldwide financial market turmoil. The Fed followed with an additional 50 basis point cut on October 29, bringing the target federal funds rate to 1.00% at period end, its lowest level since 2004.

All 10 sectors 2 within the RUS2 recorded negative performances for the reporting period ended October 31, 2008. Although each sector lost ground, the strongest performing sectors were Utilities (-13.45%) and Consumer Staples (-15.42%). The weakest performing sectors during the reporting period, Telecommunication Services (-54.81%), Consumer Discretionary (-48.43%), Information Technology (-44.74%) and Materials (-37.84%), underperformed the broad market.

The Fund utilized Russell 2000 futures to provide equity exposure on the Fund's cash balances. During the reporting period, the trading of futures contracts had a negligible impact on the Fund.

2 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated Mini-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Russell 2000 Index (RUS2). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(34.75)%
5 Years	0.78%
10 Years	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mini-Cap Index Fund (Class C Shares) (the "Fund") from October 31, 1998 to October 31, 2008 compared to the Russell 2000 Index (RUS2). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(35.94)%
5 Years	(0.10)%
10 Years	2.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	20.8%
Industrials	15.2%
Information Technology	15.2%
Health Care	13.5%
Consumer Discretionary	10.6%
Energy	5.0%
Utilities	3.8%
Materials	3.6%
Consumer Staples	3.6%
Telecommunication Services	1.0%
Other Securities [2,3]	0.0%
Securities Lending Collateral [4]	2.6%
Derivative Contracts [5]	1.9%
Cash Equivalents [6]	6.4%
Other Assets and Liabilities--Net [7]	(3.2)%
TOTAL [8]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include preferred stock.

3 Represents less than 0.1%.

4 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

5 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

6 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

7 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

8 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Russell 2000 Index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the Russell 2000 Index is 100.4%.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--92.3% [1]
		Consumer Discretionary--10.6%
1,679	[2]	1-800-FLOWERS.COM, Inc.	$8,983
3,000	[2]	99 Cents Only Stores	36,600
1,500	[2]	AFC Enterprises, Inc.	7,290
940		AH Belo Corp., Class A	3,111
2,786		Aaron Rents, Inc.	69,065
4,150	[2]	Aeropostale, Inc.	100,471
1,300		Ambassadors Group, Inc.	13,572
600	[2]	America's Car-Mart, Inc.	9,798
2,300	[2]	American Apparel, Inc.	13,524
2,700		American Axle & Manufacturing Holdings, Inc.	9,693
3,000		American Greetings Corp., Class A	35,040
700	[2]	American Public Education, Inc.	30,989
1,300	[2]	Amerigon, Inc.	6,240
1,500		Ameristar Casinos, Inc.	13,815
1,700		Arbitron, Inc.	55,386
4,700		ArvinMeritor, Inc.	27,824
2,100		Asbury Automotive Group, Inc.	6,825
998	[2]	Audiovox Corp., Class A	5,878
1,000	[2]	BJ's Restaurants, Inc.	8,890
3,400	[2]	Bally Technologies, Inc.	75,310
2,300	[2,3]	Beazer Homes USA, Inc.	7,291
5,900		Belo (A.H.) Corp., Series A	12,567
1,400		Big 5 Sporting Goods Corp.	8,792
11,200	[2,3]	Blockbuster, Inc.	17,024
800	[2]	Blue Nile, Inc.	24,464
800	[2]	Bluegreen Corp.	3,880
1,500		Blyth Industries, Inc.	12,900
1,763		Bob Evans Farms, Inc.	36,811
3,800	[2]	Borders Group, Inc.	12,882
688		Brookfield Homes Corp.	6,302
2,637		Brown Shoe Co., Inc.	27,794
5,300		Brunswick Corp.	18,391
1,404		Buckle, Inc.	36,981
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,100	[2]	Buffalo Wild Wings, Inc.	$31,108
900	[2]	Build-A-Bear Workshop, Inc.	4,680
1,300		CBRL Group, Inc.	25,896
1,350	[2]	CEC Entertainment, Inc.	34,668
3,200		CKE Restaurants, Inc.	27,168
3,200	[2]	CKX, Inc.	14,208
481		CSS Industries, Inc.	10,678
2,300	[2]	Cabela's, Inc., Class A	18,285
700	[2]	Cache, Inc.	2,513
1,500	[2]	California Pizza Kitchen, Inc.	14,655
4,200		Callaway Golf Co.	43,932
900	[2]	Capella Education Co.	42,660
3,500	[2]	Carter's, Inc.	74,340
2,300	[2]	Casual Male Retail Group, Inc.	4,370
1,737		Cato Corp., Class A	26,958
400	[2]	Cavco Industries, Inc.	13,612
4,898	[2]	Champion Enterprises, Inc.	9,159
1,200	[2]	Charlotte Russe Holdings, Inc.	10,140
7,171	[2]	Charming Shoppes, Inc.	7,888
25,800	[2,3]	Charter Communications, Inc., Class A	11,352
3,500	[2]	Cheesecake Factory, Inc.	30,800
500		Cherokee, Inc.	10,325
11,300	[2]	Chicos Fas, Inc.	38,420
1,421	[2]	Children's Place Retail Stores, Inc.	47,504
2,225		Christopher & Banks Corp.	11,614
585		Churchill Downs, Inc.	22,218
1,700		Cinemark Holdings, Inc.	14,093
11,000	[2]	Circuit City Stores, Inc.	2,860
11,360	[2]	Citadel Broadcasting Corp.	3,181
900	[2]	Citi Trends, Inc.	15,057
1,725	[2]	Coinstar, Inc.	41,383
3,800	[2]	Coldwater Creek, Inc.	13,642
3,900	[2]	Collective Brands, Inc.	49,881
700		Columbia Sportswear Co.	25,809
600	[2,3]	Conn's, Inc.	8,130
3,700		Cooper Tire & Rubber Co.	28,231
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
500	[2]	Core-Mark Holding Co., Inc.	$9,885
5,400	[2]	Corinthian Colleges, Inc.	77,112
1,300	[2]	Cox Radio, Inc., Class A	7,085
4,600	[2]	Crocs, Inc.	11,546
1,171	[2]	Crown Media Holdings, Inc., Class A	3,642
2,118	[2]	Cumulus Media, Inc., Class A	2,224
1,000	[2,3]	DSW, Inc., Class A	12,930
6,100	[2]	Dana Holding Corp.	11,590
800	[2]	Deckers Outdoor Corp.	67,888
6,000	[2]	Denny's Corp.	10,740
3,700		Dillards, Inc., Class A	19,721
995	[3]	DineEquity Inc.	17,940
1,500	[2]	Dolan Media Co.	6,150
2,450	[2]	Domino's Pizza, Inc.	14,577
600	[2]	Dorman Products, Inc.	6,750
848		Dover Downs Gaming & Entertainment, Inc.	4,342
800		Dover Motorsports, Inc.	1,712
2,868	[2]	Dress Barn, Inc.	27,418
1,300	[2]	Drew Industries, Inc.	15,730
5,000	[2]	Drugstore.com, Inc.	8,900
400	[2]	Einstein Noah Restaurant Group Inc.	3,208
1,800		Entercom Communication Corp.	1,206
3,800	[2]	Entravision Communications Corp.	7,182
1,400		Ethan Allen Interiors, Inc.	25,046
4,700	[2]	Exide Corp.	22,325
100	[2]	F.A.O., Inc.	0
700	[2]	FGX International Holdings Ltd.	7,700
2,860		Finish Line, Inc., Class A	27,370
400	[2]	Fisher Communications, Inc.	14,760
4,074	[2]	Fleetwood Enterprises, Inc.	1,833
2,800	[2]	Fossil, Inc.	50,820
2,503		Freds, Inc.	30,662
800	[2]	Fuel Systems Solutions, Inc.	22,760
700	[2]	Fuqi International, Inc.	5,537
2,800		Furniture Brands International, Inc.	15,932
700	[2]	G-III Apparel Group Ltd.	9,667
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,100	[2]	Gaiam, Inc.	$9,020
2,678	[2]	Gaylord Entertainment Co.	57,336
1,254	[2]	Genesco, Inc.	31,112
1,080	[2]	Global Sources Ltd.	8,532
900	[2]	Global Traffic Network, Inc.	4,815
2,600		Gray Television, Inc.	1,430
1,700	[2]	Great Wolf Resorts, Inc.	3,213
1,345		Group 1 Automotive, Inc.	13,517
1,700	[2]	Gymboree Corp.	43,962
2,300		Harte-Hanks	16,146
948		Haverty Furniture Cos., Inc.	9,328
6,400	[2]	Hayes Lemmerz International, Inc.	8,512
1,900	[2]	Helen of Troy Ltd.	34,181
1,637	[2]	Hibbett Sports, Inc.	29,155
600		Hooker Furniture Corp.	5,466
2,766	[2]	Hot Topic, Inc.	17,924
2,900	[2]	Hovnanian Enterprises, Inc., Class A	12,441
3,700	[2]	Iconix Brand Group, Inc.	40,293
4,100	[2,3]	Idearc, Inc.	1,558
2,300		Interactive Data Corp.	54,234
1,023	[2]	Isle of Capri Casinos, Inc.	5,207
2,550	[2,3]	J. Crew Group, Inc.	51,637
1,743	[2]	JAKKS Pacific, Inc.	38,991
3,794	[2]	Jack in the Box, Inc.	76,259
1,700		Jackson Hewitt Tax Service, Inc.	23,426
1,540	[2]	Jo-Ann Stores, Inc.	29,506
1,077	[2,3]	Jos A. Bank Clothiers, Inc.	27,431
2,500		Journal Communications, Inc., Class A	6,250
1,500		K-Swiss, Inc., Class A	22,695
300	[2]	K12, Inc.	8,250
569		Kenneth Cole Productions, Inc., Class A	7,556
1,700	[2]	Knology, Inc.	8,228
4,100	[2,3]	Krispy Kreme Doughnuts, Inc.	11,316
3,100		La-Z Boy Chair Co.	17,918
763		Landry's Seafood Restaurants, Inc.	9,576
2,100	[2]	Leapfrog Enterprises, Inc.	14,175
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
4,210	[2]	Lear Corp.	$8,462
600	[2]	Learning Tree International, Inc.	7,650
2,800		Lee Enterprises, Inc.	7,000
800		Libbey, Inc.	2,928
2,150	[2,3]	Life Time Fitness, Inc.	40,936
1,700	[2]	Lin TV Corp., Class A	2,907
100	[2]	Lincoln Educational Services	1,446
4,800	[2]	Live Nation, Inc.	54,000
1,000	[2]	Lodgian, Inc.	5,100
1,600	[2]	Luby's, Inc.	7,744
1,200	[2]	Lululemon Athletica, Inc.	17,004
700	[2]	Lumber Liquidators, Inc.	5,831
900	[2]	M/I Schottenstein Homes, Inc.	12,249
1,400	[2]	Maidenform Brands, Inc.	15,372
1,317		Marcus Corp.	18,478
600		Marine Products Corp.	3,714
1,000	[2,3]	MarineMax, Inc.	2,320
1,296	[2]	Martha Stewart Living Omnimedia	6,778
3,100	[2]	Marvel Entertainment, Inc.	99,789
1,992		Matthews International Corp., Class A	88,903
3,800	[3]	McClatchy Co., Class A	11,666
1,300		Media General, Inc., Class A	9,919
2,800	[2]	Mediacom Communications Corp.	12,432
3,300		Mens Wearhouse, Inc.	50,457
1,900	[2]	Meritage Corp.	26,087
989	[2]	Midas, Inc.	12,887
1,921		Modine Manufacturing Co.	14,215
700	[2]	Monarch Casino & Resort, Inc.	6,237
1,050		Monro Muffler Brake, Inc.	22,606
1,800	[2]	Morgans Hotel Group Co.	8,568
1,000		Movado Group, Inc.	15,210
2,540		National CineMedia, Inc.	20,574
236		National Presto Industries, Inc.	15,635
2,600	[2]	NetFlix, Inc.	64,376
1,200	[2]	New York & Co.	3,384
2,000		Nutri/System, Inc.	28,300
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,321		O'Charleys, Inc.	$9,907
2,000	[2]	Orbitz Worldwide, Inc.	6,740
1,000	[2]	Outdoor Channel Holdings, Inc.	8,000
1,000	[2]	Overstock.com, Inc.	12,410
900		Oxford Industries, Inc.	12,123
1,410	[2]	P. F. Chang's China Bistro, Inc.	28,849
4,300	[2]	Pacific Sunwear of California	14,706
543	[2]	Palm Harbor Homes, Inc.	4,670
1,406	[2]	Papa Johns International, Inc.	31,719
900	[2]	Peet's Coffee & Tea, Inc.	20,214
2,656		Pep Boys-Manny Moe & Jack	12,802
750	[2]	Perry Ellis International, Inc.	7,342
1,600	[2]	PetMed Express, Inc.	28,256
5,600	[2]	Pier 1 Imports, Inc.	7,728
3,831	[2,3]	Pinnacle Entertainment, Inc.	21,454
1,340	[2]	Playboy Enterprises, Inc., Class B	3,310
2,100		Polaris Industries, Inc., Class A	70,707
3,100		Pool Corp.	53,971
531		Pre-Paid Legal Services, Inc.	20,964
1,816		Primedia, Inc.	2,270
1,000	[2]	Princeton Review (The), Inc.	5,570
5,000	[2]	Quantum Fuel Systems Technologies Worldwide, Inc.	3,750
8,100	[2]	Quiksilver, Inc.	20,979
4,700	[2,3]	R.H. Donnelly Corp	3,995
1,100	[2]	RC2 Corp.	13,970
2,300	[2]	RCN Corp.	14,835
700	[2]	RHI Entertainment, Inc.	9,380
2,800	[2,3]	Raser Technologies, Inc.	12,068
900	[2]	Red Robin Gourmet Burgers	13,671
2,700		Regis Corp. Minnesota	33,399
4,200	[2]	Rent-A-Center, Inc.	61,320
1,500	[2]	Retail Ventures, Inc.	3,090
700	[2]	Rex Stores Corp.	6,216
400	[2]	Rick's Cabaret International, Inc.	2,528
600	[2]	Riviera Holdings Corp.	2,574
3,300		Ruby Tuesday, Inc.	7,953
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
870	[2]	Russ Berrie & Co., Inc.	$2,349
1,300	[2]	Ruth's Chris Steak House, Inc.	2,977
2,700		Ryland Group, Inc.	50,733
5,600	[2,3]	Sally Beauty Holdings, Inc.	28,448
1,500		Scholastic Corp.	27,855
2,700	[2]	Sealy Corp.	8,721
500	[2]	Shoe Carnival, Inc.	7,005
2,950	[2]	Shuffle Master, Inc.	11,387
1,300	[2]	Shutterfly, Inc.	9,919
3,031		Sinclair Broadcast Group, Inc.	9,790
4,600	[2]	Six Flags, Inc.	1,564
2,136	[2]	Skechers USA, Inc., Class A	29,007
325		Skyline Corp.	7,026
2,000	[2]	Smith & Wesson Holding Corp.	4,600
1,600		Sonic Automotive, Inc.	8,208
3,790	[2]	Sonic Corp.	40,553
4,341		Sothebys Holdings, Inc., Class A	40,415
1,750		Spartan Motors, Inc.	8,032
836		Speedway Motorsports, Inc.	13,334
2,325		Stage Stores, Inc.	17,926
808	[2]	Stamps.com, Inc.	7,886
7,700	[2]	Standard Pacific Corp.	21,945
1,561	[2]	Stein Mart, Inc.	3,356
1,000	[2]	Steiner Leisure Ltd.	25,900
500	[2]	Steinway Musical Instruments	11,130
1,205	[2]	Steven Madden Ltd.	26,245
5,460		Stewart Enterprises, Inc., Class A	28,228
800	[2]	Stoneridge, Inc.	4,552
1,391		Superior Industries International, Inc.	19,891
400	[2]	Syms Corp.	4,200
600	[2]	Systemax, Inc.	8,496
1,400		Talbots, Inc.	13,734
4,500		Tempur-Pedic International, Inc.	35,145
2,900	[2]	Tenneco Automotive, Inc.	14,239
3,200	[2]	Texas Roadhouse, Inc.	22,464
1,863		The Nautilus Group, Inc.	4,546
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,669	[2]	The Steak 'n Shake Co.	$8,595
3,000	[2]	Timberland Co., Class A	36,300
900	[2]	Town Sports International Holdings, Inc.	2,241
2,000	[2]	Tractor Supply Co.	83,120
1,100	[2]	True Religion Apparel, Inc.	18,425
1,908	[2]	Tuesday Morning Corp.	4,274
3,896		Tupperware Brands Corp.	98,569
1,326	[2]	Tween Brands, Inc.	11,298
1,200	[2]	Ulta Salon Cosmetics & Fragrance, Inc.	10,584
2,100	[2,3]	Under Armour, Inc., Class A	54,600
3,200	[2]	Unifi, Inc.	15,360
900		Unifirst Corp.	29,367
908	[2]	Universal Electronics, Inc.	19,186
1,300	[2]	Universal Technical Institute, Inc.	21,450
1,943	[2]	Vail Resorts, Inc.	64,624
2,800	[2]	Valassis Communications, Inc.	12,432
74		Value Line, Inc.	2,853
8,300	[2]	Visteon Corp.	5,727
1,200	[2]	Volcom, Inc.	15,516
2,734	[2]	WMS Industries, Inc.	68,350
2,800	[2]	Warnaco Group, Inc.	83,468
25,343		Wendy's/Arby's Group, Inc.	91,742
3,700	[2]	Westwood One, Inc.	999
6,100	[2]	Wet Seal, Inc., Class A	17,934
400		Weyco Group, Inc.	11,120
1,724		Winnebago Industries, Inc.	10,241
3,190		Wolverine World Wide, Inc.	74,965
1,100	[2]	Wonder Auto Technology, Inc.	4,389
1,297		World Wrestling Entertainment, Inc.	18,469
2,100	[2,3]	Zale Corp.	35,826
1,300	[2]	Zumiez, Inc.	12,688
2,400		bebe stores, Inc.	21,264
500	[2]	hhgregg, Inc.	2,740
1,200	[2]	iRobot Corp.	12,384
3,260	[2]	thinkorswim Group, Inc.	26,080
		TOTAL	5,813,877
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--3.6%
1,300	[2,3]	AgFeed Industries, Inc.	$5,694
200		Alico, Inc.	7,878
6,000	[2]	Alliance One International, Inc.	20,040
300	[2]	American Dairy, Inc.	3,684
3,800	[2]	American Oriental Bioengineering, Inc.	23,218
100		Arden Group, Inc., Class A	15,000
100	[2]	Aurora Foods, Inc.	0
1,400		B&G Foods, Inc., Class A	5,222
800		Cal-Maine Foods, Inc.	23,512
800		Calavo Growers Inc.	8,120
3,254		Casey's General Stores, Inc.	98,271
4,080	[2]	Central Garden & Pet Co., Class A	12,974
1,000	[2,3]	Chattem, Inc.	75,670
400	[2]	China Sky One Medical Inc.	3,592
2,800	[2]	Chiquita Brands International	38,220
242		Coca-Cola Bottling Co.	10,692
5,200	[2]	Darling International, Inc.	39,208
900		Diamond Foods, Inc.	26,307
1,500	[2]	Elizabeth Arden, Inc.	25,935
410		Farmer Brothers Co.	9,840
4,711		Flowers Foods, Inc.	139,681
2,700	[2]	Fresh Del Monte Produce, Inc.	56,997
2,235	[2,3]	Great Atlantic & Pacific Tea Co., Inc.	18,483
1,100	[2,3]	Green Mountain Coffee, Inc.	31,889
200		Griffin Land & Nurseries	6,134
500	[2]	HQ Sustainable Maritime	2,050
2,666	[2]	Hain Celestial Group, Inc.	61,958
700		Imperial Sugar Co.	8,288
790		Ingles Markets, Inc., Class A	14,741
750		Inter Parfums, Inc.	8,745
800		J&J Snack Foods Corp.	25,088
1,300		Lancaster Colony Corp.	41,002
1,795		Lance, Inc.	37,139
200	[2]	Lifeway Foods, Inc.	2,000
1,000		Mannatech, Inc.	4,010
800		Nash Finch Co.	31,544
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
720	[2]	National Beverage Corp.	$6,595
3,107		Nu Skin Enterprises, Inc., Class A	40,049
1,200	[2]	Omega Protein Corp.	8,856
2,700		Pilgrim's Pride Corp.	2,943
2,000	[2]	Prestige Brands Holdings, Inc.	13,820
800		Pricesmart, Inc.	11,920
3,467	[2]	Ralcorp Holdings, Inc.	234,647
1,100		Reddy Ice Group, Inc.	2,926
2,664		Ruddick Corp.	76,297
1,200		Sanderson Farms, Inc.	37,464
800	[2]	Schiff Nutrition International, Inc.	4,712
4,000	[2]	Smart Balance, Inc.	28,640
1,300		Spartan Stores, Inc.	35,087
2,500	[2]	Spectrum Brands, Inc.	1,525
4,600	[2]	Star Scientific, Inc.	14,628
600	[2]	Susser Holdings Corp.	9,348
600	[2]	Synutra International, Inc.	8,400
1,200		The Anderson's, Inc.	31,956
500	[2]	The Boston Beer Co., Inc., Class A	18,895
1,400	[2]	The Pantry, Inc.	30,828
1,595		Tootsie Roll Industries, Inc.	39,668
1,900	[2]	TreeHouse Foods, Inc.	57,494
500	[2]	USANA, Inc.	18,970
2,572	[2]	United Natural Foods, Inc.	57,458
1,488		Universal Corp.	58,910
2,088		Vector Group Ltd.	35,600
200		Village Super Market, Inc., Class A	9,828
1,049		WD 40 Co.	30,526
700		Weis Markets, Inc.	22,708
3,400	[2]	Winn-Dixie Stores, Inc.	51,068
1,300	[2]	Zhongpin, Inc.	11,193
		TOTAL	1,955,785
		Energy--5.0%
300		APCO Argentina, Inc.	8,385
1,700	[2]	ATP Oil & Gas Corp.	20,468
2,900	[2]	Abraxas Petroleum Corp.	6,380
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,700	[2]	Allis-Chalmers Corp.	$11,492
700		Alon USA Energy, Inc.	6,174
2,600	[2]	American Oil & Gas, Inc.	4,680
500	[2]	Approach Resources, Inc.	5,450
2,400	[2]	Arena Resources, Inc.	73,152
700		Arlington Tankers Ltd.	6,804
2,227		Atlas America, Inc.	51,021
1,840	[2]	Aventine Renewable Energy Holdings, Inc.	3,588
2,600	[2]	BMB Munai Inc.	6,474
3,800	[2,3]	BPZ Energy, Inc.	37,620
2,600	[2]	Basic Energy Services, Inc.	35,568
2,694		Berry Petroleum Co., Class A	62,770
2,300	[2]	Bill Barrett Corp.	46,920
600	[2]	Bolt Technology Corp.	4,866
3,000	[2]	Brigham Exploration Co.	23,520
1,409	[2]	Bristow Group, Inc.	34,901
1,647	[2]	Bronco Drilling Co., Inc.	12,715
1,400	[2]	CVR Energy, Inc.	5,558
2,750	[2]	Cal Dive International, Inc.	23,402
1,300	[2]	Callon Petroleum Corp.	13,416
2,500	[2]	Cano Petroleum Inc.	1,450
1,202		Carbo Ceramics, Inc.	52,011
1,700	[2]	Carrizo Oil & Gas, Inc.	39,763
3,300	[2,3]	Cheniere Energy, Inc.	12,342
300	[2]	Clayton Williams Energy, Inc.	14,529
1,200	[2]	Clean Energy Fuels Corp.	9,240
3,000	[2]	Complete Production Services, Inc.	37,170
2,846	[2]	Comstock Resources, Inc.	140,649
3,400	[2]	Concho Resources, Inc.	72,250
800	[2]	Contango Oil & Gas Co.	44,000
2,500		Crosstex Energy, Inc.	25,525
2,600		DHT Maritime Inc.	13,676
500	[2]	Dawson Geophysical Co.	12,265
700		Delek US Holdings, Inc.	3,913
3,900	[2,3]	Delta Petroleum Corp.	36,660
600	[2]	Double Eagle Petroleum Co.	4,842
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,962	[2]	Dril-Quip, Inc.	$48,461
1,800	[2]	ENGlobal Corp.	7,902
9,400	[2]	EXCO Resources, Inc.	86,386
2,050	[2]	Energy Partners Ltd.	8,856
7,200	[2]	Energy XXI (Bermuda)Ltd.	14,184
5,300	[2,3]	Evergreen Energy, Inc.	1,908
2,500	[2]	FX Energy, Inc.	12,225
1,100	[2]	GMX Resources, Inc.	41,525
6,200	[2]	Gasco Energy, Inc.	4,960
1,700		General Maritime Corp.	25,755
2,400	[2]	GeoGlobal Resources, Inc.	4,440
400	[2]	GeoResources, Inc.	5,976
400	[2]	Geokinetics, Inc.	2,280
800	[2]	Geomet, Inc.	2,360
2,200		Golar LNG Ltd.	15,048
1,400	[2]	Goodrich Petroleum Corp.	38,864
6,200	[2,3]	Gran Tierra Energy, Inc.	15,686
200	[2,3]	Greenhunter Energy, Inc.	1,790
20		Greenhunter Energy, Inc.	0
11,298	[2]	Grey Wolf, Inc.	72,533
739		Gulf Island Fabrication, Inc.	14,566
1,300	[2]	Gulfmark Offshore, Inc.	48,100
1,700	[2]	Gulfport Energy Corp.	11,985
2,200	[2]	Harvest Natural Resources, Inc.	18,678
1,340	[2]	Hornbeck Offshore Services, Inc.	31,892
1,100		Houston American Energy Corp.	4,389
5,264	[2]	Input/Output, Inc.	34,532
8,100	[2]	International Coal Group, Inc.	37,908
1,600	[2]	James River Coal Co.	30,752
1,000		Knightbridge Tankers Ltd.	17,910
900		Lufkin Industries, Inc.	47,088
1,600	[2]	Matrix Services Co.	19,600
3,700	[2]	McMoRan Exploration Co.	52,503
5,286	[2]	Meridian Resource Corp.	6,237
700	[2]	Mitcham Industries, Inc.	3,822
1,300	[2]	NATCO Group, Inc., Class A	27,482
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,306		NGP Capital Resources Co.	$15,868
1,700	[2]	National Coal Corp.	7,293
800	[2]	Natural Gas Services Group, Inc.	10,600
5,683	[2]	Newpark Resources, Inc.	32,677
2,200		Nordic American Tanker Shipping Ltd.	65,230
1,300	[2]	Northern Oil and Gas, Inc.	7,085
200	[2]	OYO Geospace Corp.	5,734
10,300	[2,3]	Oilsands Quest, Inc.	16,995
900	[2]	PHI, Inc.	18,882
2,100	[2]	Pacific Ethanol, Inc.	1,890
400		Panhandle Oil and Gas, Inc.	10,000
2,600	[2]	Parallel Petroleum Corp.	10,426
7,137	[2]	Parker Drilling Co.	36,541
2,644		Penn Virginia Corp.	98,277
2,800	[2]	PetroQuest Energy, Inc.	27,860
900	[2]	Petroleum Development Corp.	18,639
3,100	[2]	Pioneer Drilling Co.	23,994
1,500	[2]	Quest Resource Corp.	637
2,600	[2]	RAM Energy Resources, Inc.	3,198
1,966		RPC, Inc.	20,820
9,900	[2]	Rentech, Inc.	7,326
1,100	[2]	Rex Energy Corp.	7,458
3,200	[2]	Rosetta Resources, Inc.	33,760
2,600		Ship Finance International Ltd.	35,490
2,029	[2]	Stone Energy Corp.	61,560
2,900	[2]	SulphCo, Inc.	5,800
1,100	[2]	Superior Well Services, Inc.	18,425
1,823	[2]	Swift Energy Co.	58,482
800	[2]	T-3 Energy Services, Inc.	19,288
2,000	[2]	TXCO Resources, Inc.	10,480
800		Teekay Tankers Ltd., Class A	9,720
900	[2]	Toreador Resources Corp.	6,660
1,600	[2]	Tri-Valley Corp.	7,600
600	[2,3]	Trico Marine Services, Inc.	5,400
7,183	[2,3]	USEC, Inc.	29,666
800	[2]	Union Drilling, Inc.	4,384
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
3,100	[2]	Uranium Resources, Inc.	$2,914
3,700	[2]	VAALCO Energy, Inc.	19,610
1,200	[2]	Venoco, Inc.	5,076
6,747	[2,3]	VeraSun Energy Corp.	3,239
3,700	[2]	Warren Resources, Inc.	19,573
2,000	[3]	Western Refining, Inc.	13,340
700	[2]	Westmoreland Coal Co.	6,895
2,500	[2]	Willbros. Group, Inc.	38,725
1,700		World Fuel Services Corp.	36,431
		TOTAL	2,744,140
		Financials--20.8%
843		1st Source Corp.	18,091
17,200		AMBAC Assurance Corporation	46,096
1,700		Abington Bancorp, Inc.	17,595
2,100		Acadia Realty Trust	37,947
2,800		Advance America Cash Advance, Inc.	7,504
2,250		Advanta Corp., Class B	10,170
500		Agree Realty Corp.	10,035
119	[2]	Alexander's, Inc.	41,650
1,000	[2]	AmCOMP, Inc.	12,140
1,200		AmTrust Financial Services, Inc.	11,784
1,318		Amcore Financial, Inc.	6,129
2,540		American Campus Communities, Inc.	65,989
500		American Capital Agency Corp.	9,300
3,500		American Equity Investment Life Holding Co.	15,820
550		American Physicians Capital, Inc.	22,500
800	[2]	American Safety Insurance Holdings, Ltd.	8,280
780		Ameris Bancorp	8,611
1,100	[2]	Amerisafe, Inc.	18,964
400		Ames National Corp.	10,000
1,000		Ampal-American Israel Corp.	2,260
1,205		Anchor Bancorp Wisconsin, Inc.	6,868
3,600		Anthracite Capital, Inc.	15,624
5,200		Anworth Mortgage Asset Corp.	30,472
8,935		Apollo Investment Corp.	117,763
800		Arbor Realty Trust, Inc.	2,880
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
6,303		Ares Capital Corp.	$49,542
1,920	[2]	Argo Group International Holdings Ltd.	61,248
700		Arrow Financial Corp.	18,193
7,840		Ashford Hospitality Trust	12,701
5,400		Aspen Insurance Holdings Ltd.	123,984
900	[2]	Asset Acceptance Capital Corp.	7,299
900		Associated Estates Realty Corp.	7,344
3,600		Assured Guaranty Ltd.	40,428
300	[2]	Avatar Holdings, Inc.	10,185
1,859		BGC Partners, Inc., Class A	7,603
573		Baldwin & Lyons, Inc., Class B	10,423
478		BancFirst Corp.	24,091
1,200		BancTrust Financial Group, Inc.	14,952
1,600		Banco Latinoamericano de Exportaciones S.A., Class E	17,008
3,035		Bank Mutual Corp.	34,994
700		Bank of the Ozarks, Inc.	21,280
1,300		BankFinancial Corp.	15,847
900		Banner Corp.	11,493
2,100	[2]	Beneficial Mutual Bancorp, Inc.	24,885
700		Berkshire Hills Bancorp, Inc.	18,221
5,090		BioMed Realty Trust, Inc.	71,514
600		Blackrock Kelso Capital Corp.	6,300
3,200		Boston Private Financial Holdings	28,288
1,300	[2]	Broadpoint Securities Group Inc.	3,835
3,650		Brookline Bancorp, Inc.	42,705
400		Brooklyn Federal Bancorp Inc.	5,800
400		Bryn Mawr Bank Corp.	8,476
972	[2]	CNA Surety Corp.	13,462
4,014		CVB Financial Corp.	50,817
1,300		Calamos Asset Management, Inc.	10,673
500		Camden National Corp.	14,625
721		Capital City Bank Group, Inc.	20,188
2,600		Capital Lease Funding, Inc.	17,550
200		Capital Southwest Corp.	20,400
1,100		Capital Trust, Inc.	8,690
900		Capitol Bancorp Ltd.	9,216
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,500		Capstead Mortgage Corp.	$35,175
1,700		Cardinal Financial Corp.	10,608
500	[2]	Cardtronics, Inc.	2,790
800		Care Investment Trust Inc.	8,944
1,456		Cascade Bancorp	13,890
1,757		Cash America International, Inc.	62,145
2,300		CastlePoint Holdings Ltd.	20,746
3,058		Cathay Bancorp, Inc.	74,860
2,600		Cedar Shopping Centers, Inc.	24,856
500		CenterState Banks of Florida	8,750
1,791		Central Pacific Financial Corp.	27,940
1,476		Chemical Financial Corp.	38,775
2,100		Chimera Investment Corp.	6,048
500		Citizens & Northern Corp.	11,750
7,149	[2]	Citizens Banking Corp.	21,090
2,100	[2]	Citizens, Inc., Class A	17,829
782		City Bank Lynwood, WA	8,055
1,000		City Holding Co.	41,840
600		Clifton Savings Bancorp, Inc.	6,540
1,125		CoBiz, Inc.	13,095
800		Cogdell Spencer Inc.	9,600
1,100		Cohen & Steers, Inc.	19,987
13,000		Colonial BancGroup, Inc.	52,780
3,100		Colonial Properties Trust	32,674
1,121		Columbia Banking Systems, Inc.	17,846
1,900		Community Bank System, Inc.	47,405
934		Community Trust Bancorp, Inc.	31,177
1,700		Compass Diversified Trust	20,740
1,067	[2,3]	CompuCredit Corp.	2,753
300		Consolidated Tomoka Co.	11,070
2,600		Corporate Office Properties Trust	80,834
2,324	[2,3]	Corus Bankshares, Inc.	5,113
2,900		Cousins Properties, Inc.	41,992
1,662	[2]	Crawford & Co., Class B	24,099
393	[2,3]	Credit Acceptance Corp.	6,029
10,720		DCT Industrial Trust, Inc.	52,850
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,200		Danvers Bancorp, Inc.	$14,736
2,662		Delphi Financial Group, Inc., Class A	41,926
100	[2]	Diamond Hill Investment Group	6,359
6,130		DiamondRock Hospitality Co.	31,753
1,457		Dime Community Bancorp, Inc.	24,332
1,600	[2]	Dollar Financial Corp.	18,608
710		Donegal Group, Inc., Class A	11,630
300	[2]	Doral Financial Corp.	2,805
1,300		Downey Financial Corp.	2,080
900		DuPont Fabros Technology, Inc.	5,607
400		EMC Insurance Group, Inc.	9,784
1,200		ESSA Bancorp, Inc.	16,632
4,000		East West Bancorp, Inc.	69,400
1,587		EastGroup Properties, Inc.	53,133
1,700		Education Realty Trust, Inc.	7,225
3,080		Employers Holdings, Inc.	39,301
400	[2]	Encore Bancshares Inc.	6,676
900	[2]	Encore Capital Group, Inc.	8,424
300	[2]	Enstar Group Ltd.	22,845
600		Enterprise Financial Services Corp.	11,130
1,932		Entertainment Properties Trust	72,353
600		Epoch Holding Corp.	5,250
1,251		Equity Lifestyle Properties, Inc.	52,529
2,068		Equity One, Inc.	36,128
600		Evercore Partners, Inc., Class A	7,302
4,900		Extra Space Storage, Inc.	56,399
2,500	[2]	Ezcorp, Inc., Class A	39,600
828		FBL Financial Group, Inc., Class A	14,457
1,800	[2]	FBR Capital Markets Corp.	9,918
5,396		FNB Corp. (PA)	70,688
600	[2]	FPIC Insurance Group, Inc.	26,856
580	[2]	FX Real Estate & Entertainment, Inc.	400
400		Farmers Capital Bank Corp.	7,912
1,450	[2]	Fcstone Group, Inc.	8,627
600		Federal Agricultural Mortgage Association, Class C	3,480
4,092		FelCor Lodging Trust, Inc.	12,317
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
400		Fifth Street Finance Corp.	$2,720
1,643		Financial Federal Corp.	38,035
800		Financial Institutions, Inc.	12,968
1,000	[2]	First Acceptance Corp.	3,050
4,600		First BanCorp	47,012
850		First Bancorp, Inc.	14,875
500		First Bancorp, Inc. - ME	9,000
1,546		First Busey Corp.	28,817
1,300	[2]	First Cash Financial Services, Inc.	19,981
4,425		First Commonwealth Financial Corp.	48,940
568		First Community Bancshares, Inc.	17,778
2,541		First Financial Bancorp	34,176
1,344		First Financial Bankshares, Inc.	72,831
788		First Financial Corp.	33,317
772		First Financial Holdings, Inc.	16,752
1,600		First Financial Northwest	13,072
2,800		First Industrial Realty Trust	28,952
4,700	[2]	First Marblehead Corp.	7,990
1,115		First Merchants Corp.	24,541
800	[2]	First Mercury Financial Corp.	8,632
2,900		First Midwest Bancorp, Inc.	64,409
7,243		First Niagara Financial Group, Inc.	114,222
1,000		First Place Financial Corp.	6,870
1,500		First Potomac Realty Trust	18,420
450		First South Bancorp, Inc.	6,322
638	[2]	FirstFed Financial Corp.	5,710
5,200		FirstMerit Corp.	121,264
2,850	[2]	Flagstar Bancorp, Inc.	5,415
1,800		Flagstone Reinsurance Holdings Ltd.	19,062
1,325		Flushing Financial Corp.	20,604
2,200	[2]	Forestar Real Estate Group, Inc.	19,250
300	[2]	Fox Chase Bancorp	3,570
3,600		Franklin Street Properties Corp.	42,588
8,500	[2]	Friedman, Billings, Ramsey Group, Inc., Class A	5,355
3,116		Frontier Financial Corp.	20,753
522		GAMCO Investors, Inc., Class A	19,873
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
4,100		GFI Group, Inc.	$13,161
1,000		Getty Realty Holding Corp.	19,470
3,396		Glacier Bancorp, Inc.	68,497
1,200		Gladstone Capital Corp.	14,292
1,600		Gladstone Investment Corp.	8,912
2,365		Glimcher Realty Trust	12,393
2,624		Gramercy Capital Corp.	6,980
700		Greene Bancshares, Inc.	13,825
1,100		Greenhill & Co., Inc.	72,567
1,900	[2]	Greenlight Capital Reinsurance Ltd.	23,788
2,200	[2]	Grubb & Ellis Co.	3,366
3,100	[2]	Guaranty Bancorp	13,206
2,566	[2,3]	Guaranty Financial Group, Inc.	5,209
100	[2]	Hallmark Financial Services, Inc.	650
1,606		Hancock Holding Co.	70,921
2,380		Hanmi Financial Corp.	9,520
854		Harleysville Group, Inc.	26,969
1,999		Harleysville National Corp.	27,726
1,700	[2]	Harris & Harris Group, Inc.	8,500
800		Hatteras Financial Corp.	17,440
3,600		Healthcare Realty Trust, Inc.	91,980
850		Heartland Financial USA, Inc.	20,188
1,900		Hercules Technology Growth Capital, Inc.	16,492
800		Heritage Commerce Corp.	10,352
2,700		Hersha Hospitality Trust	11,367
4,000		Highwoods Properties, Inc.	99,280
2,884	[2]	Hilltop Holdings, Inc.	27,110
756		Home Bancshares, Inc.	19,686
400		Home Fed Bancorp, Inc. Md	4,636
1,915		Home Properties of New York, Inc.	77,538
2,593		Horace Mann Educators Corp.	20,640
3,000		IPC Holdings Ltd.	82,830
899		Iberiabank Corp.	45,795
340		Independence Holdings Co.	2,220
1,000		Independent Bank Corp.- Massachusetts	28,770
1,000		Infinity Property & Casualty	39,820
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,500		Inland Real Estate Corp.	$40,110
1,262		Integra Bank Corp.	7,610
2,500	[2]	Interactive Brokers Group, Inc., Class A	53,425
200	[2]	International Assets Holding Corp.	3,228
3,210		International Bancshares Corp.	83,364
2,800	[2]	Investors Bancorp, Inc.	40,208
3,600		Investors Real Estate Trust	35,568
1,400		Jer Investors Trust, Inc.	4,550
1,700	[2]	KBW, Inc.	49,776
255		Kansas City Life Insurance Co.	12,176
500		Kayne Anderson Energy Development Co.	7,395
1,100		Kearny Financial Corp.	12,683
1,230		Kite Realty Group Trust	7,478
5,700	[2]	Knight Capital Group, Inc., Class A	82,422
1,000		Kohlberg Capital Corp.	5,590
1,500		LTC Properties, Inc.	36,255
2,520		LaSalle Hotel Properties	35,482
3,200	[2]	Labranche & Co. Inc.	19,936
5,500	[2,3]	Ladenburg Thalmann Financial Services, Inc.	6,930
1,155		Lakeland Bancorp, Inc.	12,728
700		Lakeland Financial Corp.	15,715
839		LandAmerica Financial Group, Inc.	8,264
3,210		Lexington Realty Trust	25,776
400		Life Partners Holdings, Inc.	16,072
2,300		MB Financial, Inc.	68,333
4,300	[2]	MCG Capital Corp.	3,526
12,000		MFA Mortgage Investments, Inc.	66,000
1,500		MVC Capital, Inc.	18,555
2,400	[2]	Maguire Properties, Inc.	8,520
3,000		Maiden Holdings Ltd.	13,560
1,165		MainSource Financial Group, Inc.	20,807
2,000	[2]	MarketAxess Holdings, Inc.	11,440
300	[2]	Maui Land & Pineapple Co., Inc.	4,650
3,700		Max Capital Group Ltd.	59,015
3,187		Meadowbrook Insurance Group, Inc.	16,795
1,100		Medallion Financial Corp.	8,899
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
4,400		Medical PPTYS Trust, Inc.	$32,472
600	[2]	Meridian Interstate Bancorp, Inc.	5,820
2,710	[2]	Meruelo Maddux Properties, Inc.	2,656
1,681		Mid-American Apartment Communities, Inc.	59,238
1,200		Midwest Banc Holdings, Inc.	3,612
1,000		Mission West Properties, Inc.	8,660
1,500		Monmouth Real Estate Investment Corp.	10,950
5,700		Montpelier Re Holdings Ltd.	81,567
200		NASB Financial, Inc.	6,000
1,923		NBT Bancorp, Inc.	53,613
1,400		Nara Bancorp, Inc.	15,400
2,600		National Financial Partners Corp.	17,316
1,421		National Health Investors, Inc.	42,545
400		National Interstate Corp.	7,000
4,950		National Penn Bancshares, Inc.	83,853
4,686		National Retail Properties, Inc.	83,551
136		National Western Life Insurance Co., Class A	25,674
800	[2]	Navigators Group, Inc.	40,408
1,000	[2]	Nelnet, Inc., Class A	14,630
6,800		Newalliance Bancshares, Inc.	93,840
3,500		Newcastle Investment Corp.	14,175
1,200	[2]	Newstar Financial, Inc.	6,492
1,000	[2]	Northfield Bancorp, Inc.	12,100
3,700		Northstar Realty Finance Corp.	21,275
1,100		Northwest Bancorp, Inc.	29,150
300		Nymagic, Inc.	5,235
700		OceanFirst Financial Corp.	11,613
2,105	[2]	Ocwen Financial Corp.	14,104
1,500		Odyssey Re Holdings Corp.	59,160
4,310		Old National Bancorp	81,631
819		Old Second Bancorp, Inc.	11,057
4,900		Omega Healthcare Investors	73,843
600		One Liberty Properties, Inc.	7,116
2,700		optionsXpress Holdings, Inc.	47,952
1,591		Oriental Financial Group	25,838
700	[2]	Oritani Financial Corp.	11,956
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,500	[2]	PHH Corp.	$28,210
966	[2]	PICO Holdings, Inc.	24,189
2,019	[2]	PMA Capital Corp.	9,328
4,300		PMI Group, Inc.	10,707
929		PS Business Parks, Inc.	42,056
1,541		PacWest Bancorp	38,510
2,889		Pacific Capital Bancorp	56,740
800		Pacific Continental Corp.	11,400
765		Park National Corp.	55,654
940		Parkway Properties, Inc.	16,215
1,300		Patriot Capital Funding, Inc.	6,435
500		Peapack-Gladstone Financial Corp.	16,015
1,206		Pennantpark Investment Corp.	5,511
400	[2]	Pennsylvania Commerce Bancorp, Inc.	11,900
2,296		Pennsylvania Real Estate Investment Trust	29,044
1,200	[2]	Penson Worldwide, Inc.	8,568
645		Peoples Bancorp, Inc.	12,352
7,400		Phoenix Cos., Inc.	47,878
1,400	[2]	Pinnacle Financial Partners, Inc.	40,964
1,144	[2]	Piper Jaffray Cos., Inc.	45,131
3,000		Platinum Underwriters Holdings Ltd.	95,220
1,000	[2,3]	Portfolio Recovery Associates, Inc.	35,880
2,800		Post Properties, Inc.	62,496
2,507		Potlatch Corp.	83,257
1,400		PremierWest Bancorp	11,410
1,253		Presidential Life Corp.	11,753
1,800	[2,3]	Primus Guaranty Ltd.	808
1,300		PrivateBancorp, Inc.	46,813
1,980	[2]	ProAssurance Corp.	108,801
1,500		Prospect Energy Corp.	18,870
2,500		Prosperity Bancshares, Inc.	83,025
2,067		Provident Bankshares Corp.	22,055
3,730		Provident Financial Services, Inc.	54,682
2,572		Provident New York Bancorp	30,967
400		Pzena Investment Management, Inc., Class A	1,772
3,930	[3]	RAIT Investment Trust	15,013
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,210		RLI Corp.	$69,442
4,500		Radian Group, Inc.	16,200
1,100		Ramco-Gershenson Properties	14,498
6,400		Realty Income Corp.	147,968
2,100	[3]	Redwood Trust, Inc.	32,004
1,300		Renasant Corp.	27,248
551		Republic Bancorp, Inc.	12,684
800		Resource America, Inc., Class A	4,600
1,300		Resource Capital Corp.	6,435
1,300	[2]	Riskmetrics Group, Inc.	20,033
600		Rockville Financial, Inc.	7,806
400		Roma Financial Corp.	5,820
1,571		S&T Bancorp, Inc.	53,571
950		S.Y. Bancorp, Inc.	26,163
621		SCBT Financial Corp.	21,046
1,800	[2]	SVB Financial Group	92,610
1,563		SWS Group, Inc.	29,009
1,000		Safety Insurance Group, Inc.	37,990
1,000		Sanders Morris Harris Group, Inc.	7,400
1,019		Sandy Spring Bancorp, Inc.	21,878
213		Santander BanCorp	2,021
629		Saul Centers, Inc.	23,015
1,200	[2]	Seabright Insurance Holdings, Inc.	12,552
920		Seacoast Banking Corp. of Florida	8,170
3,392		Selective Insurance Group, Inc.	80,560
7,243		Senior Housing Properties Trust	138,848
600		Shore Bancshares, Inc.	14,568
400		Sierra Bancorp	7,984
2,100	[2]	Signature Bank	68,418
800		Simmons 1st National Corp., Class A	24,816
700		Smithtown Bancorp, Inc.	13,769
4,600		South Financial Group, Inc.	26,726
730		Southside Bancshares, Inc.	17,586
900		Southwest Bancorp, Inc.	13,032
1,355		Sovran Self Storage, Inc.	43,970
847		State Auto Financial Corp.	22,310
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
800		State Bancorp, Inc.	$10,192
1,400		StellarOne Corporation	23,800
1,185		Sterling Bancorp	18,581
4,611		Sterling Bancshares, Inc.	36,704
3,161		Sterling Financial Corp. WA	26,837
1,077		Stewart Information Services Corp.	17,878
1,599	[2]	Stifel Financial Corp.	69,796
4,450		Strategic Hotels & Resorts, Inc.	22,028
300	[2]	Stratus Properties, Inc.	7,350
600		Suffolk Bancorp	19,470
886	[2]	Sun Bancorp, Inc.	8,860
1,066		Sun Communities, Inc.	16,033
3,400		Sunstone Hotel Investors, Inc.	22,270
5,364		Susquehanna Bankshares, Inc.	83,088
1,890		Tanger Factory Outlet Centers, Inc.	68,361
708	[2]	Tejon Ranch Co.	20,574
1,600	[2]	Texas Capital Bancshares, Inc.	28,560
1,300		Thomas Properties Group, Inc.	9,035
1,200	[2]	Thomas Weisel Partners Group, Inc.	6,744
424		Tompkins Financial Corporation	20,776
1,300		Tower Group, Inc.	27,339
1,300		TowneBank	28,431
2,100	[2]	Tradestation Group, Inc.	16,443
800		TriCo Bancshares	17,232
4,631		Trustco Bank Corp.	56,359
3,200		Trustmark Corp.	65,664
3,250		U-Store-It Trust	22,295
800		U.S. Global Investors, Inc., Class A	5,768
6,600		UCBH Holdings, Inc.	34,848
1,900		UMB Financial Corp.	86,127
3,772		Umpqua Holdings Corp.	64,199
850		Union Bankshares Corp.	20,256
1,300	[2]	United America Indemnity Ltd., Class A	15,574
2,400		United Bankshares, Inc.	76,560
2,547		United Community Banks, Inc.	33,417
1,592		United Community Financial Corp.	7,466
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,300		United Financial Bancorp, Inc.	$18,200
1,400		United Fire & Casualty Co.	32,438
404		United Security Bancshares	5,656
700		Universal Health Realty Trust, Inc.	24,297
800		Univest Corp.	24,752
1,300		Urstadt Biddle Properties, Class A	21,294
4,000		Validus Holdings Ltd.	70,960
600		ViewPoint Financial Group	10,200
7,200		W Holding Co., Inc.	4,680
400		WSFS Financial Corp.	19,148
3,202		Washington Real Estate Investment Trust	95,996
800		Washington Trust Bancorp	17,056
400	[2]	Waterstone Financial Inc.	3,300
1,735		Wesbanco, Inc.	47,157
1,300		West Bancorp., Inc.	16,250
1,000		West Coast Bancorp	8,720
1,800		WestAmerica Bancorp.	103,050
1,100	[2]	Western Alliance Bancorp	16,291
2,228		Westfield Financial, Inc.	23,060
300		Westwood Holdings Group, Inc.	11,505
1,100		Wilshire Bancorp, Inc.	12,133
2,800		Winthrop Realty Trust	7,168
1,399		Wintrust Financial Corp.	35,814
800		Wonder Auto Technology, Inc.	11,912
1,000	[2]	World Acceptance Corp.	18,480
2,368		Zenith National Insurance Corp.	77,812
1,600	[2]	eHealth, Inc.	20,352
		TOTAL	11,462,549
		Health Care--13.5%
1,040	[2]	AMAG Pharmaceutical, Inc.	31,803
2,093	[2]	AMN Healthcare Services, Inc.	18,816
1,400	[2]	Abaxis, Inc.	21,518
2,000	[2]	Abiomed, Inc.	29,160
1,900	[2]	Acadia Pharmaceuticals, Inc.	3,610
1,900	[2]	Accelrys, Inc.	9,101
2,400	[2]	Accuray, Inc.	15,168
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,200	[2]	Acorda Therapeutics, Inc.	$44,880
400	[2,3]	Acura Pharmaceuticals Inc.	2,300
3,100	[2]	Adolor Corp.	9,765
700	[2]	Affymax, Inc.	9,380
4,500	[2]	Affymetrix, Inc.	16,605
700	[2]	Air Methods Corp.	11,746
3,400	[2]	Akorn, Inc.	10,574
1,494	[2]	Albany Molecular Research, Inc.	18,899
4,806	[2]	Alexion Pharmaceuticals, Inc.	195,845
1,200	[2]	Alexza Pharmaceuticals, Inc.	3,420
3,900	[2]	Align Technology, Inc.	27,027
6,000	[2]	Alkermes, Inc.	59,280
1,500	[2]	Alliance Imaging, Inc.	12,225
3,200	[2]	Allos Therapeutics, Inc.	23,392
3,721	[2]	Allscripts Healthcare Solutions, Inc.	24,187
400	[2]	Almost Family, Inc.	19,264
2,200	[2]	Alnylam Pharmaceuticals, Inc.	50,600
2,645	[2]	Alpharma, Inc., Class A	82,815
1,400	[2]	Alphatec Holdings Inc.	5,502
1,666	[2]	Amedisys, Inc.	93,979
4,600	[2]	American Medical Systems Holdings, Inc.	49,772
3,400	[2]	Amerigroup Corp.	85,000
300	[2]	Amicus Therapeutics, Inc.	3,189
2,000	[2]	Amsurg Corp.	49,880
895		Analogic Corp.	39,523
1,600	[2]	AngioDynamics, Inc.	20,160
2,300	[2]	ArQule, Inc.	6,348
600	[2]	Ardea Biosciences Inc.	6,090
4,700	[2]	Arena Pharmaceuticals, Inc.	17,296
4,402	[2]	Ariad Pharmaceuticals, Inc.	8,760
2,900	[2]	Array BioPharma, Inc.	14,268
1,662	[2]	Arthrocare Corp.	34,536
3,400	[2]	Assisted Living Concepts, Inc., Class A	16,898
1,300	[2]	Athenahealth, Inc.	39,780
100		Atrion Corp.	9,896
2,600	[2]	Auxilium Pharmaceutical, Inc.	51,090
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,500	[2]	BMP Sunstone Corp.	$10,110
1,200	[2]	Bio Rad Laboratories, Inc., Class A	102,456
700	[2]	Bio-Reference Laboratories, Inc.	17,213
700	[2]	BioMimetic Therapeutics, Inc.	5,726
600	[2]	Biodel, Inc.	1,332
1,200	[2]	Bioform Medical, Inc.	2,460
3,352	[2]	Bruker BioSciences Corp.	13,710
1,802	[2]	CONMED Corp.	47,212
3,857	[2]	CV Therapeutics, Inc.	35,986
1,200	[2,3]	Cadence Pharmaceuticals, Inc.	7,836
3,500	[2]	Caliper Technologies Corp.	4,900
1,765	[2]	Cambrex Corp.	7,943
600	[2]	Cantel Medical Corp.	5,760
1,300	[2]	Capital Senior Living Corp.	5,837
600	[2]	Caraco Pharmaceutical Laboratories, Ltd.	6,102
1,100	[2]	Cardiac Science Corp.	10,263
300	[2]	CardioNet, Inc.	7,677
2,100	[2]	Catalyst Health Solutions, Inc.	35,427
5,000	[2]	Celera Corporation	56,550
5,290	[2]	Cell Genesys, Inc.	1,211
1,000		Celldex Therapeutics Inc.	7,750
2,700	[2]	Centene Corp.	50,868
3,600	[2]	Cepheid, Inc.	42,732
1,426		Chemed Corp.	62,445
800	[2]	Chindex International, Inc.	6,704
600		Clinical Data Inc.	6,600
3,300	[2]	Columbia Laboratories, Inc.	5,181
500		Computer Programs & Systems, Inc.	13,845
1,800	[2]	Conceptus, Inc.	29,160
471	[2]	Corvel Corp.	12,632
900	[2]	Cougar Biotechnology Inc.	22,860
1,900	[2]	Cross Country Healthcare, Inc.	21,508
1,900	[2]	Cryolife, Inc.	25,460
3,638	[2]	Cubist Pharmaceuticals, Inc.	92,369
1,398	[2]	Cyberonics, Inc.	17,811
500	[2]	Cynosure, Inc., Class A	4,380
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,400	[2]	Cypress Biosciences, Inc.	$13,056
1,800	[2]	Cytokinetics, Inc.	5,130
1,400	[2]	Cytori Therapeutics, Inc.	5,600
859		Datascope Corp.	43,096
5,900	[2,3]	Dendreon Corp.	29,028
3,400	[2]	DepoMed, Inc.	7,344
1,600	[2]	Dexcom, Inc.	7,232
1,201	[2]	Dionex Corp.	64,650
5,900	[2]	Discovery Laboratories, Inc.	10,797
4,700	[2]	Durect Corp.	19,317
3,300	[2]	Dyax Corp.	11,055
3,394	[2]	Eclipsys Corp.	50,401
500	[2]	Emergency Medical Services Corp., Class A	16,430
900	[2]	Emergent Biosolutions, Inc.	16,209
1,200	[2]	Emeritus Corp.	13,836
600		Ensign Group, Inc.	9,834
1,908	[2]	Enzo Biochem, Inc.	11,009
2,800	[2]	Enzon, Inc.	13,916
4,368	[2]	Ev3, Inc.	28,261
500	[2]	Exactech, Inc.	10,100
6,655	[2]	Exelixis, Inc.	22,893
2,200	[2]	Five Star Quality Care, Inc.	4,312
61,000		Five Star Quality Care, Inc., Rights	0
1,000	[2,3]	GTX, Inc.	14,120
800	[2]	Genomic Health, Inc.	14,744
600	[2]	Genoptix, Inc.	20,064
1,700	[2]	Gentiva Health Services, Inc.	46,155
4,940	[2]	Geron Corp.	19,661
1,400	[2]	Greatbatch Technologies, Inc.	30,450
1,600	[2]	HMS Holdings Corp.	39,632
1,564	[2]	Haemonetics Corp.	92,370
3,900	[2]	Halozyme Therapeutics, Inc.	18,681
1,800	[2]	Hanger Orthopedic Group, Inc.	29,988
1,100	[2,3]	Hansen Medical, Inc.	10,241
5,400	[2]	HealthSouth Corp.	67,716
3,100	[2]	Healthspring, Inc.	51,212
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,300	[2]	Healthways, Inc.	$23,230
8,800	[2]	Human Genome Sciences, Inc.	28,424
1,200	[2]	I-Flow Corp.	6,768
600	[2]	ICU Medical, Inc.	19,218
300	[2]	IPC The Hospitalist Co., Inc.	6,108
1,200	[2]	IRIS International, Inc.	13,380
1,500	[2]	Idenix Pharmaceuticals, Inc.	8,280
1,200	[2]	Idera Pharmaceuticals, Inc.	11,664
4,352	[2]	Immucor, Inc.	115,546
3,200	[2]	Immunogen, Inc.	14,816
3,600	[2]	Immunomedics, Inc.	5,400
4,500	[2]	Incyte Genomics, Inc.	18,675
4,100	[2]	Indevus Pharmaceuticals, Inc.	10,947
2,900	[2]	Inspire Pharmaceuticals, Inc.	10,614
1,200	[2]	Insulet Corp.	6,720
1,100	[2]	Integra Lifesciences Corp.	41,294
2,048	[2]	InterMune, Inc.	30,167
2,063		Invacare Corp.	37,526
5,678	[2]	Isis Pharmaceuticals, Inc.	79,833
2,600	[2]	Javelin Pharmaceuticals, Inc.	3,692
400	[2]	Jazz Pharmaceuticals, Inc.	1,192
2,050	[2]	KV Pharmaceutical Co., Class A	34,850
800	[2]	Kendle International, Inc.	14,456
500	[2]	Kensey Nash Corp.	12,695
1,680	[2]	Kindred Healthcare, Inc.	24,343
900	[2]	LHC Group, Inc.	31,752
600		Landauer, Inc.	32,436
4,800	[2]	Lexicon Pharmaceuticals, Inc.	7,536
500	[2]	Life Sciences Research, Inc.	9,220
5,200	[2]	Ligand Pharmaceuticals, Inc., Class B	10,764
2,439	[2]	Luminex Corp.	45,487
300	[2]	MAP Pharmaceuticals, Inc.	1,248
600	[2]	MWI Veterinary Supply, Inc.	20,778
2,600	[2]	Magellan Health Services, Inc.	96,044
3,300	[2,3]	Mannkind Corp.	12,408
900	[2,3]	Marshall Edwards, Inc.	1,116
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,000	[2]	Martek Biosciences Corp.	$59,660
2,900	[2]	Masimo Corp.	92,771
1,507	[2]	Maxygen, Inc.	6,314
1,000	[2]	MedAssets, Inc.	14,430
1,100	[2]	MedCath Corp.	16,962
8,000	[2]	Medarex, Inc.	56,240
800	[2]	Medical Action Industries, Inc.	9,200
3,400	[2]	Medicines Co.	59,262
3,600		Medicis Pharmaceutical Corp., Class A	51,372
1,600		Medivation, Inc.	30,032
1,976		Mentor Corp.	33,394
2,473		Meridian Bioscience, Inc.	60,786
1,654	[2]	Merit Medical Systems, Inc.	30,268
1,300	[2]	Metabolix, Inc.	12,181
900	[2]	Micrus Endovascular Corp.	10,620
2,600	[2,3]	MiddleBrook Pharmaceuticals, Inc.	3,510
1,300	[2]	Molecular Insight Pharmaceuticals, Inc.	6,500
900	[2]	Molina Healthcare, Inc.	20,043
1,400	[2]	Momenta Pharmaceuticals, Inc.	12,754
2,800	[2]	Myriad Genetics, Inc.	176,652
3,200	[2]	NPS Pharmaceuticals, Inc.	22,400
3,303	[2]	Nabi Biopharmaceuticals	12,948
700	[2]	Nanosphere, Inc.	3,486
500		National Healthcare Corp.	20,505
100		National Research Corp.	2,863
1,800	[2]	Natus Medical, Inc.	27,540
5,800	[2]	Nektar Therapeutics	32,074
900	[2]	Neogen Corp.	26,523
2,400	[2]	Neurocrine Biosciences, Inc.	9,912
1,300	[2]	Nighthawk Radiology Holdings, Inc.	5,967
3,900	[2]	Novavax, Inc.	8,775
1,601	[2]	Noven Pharmaceuticals, Inc.	18,011
2,200	[2]	NuVasive, Inc.	103,598
1,200	[2]	NxStage Medical, Inc.	4,872
3,600	[2]	OSI Pharmaceuticals, Inc.	136,620
1,200	[2]	Obagi Medical Products, Inc.	9,984
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,075	[2]	Odyssey Healthcare, Inc.	$19,899
2,100	[2]	Omnicell, Inc.	23,058
900	[2]	Omrix Biopharmaceuticals, Inc.	15,597
3,470	[2]	Onyx Pharmaceuticals, Inc.	93,621
2,600	[2,3]	Opko Health, Inc.	3,978
1,700	[2]	Optimer Pharmaceuticals, Inc.	7,055
3,000	[2]	OraSure Technologies, Inc.	13,830
1,400	[2]	Orexigen Therapeutics, Inc.	6,650
1,100	[2]	Orthofix International NV	14,905
4,700	[2]	Orthovita, Inc.	12,878
800	[2,3]	Osiris Therapeutics, Inc.	12,136
2,526		Owens & Minor, Inc.	109,300
7,600	[2]	PDL BioPharma, Inc.	74,100
3,761	[2]	PSS World Medical, Inc.	68,225
2,200	[2]	Pain Therapeutics, Inc.	20,108
1,200	[2]	Palomar Medical Technologies, Inc.	13,728
2,100	[2]	Par Pharmaceutical Cos., Inc.	21,000
3,610	[2]	Parexel International Corp.	37,544
1,988	[2]	PharMerica Corp.	40,814
1,200	[2]	PharmaNet Development Group, Inc.	1,920
1,000	[2]	Pharmasset, Inc.	17,880
2,700	[2]	Phase Forward, Inc.	38,529
1,500	[2]	Pozen, Inc.	9,255
1,700	[2]	Progenics Pharmaceuticals, Inc.	17,017
640	[2]	Protalix Biotherapeutics, Inc.	1,088
700	[2]	Providence Service Corp.	840
3,500	[2]	Psychiatric Solutions, Inc.	116,515
3,200	[2]	Questcor Pharmaceuticals, Inc.	24,768
1,700	[2]	Quidel Corp.	26,877
3,500	[2]	RTI Biologics, Inc.	10,675
1,500	[2]	Radnet, Inc.	5,160
3,812	[2]	Regeneron Pharmaceuticals, Inc.	73,572
1,099	[2]	RehabCare Group, Inc.	18,826
2,200	[2]	Repligen Corp.	8,822
1,600	[2]	Res-Care, Inc.	24,656
1,600	[2]	Rexahn Pharmaceuticals, Inc.	1,760
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,356	[2]	Rigel Pharmaceuticals, Inc.	$20,521
3,050	[2]	Salix Pharmaceuticals Ltd.	28,060
2,400	[2]	Sangamo BioSciences, Inc.	18,744
3,448	[2]	Savient Pharmaceuticals, Inc.	16,412
3,700	[2]	Seattle Genetics, Inc.	38,036
3,500	[2]	Sequenom, Inc.	63,000
1,100	[2]	Sirona Dental Systems, Inc.	17,567
1,100	[2]	Skilled Healthcare Group, Inc., Class A	13,508
800	[2]	Somanetics Corp.	15,000
1,087	[2]	SonoSight, Inc.	22,903
2,000	[2]	Spectranetics Corp.	6,000
1,600	[2]	Stereotaxis, Inc.	6,448
3,700		Steris Corp.	125,948
700	[2]	Sucampo Pharmaceuticals, Inc., Class A	5,761
2,700	[2]	Sun Healthcare Group, Inc.	30,996
2,876	[2]	Sunrise Senior Living, Inc.	8,686
932	[2]	SurModics, Inc.	24,698
2,200	[2]	Symmetry Medical, Inc.	28,424
900	[2]	Synovis Life Technologies, Inc.	15,741
1,200	[2]	Synta Pharmaceuticals Corp.	8,496
1,000	[2]	Synthesis Energy Systems, Inc.	5,920
3,400	[2]	Theravance, Inc.	23,052
3,430	[2]	Thoratec Laboratories Corp.	84,447
2,800	[2]	TomoTherapy, Inc.	9,100
900	[2]	Trans1, Inc.	5,724
700	[2]	Triple-S Management Corp., Class B	7,147
800	[2]	U.S. Physical Therapy, Inc.	11,104
1,373	[2]	United Therapeutics Corp.	119,767
2,700	[2]	Universal American Financial Corp.	23,895
4,500	[2,3]	Valeant Pharmaceuticals International	84,465
1,760	[2]	Varian, Inc.	64,856
4,400	[2]	ViroPharma, Inc.	55,176
300	[2,3]	Virtual Radiologic Corp.	2,610
1,300	[2,3]	Vision-Sciences, Inc.	4,095
1,000	[2]	Vital Images, Inc.	13,050
4,100	[2]	Vivus, Inc.	24,969
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
900	[2]	Vnus Medical Technologies, Inc.	$13,887
2,900	[2]	Volcano Corp.	45,095
1,984		West Pharmaceutical Services, Inc.	79,201
2,300	[2]	Wright Medical Group, Inc.	53,314
8,400	[2]	XOMA Ltd.	10,500
1,600	[2]	Xenoport, Inc.	66,576
1,388	[2]	Zoll Medical Corp.	33,423
2,300	[2]	Zymogenetics, Inc.	7,360
2,825	[2]	eResearch Technology, Inc.	18,250
2,100	[2]	inVentiv Health, Inc.	19,887
		TOTAL	7,445,964
		Industrials--15.2%
1,100	[2]	3D Systems Corp.	11,957
2,567	[2]	AAR Corp.	41,046
2,804		ABM Industries, Inc.	45,789
600	[2]	AMERCO	27,156
100	[2]	AMREP Corp.	3,011
1,331	[2]	ATC Technology Corp.	29,189
700	[2]	AZZ, Inc.	20,426
850		Aaon, Inc.	14,017
3,200	[2]	Acco Brands Corp.	9,024
2,500	[2]	Accuride Corp.	800
1,700		Aceto Corp.	14,195
3,500		Actuant Corp.	62,755
2,477		Acuity Brands, Inc.	86,596
1,326		Administaff, Inc.	26,507
2,800	[2,3]	Advanced Battery Technologies Inc.	7,980
1,100	[2]	Advisory Board Co.	27,115
700	[2]	Aerovironment, Inc.	25,144
6,794	[2]	AirTran Holdings, Inc.	27,787
3,100		Aircastle Ltd.	21,545
1,500	[2,3]	Akeena Solar Inc.	4,215
500		Alamo Group, Inc.	6,290
2,251	[2]	Alaska Air Group, Inc.	55,600
1,856		Albany International Corp., Class A	27,023
900	[2]	Allegiant Travel Co.	35,847
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,800	[2]	Altra Holdings, Inc.	$16,092
2,400	[2]	American Commercial Lines, Inc.	17,832
1,000		American Ecology, Inc.	17,540
600		American Railcar Industries, Inc.	6,672
2,300	[2]	American Reprographics Co.	24,472
600		American Science & Engineering, Inc.	37,740
2,600	[2,3]	American Superconductor Corp.	32,526
700		American Woodmark Corp.	12,978
600		Ameron, Inc.	28,200
600		Ampco-Pittsburgh Corp.	14,184
1,800		Apogee Enterprises, Inc.	17,748
2,683		Applied Industrial Technologies, Inc.	54,170
900		Applied Signal Technology, Inc.	16,128
800	[2]	Argon ST, Inc.	16,688
1,384		Arkansas Best Corp.	40,399
600	[2]	Ascent Solar Technologies Inc.	3,120
1,161	[2]	Astec Industries, Inc.	29,513
800	[2]	Atlas Air Worldwide Holdings, Inc.	15,456
500	[2]	Axsys Technologies, Inc.	33,015
900		Badger Meter, Inc.	22,680
500	[2]	Baker Michael Corp.	11,915
2,876		Baldor Electric Co.	50,503
2,956		Barnes Group, Inc.	42,892
6,300	[2,3]	Beacon Power Corp.	5,733
2,800	[2]	Beacon Roofing Supply, Inc.	38,304
2,772		Belden, Inc.	57,768
2,400	[2]	Blount International, Inc.	20,856
1,655		Bowne & Co., Inc.	12,892
3,174		Brady (W.H.) Co.	98,394
3,000		Briggs & Stratton Corp.	47,280
900	[2]	Builders Firstsource, Inc.	3,420
400	[2]	CAI International, Inc.	3,168
2,859	[2]	CBIZ, Inc.	23,158
851		CDI Corp.	11,063
1,000		CIRCOR International, Inc.	30,650
3,218		CLARCOR, Inc.	113,885
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
900	[2]	COMSYS IT Partners, Inc.	$5,472
700	[2]	CRA International, Inc.	18,942
9,500	[2,3]	Capstone Turbine Corp.	12,825
600		Cascade Corp.	19,806
1,409	[2]	Casella Waste Systems, Inc.	7,101
1,400	[2]	Celadon Group, Inc.	14,966
3,200	[2]	Cenveo, Inc.	15,456
1,700	[2]	Ceradyne, Inc.	39,950
1,800	[2]	Chart Industries, Inc.	24,516
1,300	[2]	China Architectural Engineering, Inc.	5,122
2,200	[2]	China BAK Battery, Inc.	5,676
600	[2]	China Direct Inc.	1,518
800	[2,3]	China Fire & Security Group, Inc.	6,880
1,200	[2]	Clean Harbors, Inc.	78,684
1,245	[2]	CoStar Group, Inc.	44,845
500	[2]	Coleman Cable, Inc.	3,480
1,400	[2]	Colfax Corp.	11,928
1,200	[2]	Columbus McKinnon Corp.	16,848
2,500		Comfort Systems USA, Inc.	23,325
1,250	[2]	Commercial Vehicle Group, Inc.	1,663
700	[2]	Consolidated Graphics, Inc.	9,107
600	[2]	Cornell Corrections, Inc.	13,662
650		Courier Corp.	11,317
900		Cubic Corp.	20,025
2,764		Curtiss Wright Corp.	101,992
600	[2]	DXP Enterprises, Inc.	8,376
3,300		Deluxe Corp.	40,128
1,400	[2]	Dollar Thrifty Automotive Group	2,268
700		Ducommun, Inc.	14,133
600	[2]	Duff & Phelps Corp.	11,400
2,500	[2]	Dycom Industries, Inc.	22,200
600	[2]	Dynamex, Inc.	14,646
800		Dynamic Materials Corp.	15,200
1,500	[2]	Dyncorp International, Inc., Class A	19,830
1,666	[2]	ESCO Technologies, Inc.	57,477
3,000		Eagle Bulk Shipping, Inc.	29,910
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
4,312	[2]	Emcor Group, Inc.	$76,624
1,300	[2]	EnPro Industries, Inc.	28,873
1,250		Encore Wire Corp.	23,963
2,200	[2,3]	Ener1, Inc.	17,226
700	[2]	EnerNOC, Inc.	4,620
1,800	[2]	EnerSys, Inc.	23,796
2,775	[2]	Energy Conversion Devices, Inc.	94,739
700	[2]	Energy Recovery Inc.	4,060
2,100		Energysolutions, Inc.	9,471
1,500		Ennis Business Forms, Inc.	17,655
1,851	[2]	Esterline Technologies Corp.	66,729
8,700	[2,3]	Evergreen Solar, Inc.	32,973
900	[2]	Exponent, Inc.	26,487
3,013		Federal Signal Corp.	25,641
700	[2]	First Advantage Corp., Class A	7,651
900	[2]	Flanders Corp.	5,580
2,200	[2]	Flow International Corp.	8,448
4,300	[2,3]	Force Protection, Inc.	11,997
1,851		Forward Air Corp.	48,441
1,440		Franklin Electronics, Inc.	60,710
700		Freightcar America, Inc.	18,277
1,100	[2,3]	Fuel Tech, Inc.	12,925
4,340	[2]	Fuelcell Energy, Inc.	20,745
2,200	[2]	Furmanite Corp.	17,600
1,000	[2]	Fushi Copperweld, Inc.	4,450
1,255		G & K Services, Inc., Class A	28,350
1,600	[2]	GT Solar International, Inc.	7,376
3,590	[2]	GenCorp, Inc.	17,591
1,500		Genco Shipping & Trading Ltd.	31,275
1,825	[2]	Genesee & Wyoming, Inc., Class A	60,864
3,300	[2]	Geo Group, Inc.	58,278
1,000	[2]	GeoEye, Inc.	21,640
1,818		Gibraltar Industries, Inc.	24,089
893		Gorman Rupp Co.	28,085
7,418	[2]	GrafTech International Ltd.	60,160
500		Graham Corp.	10,500
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,066		Granite Construction, Inc.	$73,694
2,400	[2]	Great Lakes Dredge & Dock Corp.	10,752
1,000		Greenbrier Cos., Inc.	8,250
2,889	[2]	Griffon Corp.	24,383
1,000	[2]	H&E Equipment Services, Inc.	5,700
2,900		HNI Corp.	53,128
300	[2,3]	Harbin Electric, Inc.	2,457
2,700	[2]	Hawaiian Holdings, Inc.	18,900
2,675		Healthcare Services Group, Inc.	44,298
3,500		Heartland Express, Inc.	53,690
1,358		Heico Corp.	52,242
1,122		Heidrick & Struggles International, Inc.	27,074
900	[2]	Herley Industries, Inc.	11,970
6,069	[2]	Hexcel Corp.	80,111
1,400	[2]	Hill International, Inc.	8,792
1,900		Horizon Lines, Inc., Class A	8,911
1,200		Houston Wire & Cable Co.	13,824
2,300	[2]	Hub Group, Inc.	72,335
1,500	[2]	Hudson Highland Group, Inc.	7,860
300	[2]	Hurco Co., Inc.	6,750
1,300	[2]	Huron Consulting Group, Inc.	70,681
500	[2]	ICF International, Inc.	9,290
500	[2]	ICT Group, Inc.	2,635
1,548	[2]	II-VI, Inc.	43,483
5,100		Ikon Office Solutions, Inc.	87,873
2,100	[2,3]	Innerworkings, Inc.	14,595
1,792	[2]	Insituform Technologies, Inc., Class A	24,067
1,100		Insteel Industries, Inc.	11,286
600	[2]	Integrated Electrical Services, Inc.	7,338
3,405		Interface, Inc.	24,005
2,100	[2]	Interline Brands, Inc.	22,344
400	[2]	International Shipholding Corp.	9,836
10,900	[2]	Jet Blue Airways Corp.	60,495
100	[2]	K-Tron International, Inc.	9,399
1,900	[2]	KForce Com, Inc.	14,953
828	[2]	Kadant, Inc.	13,612
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,641		Kaman Corp., Class A	$41,895
1,668		Kaydon Corp.	55,728
1,720		Kelly Services, Inc., Class A	24,493
400	[2]	Key Technology, Inc.	6,476
2,196		Kimball International, Inc., Class B	16,360
3,572		Knight Transportation, Inc.	56,795
3,000		Knoll, Inc.	43,380
2,808	[2]	Korn/Ferry International	39,003
700	[2]	L.B. Foster Co.	19,250
1,600	[2]	LECG Corp.	7,680
600	[2]	LMI Aerospace, Inc.	9,162
1,075		LSI Industries, Inc.	8,439
700	[2]	La Barge, Inc.	9,625
800	[2]	Ladish Co., Inc.	13,624
378		Lawson Products, Inc.	11,264
1,200	[2]	Layne Christensen Co.	31,536
772		Lindsay Manufacturing Co.	36,732
1,100	[2]	Lydall, Inc.	7,315
800	[2]	M&F Worldwide Corp.	18,440
2,687	[2]	MOOG, Inc., Class A	94,367
5,858	[2]	MPS Group, Inc.	45,634
900	[2]	Marten Transport Ltd.	16,542
2,500	[2]	Mastec, Inc.	21,800
1,412		McGrath Rentcorp.	32,109
1,499	[2]	Medis Technologies Ltd.	1,829
1,100		Met-Pro Corp.	12,848
1,600	[2]	Metalico, Inc.	5,120
4,100	[2]	Microvision, Inc.	7,093
1,100	[2,3]	Middleby Corp.	44,429
3,500		Miller Herman, Inc.	77,000
1,976		Mine Safety Appliances Co.	53,352
2,152	[2]	Mobile Mini, Inc.	36,154
2,381		Mueller Industries, Inc.	54,453
7,420		Mueller Water Products, Inc.	51,940
550		Multi-Color Corp.	10,835
314		NACCO Industries, Inc., Class A	19,346
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,227	[2]	NCI Building System, Inc.	$22,834
800		NN, Inc.	5,768
3,139	[2]	Navigant Consulting, Inc.	50,758
2,086		Nordson Corp.	77,036
3,000	[2]	Odyssey Marine Exploration, Inc.	11,340
1,775	[2]	Old Dominion Freight Lines, Inc.	53,854
200	[2]	Omega Flex, Inc.	4,278
2,100	[2]	On Assignment, Inc.	13,650
3,662	[2]	Orbital Sciences Corp.	75,034
400	[2]	Orion Energy Systems, Inc.	1,776
1,400	[2]	Orion Marine Group, Inc.	7,252
2,071		Otter Tail Corp.	48,627
800	[2]	PMFG Inc.	8,688
1,100	[2]	PRG-Schultz International, Inc.	4,664
2,200		Pacer International, Inc.	24,838
500	[2]	Park-Ohio Holdings Corp.	3,795
100	[2]	Patriot Transportation Holding, Inc.	7,000
1,300	[2]	PeopleSupport, Inc.	15,925
3,100	[2]	Perini Corp.	58,962
1,100	[2]	Pike Electric Corp.	9,625
5,600	[2]	Plug Power, Inc.	5,488
900	[2]	Polypore International, Inc.	7,677
500	[2]	Powell Industries, Inc.	9,255
4,700	[2,3]	Power-One, Inc.	5,217
1,200	[2]	PowerSecure International Inc.	4,620
100		Preformed Line Products Co.	4,000
200	[2]	Protection One, Inc.	1,470
2,355		Quanex Building Products Corp.	21,572
1,400	[2]	RBC Bearings, Inc.	33,222
3,100	[2]	RSC Holdings, Inc.	22,754
1,000		Raven Industries, Inc.	32,190
1,998		Regal Beloit Corp.	65,055
2,100	[2]	Republic Airways Holdings, Inc.	31,395
2,900	[2]	Resources Connection, Inc.	50,286
1,794		Robbins & Myers, Inc.	36,598
2,635		Rollins, Inc.	46,297
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,150	[2]	Rush Enterprises, Inc.	$20,146
801	[2]	Saia, Inc.	8,499
676		Sauer-Danfoss, Inc.	6,929
900		Schawk, Inc.	11,817
1,260	[2]	School Specialty, Inc.	26,460
23		Seaboard Corp.	30,820
2,308		Simpson Manufacturing Co., Inc.	53,176
3,700		SkyWest, Inc.	57,017
1,304		Smith (A.O.) Corp.	41,141
3,465	[2]	Spherion Corp.	11,019
500	[2]	Standard Parking Corp.	10,480
1,030		Standard Register	8,374
877		Standex International Corp.	22,635
500	[2]	Stanley, Inc.	17,130
800	[2]	Sterling Construction Co., Inc.	10,568
650		Sun Hydraulics Corp.	13,611
2,100	[2]	Sykes Enterprises, Inc.	33,516
900		TAL International Group, Inc.	14,904
600	[2]	TBS International Ltd., Class A	5,136
1,500	[2]	Taleo Corp., Class A	20,700
4,000	[2]	Taser International, Inc.	20,040
1,200	[2]	Team, Inc.	33,324
1,026	[2]	Tecumseh Products Co., Class A	19,002
2,252	[2]	Teledyne Technologies, Inc.	102,624
1,022		Tennant Co.	25,642
3,687	[2]	Tetra Tech, Inc.	81,077
600		Textainer Group Holdings Ltd.	6,618
900	[2]	Thermadyne Holdings Corp.	8,109
2,125		Titan International, Inc.	24,565
400	[2]	Titan Machinery, Inc.	4,952
2,100	[2]	TransDigm Group, Inc.	63,294
1,521		Tredegar Industries, Inc.	22,389
929	[2,3]	Trex Co., Inc.	15,152
700	[2]	TriMas Corp.	2,765
1,110		Triumph Group, Inc.	48,685
2,770	[2]	TrueBlue, Inc.	23,074
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,200	[2]	TurboChef Technologies, Inc.	$6,036
500		Twin Disc, Inc.	3,875
7,700	[2,3]	UAL Corp.	112,112
7,000	[2]	US Airways Group, Inc.	70,980
900	[2]	Ultralife Batteries, Inc.	7,821
1,500	[2]	Ultrapetrol Bahamas Ltd.	6,210
100	[2]	United Capital Corp.	2,225
1,393	[2]	United Stationers, Inc.	52,084
1,038		Universal Forest Products, Inc.	24,549
400	[2]	Universal Truckload Services, Inc.	6,112
300		VSE Corporation	9,837
3,000	[2]	Valence Technology, Inc.	6,900
1,300		Viad Corp.	28,405
1,166		Vicor Corp.	8,150
761	[2]	Volt Information Science, Inc.	5,822
1,972		Wabash National Corp.	11,911
3,035		Wabtec Corp.	120,672
4,879	[2]	Waste Connections, Inc.	165,154
1,166	[2]	Waste Services, Inc.	6,973
1,448		Watsco, Inc.	59,498
2,640		Watson Wyatt & Co. Holdings	112,121
1,747		Watts Industries, Inc., Class A	46,173
2,500		Werner Enterprises, Inc.	49,050
3,688		Woodward Governor Co.	118,385
1,100	[2]	Xerium Technologies, Inc.	4,279
3,700	[2,3]	YRC Worldwide, Inc.	16,946
		TOTAL	8,352,142
		Information Technology--15.2%
25,700	[2]	3Com Corp.	70,161
1,700	[2]	3Par, Inc.	10,846
2,141	[2]	ACI Worldwide, Inc.	29,332
2,070	[2]	ATMI, Inc.	25,171
1,600	[2]	Acme Packet, Inc.	7,584
1,551	[2]	Actel Corp.	18,752
3,700	[2]	Actuate Software Corp.	10,508
3,800		Acxiom Corp.	29,868
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
7,400	[2]	Adaptec, Inc.	$23,754
3,400		Adtran, Inc.	51,680
3,100	[2]	Advanced Analogic Technologies, Inc.	9,331
2,169	[2]	Advanced Energy Industries, Inc.	23,143
1,100	[2]	Advent Software, Inc.	20,614
1,479		Agilysys, Inc.	5,946
1,400	[2]	Airvana, Inc.	6,146
1,600		American Software, Inc., Class A	7,280
6,800	[2]	Amkor Technology, Inc.	27,608
4,000	[2]	Anadigics, Inc.	7,040
880	[2]	Anaren Microwave, Inc.	10,956
1,830	[2]	Anixter International, Inc.	61,506
4,125	[2]	Applied Micro Circuits Corp.	21,079
200	[2]	ArcSight, Inc.	1,182
5,479	[2]	Ariba, Inc.	58,625
7,926	[2]	Arris Group, Inc.	54,769
8,100	[2]	Art Technology Group, Inc.	15,795
2,000	[2]	Asiainfo Holdings, Inc.	21,980
3,148	[2]	Asyst Technologies, Inc.	1,983
3,800	[2]	Atheros Communications	68,286
1,700	[2]	Authentec, Inc.	3,196
786	[2]	Avanex Corp.	2,437
2,000	[2]	Avid Technology, Inc.	29,660
2,760	[2]	Avocent Corp.	41,455
6,500	[2]	Axcelis Technologies, Inc.	2,860
800	[2]	Bankrate, Inc.	26,328
13,200	[2]	BearingPoint, Inc.	2,771
700		Bel Fuse, Inc.	15,190
4,192	[2]	Benchmark Electronics, Inc.	50,262
500	[2]	Bidz.com, Inc.	3,375
2,300	[2]	Bigband Networks, Inc.	8,510
1,122		Black Box Corp.	34,120
2,785		Blackbaud, Inc.	42,332
2,000	[2]	Blackboard, Inc.	48,960
2,100	[2]	Blue Coat Systems, Inc.	28,350
7,000	[2]	Bookham, Inc.	3,780
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,300	[2]	Bottomline Technologies, Inc.	$10,244
3,110	[2]	Brightpoint, Inc.	17,914
4,032	[2]	Brooks Automation, Inc.	27,619
1,900	[2]	CACI International, Inc., Class A	78,242
400	[2]	CPI International, Inc.	3,944
2,100	[2]	CSG Systems International, Inc.	34,923
2,150		CTS Corp.	15,029
1,400	[2]	Cabot Microelectronics Corp.	40,222
2,100	[2]	Callidus Software, Inc.	7,098
365		Cass Information Systems, Inc.	12,684
1,900	[2]	Cavium Networks, Inc.	24,206
1,400	[2]	Ceva, Inc.	11,900
2,532	[2]	Checkpoint Systems, Inc.	31,929
1,300	[2]	China Information Security Technology Inc.	5,161
1,600	[2,3]	China Security & Surveillance Technology, Inc.	16,752
1,860	[2]	Chordiant Software, Inc.	6,175
3,380	[2]	Ciber, Inc.	18,252
4,300	[2]	Cirrus Logic, Inc.	24,682
2,600	[2]	Cogent, Inc.	23,764
2,600		Cognex Corp.	41,652
1,500	[2]	Coherent, Inc.	37,950
1,421		Cohu, Inc.	20,093
2,800	[2]	Commvault Systems, Inc.	29,960
1,000	[2]	Compellent Technologies, Inc.	10,900
1,575	[2]	Comtech Telecommunications Corp.	76,262
1,500	[2]	Comverge, Inc.	6,810
2,700	[2]	Concur Technologies, Inc.	68,121
1,200	[2]	Constant Contact, Inc.	14,412
1,900	[2]	Cray, Inc.	5,966
4,322	[2]	Cybersource Corp.	52,512
4	[2]	CycleLogic, Inc.	0
1,800	[2]	Cymer, Inc.	44,046
1,000	[2]	DG Fastchannel, Inc.	17,710
1,518	[2]	DSP Group, Inc.	9,563
1,100	[2]	DTS, Inc.	22,715
2,100		Daktronics, Inc.	20,916
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,000	[2]	Data Domain, Inc.	$36,920
2,800	[2]	DealerTrack Holdings, Inc.	30,044
500	[2]	Deltek, Inc.	2,605
1,400	[2]	DemandTec, Inc.	10,094
900	[2]	Dice Holdings, Inc.	3,654
1,500	[2]	Digi International, Inc.	15,360
342	[2]	Digimarc Corp.	3,420
2,300	[2]	Digital River, Inc.	56,994
1,812	[2]	Diodes, Inc.	17,903
1,400	[2]	DivX, Inc.	9,772
1,200	[2]	Double-Take Software, Inc.	8,880
4,800	[2,3]	EMCORE Corp.	17,088
1,000	[2]	EMS Technologies, Inc.	20,900
2,350	[2]	EPIQ Systems, Inc.	31,937
700	[2]	Eagle Test Systems, Inc.	10,598
7,000	[2]	EarthLink Network, Inc.	48,300
300	[2]	Ebix, Inc.	7,629
1,900	[2]	Echelon Corp.	15,447
1,479		Electro Rent Corp.	17,733
1,739	[2]	Electro Scientific Industries, Inc.	14,555
3,400	[2]	Electronics for Imaging, Inc.	36,040
5,200	[2,3]	Elixir Gaming Technologies Inc.	728
5,100	[2]	Emulex Corp.	48,450
6,926	[2]	Entegris, Inc.	18,631
200	[2]	Entropic Communications, Inc.	212
4,200	[2]	Entrust Technologies, Inc.	5,880
3,700	[2]	Epicor Software Corp.	26,085
3,050	[2]	Euronet Worldwide, Inc.	36,356
2,444	[2]	Exar Corp.	16,326
1,000	[2]	Exlservice Holding, Inc.	7,300
6,200	[2]	Extreme Networks, Inc.	11,408
2,331	[2]	FEI Co.	48,974
3,000		Fair Isaac & Co., Inc.	46,770
2,573	[2]	FalconStor Software, Inc.	7,745
1,000	[2]	Faro Technologies, Inc.	15,170
26,135	[2,3]	Finisar Corp.	15,942
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
3,200	[2]	FormFactor, Inc.	$55,744
941	[2]	Forrester Research, Inc.	26,395
9,200	[2]	Foundry Networks, Inc.	136,620
1,600	[2]	GSI Commerce, Inc.	16,560
3,841	[2]	Gartner Group, Inc., Class A	70,674
1,300	[2]	Gerber Scientific, Inc.	6,214
1,500		Gevity HR, Inc.	5,115
2,500	[2]	Global Cash Access LLC	7,050
1,400	[2]	Globecomm Systems Inc.	11,032
700	[2]	Guidance Software, Inc.	1,995
1,500	[2]	HSW International, Inc.	1,380
2,800	[2]	Hackett Group, Inc.	8,344
6,100	[2]	Harmonic Lightwaves, Inc.	43,371
1,500	[2]	Harris Stratex Networks, Inc., Class A	9,945
1,500		Heartland Payment Systems, Inc.	26,115
4,600		Henry Jack & Associates, Inc.	87,446
1,200	[2]	Hittite Microwave Corp.	39,324
400	[2]	Hughes Communications, Inc.	6,500
1,560	[2]	Hutchinson Technology, Inc.	10,670
3,400	[2]	Hypercom Corp.	6,630
1,000	[2]	I2 Technologies, Inc.	14,250
800	[2]	ICX Technologies, Inc.	6,544
1,300	[2]	IGATE Capital Corp.	8,827
1,200	[2]	IPG Photonics Corp.	17,040
1,544	[2]	IXYS Corp.	12,259
1,700		Imation Corp.	20,944
1,800	[2]	Immersion Corp.	9,324
5,800	[2]	Infinera Corp.	45,124
1,924		InfoGroup Inc.	8,581
2,200	[2]	InfoSpace.com, Inc.	18,854
5,400	[2]	Informatica Corp.	75,870
2,996	[2]	Insight Enterprises, Inc.	29,151
1,000	[2]	Integral Systems, Inc.	24,570
2,900	[2]	InterDigital, Inc.	63,162
800	[2]	Interactive Intelligence, Inc.	5,880
3,883	[2]	Intermec, Inc.	50,363
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
3,150	[2]	Internap Network Services Corp.	$9,009
1,600	[2]	Internet Brands, Inc.	10,384
2,300	[2]	Internet Capital Group, Inc.	13,156
2,925	[2]	Interwoven, Inc.	36,884
1,400	[2]	Intevac, Inc.	10,892
1,800	[2]	Isilon Systems, Inc.	6,156
2,600	[2]	Ixia	17,316
1,593	[2]	JDA Software Group, Inc.	22,748
5,300	[2]	Kemet Corp.	3,127
1,400	[2]	Kenexa Corp.	12,474
800	[2]	Keynote Systems, Inc.	7,840
4,200	[2]	Kopin Corp.	9,744
3,394	[2]	Kulicke & Soffa Industries	9,978
4,149	[2]	L-1 Identity Solutions, Inc.	34,022
8,331	[2]	LTX-Credence Corp.	5,165
79	[2]	Lantronix, Inc., Warrants	6
7,100	[2]	Lattice Semiconductor Corp.	13,348
7,700	[2]	Lawson Software, Inc.	40,964
1,200	[2]	Limelight Networks, Inc.	2,856
1,000	[2]	Liquidity Services, Inc.	8,400
1,364	[2]	Littelfuse, Inc.	25,452
1,900	[2]	LoopNet, Inc.	14,383
700	[2]	Loral Space & Communications Ltd.	8,050
5,152	[2]	MICROS Systems Corp.	87,739
2,700	[2]	MIPS Technologies, Inc.	7,533
3,100	[2]	MKS Instruments, Inc.	57,505
9,590	[2]	MRV Communications, Inc.	7,096
2,800	[2]	MSC Software Corp.	24,080
1,100		MTS Systems Corp.	35,728
5,325	[2]	Macrovision Solutions Corp.	59,001
2,600	[2]	Magma Design Automation	6,786
1,300	[2]	ManTech International Corp., Class A	70,122
1,412	[2]	Manhattan Associates, Inc.	23,736
1,500		Marchex, Inc., Class B	11,520
86	[2]	Mastech Holdings Inc.	133
3,071	[2]	Mattson Technology, Inc.	8,046
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,079		Maximus, Inc.	$34,463
1,300	[2]	Maxwell Technologies, Inc.	11,791
900	[2]	Measurement Specialties, Inc.	9,612
5,700	[2]	Mentor Graphics Corp.	41,838
1,600	[2]	Mercadolibre, Inc.	21,872
1,447	[2]	Mercury Computer Systems, Inc.	10,389
2,386		Methode Electronics, Inc., Class A	18,110
3,100		Micrel, Inc.	22,785
537	[2]	MicroStrategy, Inc., Class A	21,142
4,908	[2]	Microsemi Corp.	106,700
3,300	[2]	Microtune, Inc.	8,250
1,389	[2]	Midway Games, Inc.	1,125
3,100	[2]	Moduslink Global Solutions Inc.	17,236
1,700	[2]	Monolithic Power Systems	28,883
1,100	[2]	Monotype Imaging Holdings, Inc.	7,491
8,100	[2]	Move, Inc.	13,608
500	[2]	Multi-Fineline Electronix, Inc.	5,840
500	[2]	NCI, Inc.	11,900
2,300	[2]	NIC, Inc.	12,351
300	[2]	NVE Corp.	8,475
2,600	[2]	Ness Technologies, Inc.	19,214
2,800	[2]	Net 1 UEPS Technologies, Inc.	39,200
1,000	[2]	NetLogic Microsystems, Inc.	21,120
1,800	[2]	NetScout Systems, Inc.	17,316
400	[2]	NetSuite, Inc.	3,948
2,400	[2]	Netezza Corp.	23,280
2,100	[2]	Netgear, Inc.	23,205
1,000	[2]	Neutral Tandem, Inc.	17,420
2,400	[2]	Newport Corp.	17,256
3,300	[2,3]	Nextwave Wireless, Inc.	924
1,900	[2]	Novatel Wireless, Inc.	9,899
1,000	[2]	OPNET Technologies, Inc.	12,630
900	[2]	OSI Systems, Inc.	10,350
3,884	[2]	Omniture, Inc.	44,666
3,000	[2]	Omnivision Technologies, Inc.	24,270
1,800	[2]	Online Resources Corp.	6,300
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,000	[2]	OpNext, Inc.	$4,000
4,400	[2]	OpenTV Corp.	5,852
1,285	[2]	Oplink Communications, Inc.	10,434
1,700	[2]	Orbcomm, Inc.	5,100
400	[2]	PC Connections, Inc.	2,416
800	[2]	PC Mall, Inc.	3,584
1,400	[2]	PC-Tel, Inc.	8,218
1,700	[2]	PLX Technology, Inc.	5,848
13,700	[2]	PMC-Sierra, Inc.	64,116
900	[2]	PROS Holdings, Inc.	4,833
6,978	[2]	Palm, Inc.	27,842
7,020	[2]	Parametric Technology Corp.	91,190
1,292		Park Electrochemical Corp.	27,933
1,500	[2]	Parkervision, Inc.	7,515
800		Pegasystems, Inc.	10,464
1,900	[2]	Perficient, Inc.	10,431
1,584	[2]	Pericom Semiconductor Corp.	12,355
5,400	[2]	Perot Systems Corp.	77,706
1,800	[2]	Phoenix Technology Ltd.	7,956
2,524	[2]	Photronics, Inc.	1,742
3,100		Plantronics, Inc.	44,764
2,558	[2]	Plexus Corp.	47,732
5,400	[2]	Polycom, Inc.	113,454
1,900	[2]	Power Integrations, Inc.	39,881
8,300	[2]	Powerwave Technologies, Inc.	7,885
2,000	[2]	Presstek, Inc.	8,360
2,614	[2]	Progress Software Corp.	59,965
700		QAD, Inc.	3,570
1,100		Quality Systems, Inc.	42,339
11,800	[2]	Quantum Corp. - DLT & Storage Systems	3,422
4,500	[2]	Quest Software, Inc.	59,625
16,582	[2]	RF Micro Devices, Inc.	32,998
1,900	[2]	Rackable Systems, Inc.	13,547
800	[2]	Rackspace Hosting Inc.	4,552
1,449	[2]	RadiSys Corp.	9,230
1,600	[2]	Radiant Systems, Inc.	8,432
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
5,800	[2]	RealNetworks, Inc.	$24,824
579		Renaissance Learning, Inc.	7,898
1,700	[2]	RightNow Technologies, Inc.	11,186
600	[2]	Rimage Corp.	8,844
3,400	[2]	Riverbed Technology, Inc.	42,602
1,900	[2]	Rofin-Sinar Technologies, Inc.	42,351
1,216	[2]	Rogers Corp.	36,602
900	[2]	Rubicon Technology, Inc.	4,788
1,858	[2]	Rudolph Technologies, Inc.	6,224
3,100	[2]	S1 Corp.	19,437
2,440	[2]	SAVVIS, Inc.	20,984
800	[2]	SI International, Inc.	23,040
1,116	[2]	SPSS, Inc.	26,070
2,700	[2]	SRA International, Inc.	49,896
1,600	[2]	STEC, Inc.	8,800
6,900	[2]	Safeguard Scientifics, Inc.	5,382
34,400	[2]	Sanmina-SCI Corp.	25,800
5,700	[2]	Sapient Corp.	31,293
1,700	[2]	ScanSource, Inc.	33,728
1,800	[2]	SeaChange International, Inc.	13,752
3,352	[2]	Secure Computing Corp.	18,972
1,443	[2]	Semitool, Inc.	8,528
3,700	[2]	Semtech Corp.	44,844
3,000	[2]	Shoretel, Inc.	14,610
3,800	[2]	SiRF Technology Holdings, Inc.	3,572
1,700	[2,3]	Sigma Designs, Inc.	18,853
4,606	[2]	Silicon Image, Inc.	21,049
5,500	[2]	Silicon Storage Technology	17,325
9,900	[2]	Skyworks Solutions, Inc.	70,587
2,800	[2]	Smart Modular Technologies (WWH), Inc.	7,588
1,800	[2]	Smith Micro Software, Inc.	11,250
3,200	[2]	Solera Holdings, Inc.	79,648
1,400	[2]	Sonic Solutions	2,856
3,664	[2]	Sonicwall, Inc.	16,415
13,200	[2]	Sonus Networks, Inc.	29,172
1,400	[2]	Sourcefire, Inc.	8,876
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
8,600	[2]	Spansion, Inc.	$5,332
1,422	[2]	Standard Microsystems Corp.	25,610
1,800	[2]	Starent Networks Corp.	17,946
200	[2]	StorageNetworks, Inc.	0
1,300	[2]	Stratasys, Inc.	15,704
1,400	[2]	Successfactors, Inc.	11,186
1,500	[2]	Super Micro Computer, Inc.	9,420
731	[2]	Supertex, Inc.	17,632
3,300	[2]	Support.com, Inc.	8,250
1,300	[2]	Switch & Data Facilities Co.	12,246
5,000	[2]	Sybase, Inc.	133,150
11,900	[2]	Sycamore Networks, Inc.	39,746
2,900	[2]	Symmetricom, Inc.	12,905
2,101	[2]	Symyx Technologies, Inc.	9,265
2,100	[2]	Synaptics, Inc.	64,869
1,500	[2]	Synchronoss Technologies, Inc.	11,655
1,200	[2]	Synnex Corp.	18,516
765		Syntel, Inc.	19,026
3,999	[2]	THQ, Inc.	29,793
1,500	[2]	TNS, Inc.	21,270
2,700	[2]	TTM Technologies	19,332
4,800	[2]	Take-Two Interactive Software, Inc.	56,928
800	[2]	TechTarget, Inc.	3,912
2,438		Technitrol, Inc.	14,067
900	[2]	Techwell, Inc.	7,884
4,100	[2]	Tekelec, Inc.	52,029
2,400	[2]	TeleCommunication Systems, Inc., Class A	16,512
2,500	[2]	TeleTech Holdings, Inc.	22,600
3,330	[2]	Terremark Worldwide, Inc.	15,018
3,100	[2]	Tessera Technologies, Inc.	53,568
1,800	[2]	The Knot, Inc.	12,420
1,300		TheStreet.com, Inc.	5,122
6,431	[2]	TiVo, Inc.	44,181
12,000	[2]	Tibco Software, Inc.	61,800
900	[2]	Transmeta Corporation	14,715
3,900	[2]	Trident Microsystems, Inc.	7,059
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
9,212	[2]	Triquint Semiconductor, Inc.	$41,270
2,400	[2]	Tyler Technologies, Inc.	32,616
7,200	[2]	UTStarcom, Inc.	17,136
1,600	[2]	Ultimate Software Group, Inc.	21,328
1,200	[2]	Ultra Clean Holdings, Inc.	3,624
1,443	[2]	Ultratech, Inc.	21,760
600	[2]	Unica Corp.	3,102
4,949		United Online, Inc.	36,623
1,690	[2]	Universal Display Corp.	18,286
1,700	[2]	VASCO Data Security International, Inc.	19,261
5,230	[2]	ValueClick, Inc.	38,702
2,041	[2]	Veeco Instruments, Inc.	15,797
4,300	[2]	Verifone Holdings, Inc.	48,848
1,674	[2]	ViaSat, Inc.	30,500
1,610	[2]	Vignette Corp.	13,073
700	[2]	Virtusa Corp.	3,857
2,800	[2]	VistaPrint Ltd.	47,796
1,100	[2]	Vocus, Inc.	18,513
1,700	[2]	Volterra Semiconductor Corp.	16,048
1,900		Web.com Group Inc.	9,329
2,976	[2]	Websense, Inc.	58,092
4,700	[2]	Wind River Systems, Inc.	41,078
2,400	[2]	Wright Express Corp.	32,856
3,393	[2]	Zoran Corp.	27,619
900	[2]	Zygo Corp.	7,731
1,100	[2]	comScore, Inc.	13,420
2,800	[2]	j2 Global Communications, Inc.	45,136
		TOTAL	8,351,800
		Materials--3.6%
300	[2]	AEP Industries, Inc.	5,871
1,566		AMCOL International Corp.	38,414
3,500	[2,3]	AbitibiBowater, Inc.	6,825
2,700	[2]	Allied Nevada Gold Corp.	9,315
1,099		American Vanguard Corp.	16,078
2,500	[2]	Apex Silver Mines Ltd.	3,325
1,593		Arch Chemicals, Inc.	45,193
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
1,025		Balchem Corp.	$26,199
2,300	[2]	Boise, Inc.	1,380
1,255	[2]	Brush Engineered Materials, Inc.	15,399
2,290	[2]	Buckeye Technologies, Inc.	13,488
400	[2]	Bway Holding Co.	2,992
2,551	[2]	Calgon Carbon Corp.	33,979
1,000		Castle (A.M.) & Co.	12,170
1,300	[2]	China Precision Steel Inc.	2,821
35,300	[2,3]	Coeur d'Alene Mines Corp.	25,416
2,000		Compass Minerals International, Inc.	109,860
692		Deltic Timber Corp.	31,521
7,800	[2]	Endeavour International Corp.	5,850
2,801		Ferro Corp.	43,359
1,400	[2]	Flotek Industries, Inc.	6,930
3,172		Fuller (H.B.) Co.	56,049
3,900	[2]	General Moly, Inc.	7,761
500	[2,3]	General Steel Holdings, Inc.	2,370
600	[2]	Gentek, Inc.	10,800
2,657		Glatfelter (P.H.) Co.	27,394
4,500	[2]	Grace (W.R.) & Co.	40,545
8,900	[2,3]	Graphic Packaging Holding Co.	16,465
800	[2]	Haynes International, Inc.	20,248
2,800	[2]	Headwaters, Inc.	29,680
8,200	[2,3]	Hecla Mining Co.	20,418
7,100		Hercules, Inc.	119,351
2,200	[2]	Horsehead Holding Corp.	7,612
1,900	[2]	ICO, Inc.	8,493
600		Innophos Holdings, Inc.	16,050
1,500		Innospec, Inc.	13,125
900		Kaiser Aluminum Corp.	30,204
1,400	[2]	Kapstone Paper and Packaging Corp.	6,706
1,300		Koppers Holdings, Inc.	30,927
1,200	[2]	LSB Industries, Inc.	9,864
1,300	[2]	Landec Corp.	12,155
6,700	[2]	Louisiana-Pacific Corp.	32,160
1,900	[2]	Mercer International, Inc.	5,320
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
1,163		Minerals Technologies, Inc.	$66,012
1,759		Myers Industries, Inc.	18,593
422		NL Industries, Inc.	5,815
900		Neenah Paper, Inc.	8,127
900		Newmarket Corp.	33,921
500	[2]	Northwest Pipe Co.	14,365
1,800	[2]	OM Group, Inc.	38,412
4,623		Olin Corp.	83,954
500		Olympic Steel, Inc.	11,430
800		Penford Corp.	10,296
5,542	[2]	Polyone Corp.	26,325
700		Quaker Chemical Corp.	13,391
1,377	[2]	RTI International Metals	21,743
2,404		Rock-Tenn Co.	73,106
2,600	[2]	Rockwood Holdings, Inc.	32,110
1,700		Royal Gold, Inc.	49,011
1,759		Schulman (A.), Inc.	31,504
993		Schweitzer-Mauduit International, Inc.	16,603
3,063		Sensient Technologies Corp.	77,279
1,800	[2,3]	Shengdatech, Inc.	9,126
1,600		Silgan Holdings, Inc.	74,464
5,700	[2]	Solutia, Inc.	54,948
1,847		Spartech Corp.	11,747
330		Stepan Co.	11,824
2,490	[2]	Stillwater Mining Co.	9,860
600	[2]	Sutor Technology Group, Ltd.	1,290
1,506		Texas Industries, Inc.	47,635
2,100	[2]	U.S. Concrete, Inc.	6,615
100	[2]	United States Lime & Minerals, Inc.	2,550
400	[2]	Universal Stainless & Alloy	7,372
1,000		Verso Paper Corporation	1,550
2,795		Wausau-Mosinee Paper Corp.	25,882
1,200		Westlake Chemical Corp.	21,876
4,100		Worthington Industries, Inc.	49,487
1,338		Zep, Inc.	28,165
1,800	[2]	Zoltek Cos., Inc.	21,222
		TOTAL	1,997,692
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--1.0%
2,700		Alaska Communications Systems Holdings, Inc.	$25,218
3,500	[2]	Aruba Networks, Inc.	10,885
500		Atlantic Telephone Network, Inc.	12,165
1,600	[2]	Cbeyond Communications, Inc.	19,232
4,127	[2]	Centennial Communication Corp., Class A	14,692
15,400	[2]	Cincinnati Bell, Inc.	36,806
3,100	[2]	Cogent Communications Group, Inc.	14,818
1,700	[2]	Cogo Group Inc.	9,248
1,350		Consolidated Communications Holdings, Inc.	13,905
5,644		FairPoint Communications, Inc.	22,463
6,250	[2]	FiberTower Corp.	4,563
3,076	[2]	General Communications, Inc., Class A	23,624
1,800	[2]	Global Crossing Ltd.	11,988
3,100	[2]	Globalstar, Inc.	1,705
200	[2]	Hungarian Telephone & Cable Corp.	2,150
6,500	[2]	ICO Global Communications Holdings Ltd.	10,660
2,800		IDT Corp., Class B	2,856
2,000		Iowa Telecommunication Services, Inc.	30,240
1,900		NTELOS Holdings Corp.	49,400
7,720	[2]	PAETEC Holding Corp.	6,948
3,900	[2]	Premiere Global Services, Inc.	38,805
1,400		Shenandoah Telecommunications Co.	33,558
3,200	[2]	Syniverse Holdings, Inc.	60,160
9,250	[2]	TW Telecom, Inc.	65,490
3,500	[2]	TerreStar Corporation	2,835
1,440	[2]	USA Mobility, Inc.	13,896
1,600	[2]	Virgin Mobile USA, Inc.	1,568
3,200	[2,3]	Vonage Holdings Corp.	2,816
1,800	[2]	iBasis, Inc.	3,978
1,100	[2]	iPCS, Inc.	17,952
		TOTAL	564,624
		Utilities--3.8%
1,600		Allete, Inc.	56,000
1,079		American States Water Co.	36,913
3,485		Avista Corp.	69,212
2,400		Black Hills Corp.	60,600
Shares			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
1,004		CH Energy Group, Inc.	$41,395
700	[2]	Cadiz, Inc.	9,737
1,227		California Water Service Group	46,086
600		Central VT Public Service Corp.	11,946
500		Chesapeake Utilities Corp.	15,620
3,780		Cleco Corp.	86,978
600		Connecticut Water Service, Inc.	15,900
900		Consolidated Water Co.	12,771
2,815	[2]	El Paso Electric Co.	52,134
2,161		Empire Distribution Electric Co.	41,513
3,100		ITC Holdings Corp.	125,798
2,900		Idacorp, Inc.	77,314
1,397		Laclede Group, Inc.	73,091
1,342		MGE Energy, Inc.	47,815
900		Middlesex Water Co.	15,516
2,800		NICOR, Inc.	129,388
2,681		New Jersey Resources Corp.	99,840
1,696		Northwest Natural Gas Co.	86,292
2,400		Northwestern Corp.	46,896
1,100		Ormat Technologies, Inc.	26,576
5,200		PNM Resources, Inc.	50,700
4,600		Piedmont Natural Gas, Inc.	151,432
4,000		Portland General Electric Co.	82,080
864		SJW Corp.	24,019
1,864		South Jersey Industries, Inc.	63,506
2,678		Southwest Gas Corp.	69,949
1,571		Southwest Water Co.	12,521
1,300	[2]	Synthesis Energy Systems, Inc.	2,860
3,700	[2]	U.S. Geothermal Inc.	3,108
1,641		UIL Holdings Corp.	54,153
2,206		UniSource Energy Corp.	60,841
3,000		WGL Holdings, Inc.	96,570
6,400		Westar Energy, Inc.	124,737
		TOTAL	2,081,807
		TOTAL COMMON STOCKS (IDENTIFIED COST $57,277,443)	50,770,380
Shares			Value
		PREFERRED STOCK--0.0%
		Health Care--0.0%
76		Genesis Health Ventures, Inc., Pfd. (IDENTIFIED COST $28,732)	$0
		MUTUAL FUND--9.0%
4,935,924	[4,5,6]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	4,935,924
		TOTAL INVESTMENTS--101.3% (IDENTIFIED COST $62,242,099) [7]	55,706,304
		OTHER ASSETS AND LIABILITIES - NET--(1.3)% [8]	(703,316)
		TOTAL NET ASSETS--100%	$55,002,988

At October 31, 2008, the Fund had the following outstanding futures contracts: 1

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[2] Russell 2000 Mini Index Long Futures	83	$4,452,950	December 2008	$(1,026,613)

Unrealized Depreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Russell 2000 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $4,452,950 at October 31, 2008, which represents 8.1% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the Russell 2000 Index is 100.4%.

2 Non-income-producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Affiliated company.

5 7-Day net yield.

6 All or a portion of this security is held as collateral for securities lending.

7 The cost of investments for federal tax purposes amounts to $63,818,500.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $4,935,924 in an affiliated issuer (Note 5) and $1,247,769 of securities loaned (identified cost $62,242,099)		$55,706,304
Cash		1,507
Restricted cash		720,000
Income receivable		36,604
Receivable for investments sold		155,871
Receivable for shares sold		17,967
Receivable for daily variation margin		166,000
TOTAL ASSETS		56,804,253
Liabilities:
Payable for investments purchased	$121,941
Payable for shares redeemed	192,931
Payable for collateral due to broker for securities loaned	1,417,187
Payable for distribution services fee (Note 5)	7,634
Payable for shareholder services fee (Note 5)	12,821
Payable for Directors'/Trustees' fees	342
Accrued expenses	48,409
TOTAL LIABILITIES		1,801,265
Net assets for 5,464,152 shares outstanding		$55,002,988
Net Assets Consist of:
Paid-in capital		$58,791,672
Net unrealized depreciation of investments and futures contracts		(7,562,408)
Accumulated net realized gain on investments and futures contracts		3,520,195
Undistributed net investment income		253,529
TOTAL NET ASSETS		$55,002,988
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value, offering price and redemption proceeds per share ($43,185,163 ÷ 4,243,692 shares outstanding), no par value, unlimited shares authorized		$10.18
Class C Shares:
Net asset value per share ($11,817,825 ÷ 1,220,460 shares outstanding), no par value, unlimited shares authorized		$9.68
Offering price per share		$9.68
Redemption proceeds per share (99.00/100 of $9.68) [1]		$9.58

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $82,571 received from an affiliated issuer and net of foreign taxes withheld of $258)			$1,058,776
Interest (including income on securities loaned of $121,905)			132,986
TOTAL INCOME			1,191,762
Expenses:
Management fee (Note 5)		$395,043
Custodian fees		104,563
Transfer and dividend disbursing agent fees and expenses		127,766
Directors'/Trustees' fees		5,484
Auditing fees		21,200
Legal fees		14,640
Portfolio accounting fees		157,831
Distribution services fee--Class C Shares (Note 5)		126,384
Shareholder services fee--Institutional Shares (Note 5)		126,506
Shareholder services fee--Class C Shares (Note 5)		40,948
Account administration fee--Institutional Shares		16,677
Share registration costs		32,643
Printing and postage		46,805
Insurance premiums		5,018
Miscellaneous		14,115
TOTAL EXPENSES		1,235,623
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of management fee	$(273,366)
Reimbursement of shareholder services fee--Institutional Shares	(68,875)
TOTAL WAIVER AND REIMBURSEMENTS		(342,241)
Net expenses			893,382
Net investment income			298,380
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			6,995,400
Net realized loss on futures contracts			(1,538,018)
Net change in unrealized appreciation of investments			(37,037,069)
Net change in unrealized appreciation of futures contracts			(1,135,194)
Net realized and unrealized loss on investments and futures contracts			(32,714,881)
Change in net assets resulting from operations			$(32,416,501)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$298,380	$649,398
Net realized gain on investments and futures contracts	5,457,382	8,172,285
Net change in unrealized appreciation/depreciation of investments and futures contracts	(38,172,263)	(545,592)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(32,416,501)	8,276,091
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(539,412)	(595,280)
Distributions from net realized gain on investments and futures contracts
Institutional Shares	(5,737,090)	(9,738,172)
Class C Shares	(1,557,218)	(2,266,303)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,833,720)	(12,599,755)
Share Transactions:
Proceeds from sale of shares	21,127,526	26,432,697
Net asset value of shares issued to shareholders in payment of distributions declared	6,929,902	11,112,239
Cost of shares redeemed	(34,863,528)	(39,408,232)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,806,100)	(1,863,296)
Change in net assets	(47,056,321)	(6,186,960)
Net Assets:
Beginning of period	102,059,309	108,246,269
End of period (including undistributed net investment income of $253,529 and $498,278, respectively)	$55,002,988	$102,059,309

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mini-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Institutional Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of approximately 2,000 publicly traded common stocks, that are ranked in terms of capitalization, below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the U.S. equity market. This group of stocks is known as the Russell 2000 ® Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Manager determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Manager determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Manager and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cash flows, maintain exposure to the Russell 2000 ® Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2008, the Fund had a net realized loss on futures contracts of $1,538,018.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities, including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,247,769	$1,417,187

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,210,374	$15,926,542	1,155,712	$19,343,093
Shares issued to shareholders in payment of distributions declared	385,337	5,407,012	556,504	8,911,032
Shares redeemed	(2,097,441)	(27,516,305)	(1,935,134)	(32,351,239)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(501,730)	$(6,182,751)	(222,918)	$(4,097,114)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	409,734	$5,200,984	440,180	$7,089,604
Shares issued to shareholders in payment of distributions declared	114,589	1,522,890	143,588	2,201,207
Shares redeemed	(586,142)	(7,347,223)	(440,043)	(7,056,993)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(61,819)	$(623,349)	143,725	$2,233,818
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(563,549)	$(6,806,100)	(79,193)	$(1,863,296)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for passive foreign investment company gains and losses and prior year partnership adjustments.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,717)	$3,717

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$1,308,758	$1,533,452
Long-term capital gains	$6,524,962	$11,066,303

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$253,529
Undistributed long-term capital gain	$4,069,983
Net unrealized depreciation	$(8,112,196)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, futures contracts marked to market and partnership recognition.

At October 31, 2008, the cost of investments for federal tax purposes was $63,818,500. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $8,112,196. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,495,966 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,608,162.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The management agreement between the Fund and the Manager provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Manager voluntarily waived $269,481 of its fee. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadviser"), the Subadviser receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $47,819 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $634 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,609 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC voluntarily reimbursed $68,875 of shareholder services fees. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Manager and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.98% and 1.86%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Manager and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Manager reimbursed $3,885. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	3,724,520	39,418,951	38,207,547	4,935,924	$4,935,924	$82,571

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$16,259,697
Sales	$35,186,009

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

8. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $6,524,962.

For the fiscal year ended October 31, 2008, 67.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 65.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MINI-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mini-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mini-Cap Index Fund, a portfolio of Federated Index Trust, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MINI-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. Information regarding the subadviser's customary fee schedules was included in the materials furnished by the subadviser in connection with the Board's review. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's profitability, investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's and the subadviser's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to, different types of targeted investors, being subject to different laws and regulations, different legal structures, different average account sizes, different associated costs, and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The Board received similar revenue and cost information about the Fund from the subadviser. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated and the subadviser to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's and the subadviser's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that, for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E601
Cusip 31420E304

29456 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $67,500

Fiscal year ended 2007 - $63,600

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $8,431 respectively.  Fiscal year ended 2007- Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $95,491

Fiscal year ended 2007 - $146,930

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Index Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	December 22, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008